                                                                   EXHIBIT 10.19

================================================================================
--------------------------------------------------------------------------------



                                  $53,000,000

                                CREDIT AGREEMENT

                           DATED AS OF MARCH 12, 1998

                                     AMONG

                               IMPAC GROUP, INC.,

                               AGI INCORPORATED,

                                KLEARFOLD, INC.,

                            BANK OF AMERICA NATIONAL
                          TRUST & SAVINGS ASSOCIATION,

                                    AS AGENT

                                      AND

                         LETTER OF CREDIT ISSUING BANK,

                                      AND

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

                                  ARRANGED BY

                         BANCAMERICA ROBERTSON STEPHENS


================================================================================
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Section                                                                  Page
-------
ARTICLE I

        DEFINITIONS.....................................................    1
        -----------
1.01  Certain Defined Terms.............................................    1
      ---------------------
1.02  Other Interpretive Provisions.....................................   27
      -----------------------------
1.03  Accounting Principles.............................................   27
      ---------------------

ARTICLE II

        THE CREDITS.....................................................   28
        -----------
2.01  Amounts and Terms of Commitment...................................   28
      -------------------------------
2.02  Loan Accounts.....................................................   28
      -------------
2.03  Procedure for Revolving Loan Borrowing............................   29
      --------------------------------------
2.04  Conversion and Continuation Elections for Revolving Loans.........   30
      ---------------------------------------------------------
2.05  Voluntary Termination or Reduction of Commitments.................   31
      -------------------------------------------------
2.06  Optional Prepayments..............................................   32
      --------------------
2.07  Mandatory Prepayments of Loans; Mandatory Commitment Reductions...   32
      ---------------------------------------------------------------
2.08  Repayment of Loans................................................   33
      ------------------
2.09  Interest..........................................................   34
      --------
2.10  Fees..............................................................   35
      ----
        (a)  Agency Fees................................................   35
             -----------
        (b)  Commitment Fees............................................   35
             ---------------
2.11  Computation of Fees and Interest..................................   35
      --------------------------------
2.12  Payments by Credit Parties........................................   35
      --------------------------
2.13  Payments by the Lenders to the Agent..............................   36
      ------------------------------------
2.14  Sharing of Payments, Etc..........................................   37
      -------------------------
ARTICLE III

        THE LETTERS OF CREDIT...........................................   37
         --------------------
3.01  The Letter of Credit Facility.....................................   37
      -----------------------------
3.02  Issuance, Amendment and Renewal of Letters of Credit..............   39
      ----------------------------------------------------
3.03  Risk Participations, Drawings, L/C Loan Borrowings
      --------------------------------------------------
       and Reimbursements...............................................   41
       ------------------
3.04  Repayment of Participations.......................................   46
      ---------------------------
3.05  Role of the Issuing Bank..........................................   46
      ------------------------
3.06  Obligations Absolute..............................................   47
      --------------------
3.07  Cash Collateral Pledge............................................   48
      ----------------------
3.08  Letter of Credit Fees.............................................   48
      ---------------------

Section                                                                  Page
3.09  Uniform Customs and Practice......................................   49
      ----------------------------

ARTICLE IV

        TAXES, YIELD PROTECTION AND ILLEGALITY..........................   49
        --------------------------------------
4.01  Taxes.............................................................   49
      -----
4.02  Illegality........................................................   50
      ----------
4.03  Increased Costs and Reduction of Return...........................   51
      ---------------------------------------
4.04  Funding Losses....................................................   51
      --------------
4.05  Inability to Determine Rates......................................   52
      ----------------------------
4.06  Reserves on Offshore Rate Loans...................................   52
      -------------------------------
4.07  Certificates of Lenders...........................................   53
      -----------------------
4.08  Substitution of Lenders...........................................   53
      -----------------------
4.09  Survival..........................................................   53
      --------

ARTICLE V

        CONDITIONS PRECEDENT............................................   53
        --------------------
5.01  Conditions of Initial Credit Extensions...........................   53
      ---------------------------------------
        (a)  Credit Agreement and Notes.................................   53
             --------------------------
        (b)  Resolutions; Incumbency....................................   53
             -----------------------
        (c)  Organization Documents; Good Standing......................   54
             -------------------------------------
        (d)  Legal Opinions.............................................   54
             --------------
        (e)  Payment of Fees............................................   54
             ---------------
        (f)  Certificate................................................   54
             -----------
        (g)  Collateral Documents.......................................   55
             --------------------
        (h)  Lender Payoff Letter.......................................   55
             --------------------
        (i)  Pro Forma Balance Sheet and Projections....................   56
             ---------------------------------------
        (k)  Applicable Margin Certificate..............................   56
             -----------------------------
        (l)  Senior Subordinated Note Documents.........................   56
             ----------------------------------
        (m)  Combination................................................   56
             -----------
        (n)  Merger.....................................................   57
             ------
        (o)  Other Documents............................................   57
             ---------------
5.02  Conditions to All Credit Extensions...............................   57
      -----------------------------------
        (a)  Notice, Application........................................   57
             -------------------
        (b)  Continuation of Representations and Warranties.............   57
             ----------------------------------------------
        (c)  No Existing Default........................................   57
             -------------------

ARTICLE VI

Section                                                                  Page
      REPRESENTATIONS AND WARRANTIES....................................   58
      ------------------------------
6.01  Corporate Existence and Power.....................................   58
      -----------------------------
6.02  Corporate Authorization; No Contravention.........................   58
      -----------------------------------------
6.03  Governmental Authorization........................................   58
      --------------------------
6.04  Binding Effect....................................................   58
      --------------
6.05  Litigation........................................................   59
      ----------
6.06  No Default........................................................   59
      ----------
6.07  ERISA Compliance..................................................   59
      ----------------
6.08  Use of Proceeds; Margin Regulations...............................   60
      -----------------------------------
6.09  Title to Properties...............................................   60
      -------------------
6.10  Taxes.............................................................   60
      -----
6.11  Financial Condition...............................................   60
      -------------------
6.12  Environmental Matters.............................................   60
      ---------------------
6.13  Collateral Documents..............................................   61
      --------------------
6.14  Regulated Entities................................................   62
      ------------------
6.15  No Burdensome Restrictions........................................   62
      --------------------------
6.16  Solvency..........................................................   62
      --------
6.17  Labor Relations...................................................   62
      ---------------
6.18  Copyrights, Patents, Trademarks and Licenses, etc.................   63
      --------------------------------------------------
6.19  Capitalization; Subsidiaries......................................   63
      ----------------------------
6.20  Broker's; Transaction Fees........................................   63
      --------------------------
6.21  Insurance.........................................................   63
      ---------
6.22  Swap Obligations..................................................   63
      ----------------
6.23  Full Disclosure...................................................   63
      ---------------
6.24  Subordination Provisions..........................................   64
      ------------------------
6.25  Transaction Agreements............................................   64
      ----------------------
6.26  Merger............................................................   64
      ------
6.27  Year 2000 Compliance..............................................   64
      --------------------

ARTICLE VII

      AFFIRMATIVE COVENANTS.............................................   64
      ---------------------
7.01  Financial Statements..............................................   65
      --------------------
7.02  Certificates; Other Information...................................   65
      -------------------------------
7.03  Notices...........................................................   66
      -------
7.04  Preservation of Corporate Existence, Etc..........................   67
      ----------------------------------------
7.05  Maintenance of Property...........................................   67
      -----------------------
7.06  Insurance.........................................................   67
      ---------
7.07  Payment of Obligations............................................   67
      ----------------------
7.08  Compliance with Laws..............................................   68
      --------------------

Section                                                                  Page
7.09  Compliance with ERISA.............................................   68
      ---------------------
7.10  Inspection of Property and Books and Records......................   68
      --------------------------------------------
7.11  Environmental Laws................................................   68
      ------------------
7.12  Use of Proceeds...................................................   68
      ---------------
7.13  Solvency..........................................................   69
      --------
7.14  Further Assurances................................................   69
      ------------------
7.15  Foreign Subsidiaries Security.....................................   69
      -----------------------------
7.16  Klearfold IRB Letter of Credit....................................   70
      ------------------------------

ARTICLE VIII

      NEGATIVE COVENANTS................................................   70
      ------------------
8.01  Limitation on Liens...............................................   70
      -------------------
8.02  Disposition of Assets.............................................   72
      ---------------------
8.03  Acquisitions, Consolidations and Mergers..........................   72
      ----------------------------------------
8.04  Loans and Investments.............................................   73
      ---------------------
8.05  Limitation on Indebtedness........................................   74
      --------------------------
8.06  Transactions with Affiliates......................................   75
      ----------------------------
8.07  Use of Proceeds...................................................   75
      ---------------
8.08  Contingent Obligations............................................   75
      ----------------------
8.09  Joint Ventures; Foreign Assets; New Subsidiaries..................   76
      ------------------------------------------------
8.10  Lease Obligations.................................................   76
      -----------------
8.11  Restricted Payments; No Permitted Restrictions for Subsidiaries...   76
      ---------------------------------------------------------------
8.12  ERISA.............................................................   77
      -----
8.13  Change in Business................................................   78
      ------------------
8.14  Accounting Changes................................................   78
      ------------------
8.15  Leverage Ratio....................................................   78
      --------------
8.16  Senior Leverage Ratio.............................................   78
      ---------------------
8.17  Interest Coverage Ratio...........................................   79
      -----------------------
8.18  Net Assets Ratio..................................................   79
      ----------------
8.19  Minimum Net Worth.................................................   79
      -----------------
8.20  Amendments to Charter Documents, Subordinated  Debt and IRB Debt;
      -----------------------------------------------------------------
       No Preferred Stock...............................................   80
       ------------------
8.21  Intercompany Loans................................................   81
      -------------------

ARTICLE IX

      EVENTS OF DEFAULT.................................................   81
      -----------------
9.01  Event of Default..................................................   81
      ----------------
      (a)  Non-Payment..................................................   81
           -----------

Section                                                                  Page
      (b)  Representation or Warranty...................................   81
           --------------------------
      (c)  Specific Defaults............................................   82
           -----------------
      (d)  Other Defaults...............................................   82
           --------------
      (e)  Cross-Default................................................   82
           -------------
      (f)  Insolvency; Voluntary Proceedings............................   82
           ---------------------------------
      (g)  Involuntary Proceedings......................................   83
           -----------------------
      (h)  ERISA........................................................   83
           -----
      (i)  Monetary Judgments...........................................   83
           ------------------
      (j)  Non-Monetary Judgments.......................................   83
           ----------------------
      (k)  Collateral...................................................   83
           ----------
      (l)  Change of Control............................................   84
           -----------------
      (m)  Guaranty Defaults............................................   84
           -----------------
      (n)  Invalidity of Subordination Provisions.......................   84
           --------------------------------------
      (o)  Cross Default to IRBs........................................   84
           ----------------------
9.02  Remedies..........................................................   84
      --------
9.03  Rights Not Exclusive..............................................   86
      --------------------
9.04  Permitted Swap Contract Remedies..................................   86
      --------------------------------

ARTICLE X

      THE AGENT.........................................................   86
      ---------
10.01 Appointment and Authorization; "Agent"............................   86
      --------------------------------------
10.02 Delegation of Duties..............................................   87
      --------------------
10.03 Liability of Agent................................................   87
      ------------------
10.04 Reliance by Agent.................................................   87
      -----------------
10.05 Notice of Default.................................................   88
      -----------------
10.06 Credit Decision...................................................   88
      ---------------
10.07 Indemnification of Agent..........................................   89
      ------------------------
10.08 Agent in Individual Capacity......................................   89
      ----------------------------
10.09 Successor Agent...................................................   89
      ---------------
10.10 Withholding Tax...................................................   90
      ---------------
10.11 Collateral Matters................................................   91
      ------------------

ARTICLE XI

        MISCELLANEOUS...................................................   92
        -------------
11.01 Amendments and Waivers............................................   92
      ----------------------
11.02 Notices...........................................................   93
      -------
11.03 No Waiver; Cumulative Remedies....................................   93
      ------------------------------

Section                                                                  Page
11.04 Costs and Expenses................................................   94
      ------------------
11.05 Company Indemnification...........................................   94
      -----------------------
11.06 Payments Set Aside................................................   94
      ------------------
11.07 Successors and Assigns............................................   95
      ----------------------
11.08 Assignments, Participations, etc..................................   95
      ---------------------------------
11.09 Confidentiality...................................................   97
      ---------------
11.10 Set-off...........................................................   97
      -------
11.11 Automatic Debits of Fees..........................................   97
      ------------------------
11.12 Notification of Addresses, Lending Offices, Etc...................   98
      ------------------------------------------------
11.13 Counterparts......................................................   98
      ------------
11.14 Severability......................................................   98
      ------------
11.15 No Third Parties Benefited........................................   98
      --------------------------
11.16 Governing Law and Jurisdiction....................................   98
      ------------------------------
11.17 Waiver of Jury Trial..............................................   99
      --------------------
11.18 Entire Agreement..................................................  100
      ----------------
11.19 Agent for Service of Process......................................  100
      ----------------------------

SCHEDULES

Schedule 2.01    Commitments
Schedule 6.05    Litigation
Schedule 6.11    Permitted Liabilities
Schedule 6.12    Environmental Matters
Schedule 6.18    Exceptions to Title for Intellectual Property
Schedule 6.19    Capitalization; Subsidiaries and Minority Interests
Schedule 6.20    Brokers' and Transaction Fees
Schedule 8.01    Existing Liens
Schedule 8.04    Existing Investments
Schedule 8.05    Existing Indebtedness
Schedule 8.06    Affiliate Transactions
Schedule 8.08    Contingent Obligations
Schedule 11.02   Lending Offices; Addresses for Notices


EXHIBITS

Exhibit A        Form of Notice of Borrowing
Exhibit B        Form of Notice of Conversion/Continuation
Exhibit C        Form of Compliance Certificate
Exhibit D        Form of Legal Opinion of Credit Parties' Counsel
Exhibit E        Form of Assignment and Acceptance
Exhibit F-1      Form of Revolving Note
Exhibit F-2      Form of L/C Loan Note
Exhibit G        Form of AGI Letter of Credit
Exhibit H-1      Form of Back-Up Klearfold Letter of Credit
Exhibit H-2      Form of Replacement Klearfold Letter of Credit
Exhibit H-3      Mellon Bank, N.A. Letter of Credit
Exhibit I        Form of AGI Pledge and Security Agreement

                               CREDIT AGREEMENT
                               ----------------

     This CREDIT AGREEMENT is entered into as of March 12, 1998, among IMPAC GROUP, INC. (f/k/a KFI Holding Corporation), a Delaware corporation (the "Company"), AGI INCORPORATED, an Illinois corporation ("AGI"), KLEARFOLD, INC.,
--------                                                ---
a Pennsylvania corporation ("Klearfold", and together with AGI, each a "L/C
                             ---------                                  ---
Borrower" and collectively, the "L/C Borrowers"), the several financial
--------                         -------------
institutions from time to time party to this Agreement (collectively, the "Lenders"; individually, a "Lender"), and Bank of America National Trust &
--------                    ------
Savings Association, as letter of credit issuing bank and as agent for the Lenders.

     WHEREAS, the Company intends to enter into a recapitalization transaction pursuant to which the existing holders of the common stock of the Company will make a capital contribution of not less than $4,300,000 in cash to the Company and certain current equity investors in AGI will contribute to the Company certain shares of common stock of AGI, and thereafter the Company's newly formed subsidiary, AGI Acquisition Corp., will merge (the "Merger") with and into AGI
                                                    ------
with AGI as the surviving corporation, and AGI will become a wholly-owned subsidiary of the Company; and the Company anticipates that all dividends and cash consideration payable in consideration of the Merger and the repayment of certain existing indebtedness for money borrowed of AGI and Klearfold will be funded with the proceeds of the capital contribution referred to above and from its offering of $100,000,000 of senior unsecured subordinated notes due 2008 (the "Senior Subordinated Notes"), and that the Company and its Subsidiaries
      -------------------------
will thereafter need certain additional credit facilities to finance their proposed future acquisitions, certain working capital needs and to assume, back-stop and/or replace certain existing letters of credit which credit enhance existing industrial development revenue bonds of the Company's Subsidiaries, AGI and Klearfold;

     WHEREAS, in connection with the transactions referenced above, the Lenders have agreed to make available to the Company a revolving credit facility and to the L/C Borrowers a letter of credit facility upon the terms and conditions set forth in this Agreement;

     WHEREAS, simultaneous with the consummation of the Merger and the offering of the Senior Subordinated Notes, the Company has changed its name from KFI Holding Corporation to IMPAC Group, Inc.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     1.0  Certain Defined Terms.  The following terms have the following
          ---------------------
meanings:

          "Acquisition" means any transaction or series of related
           -----------
     transactions for the purpose of or resulting, directly or indirectly, in
     (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or its Subsidiary is the surviving entity.

          "Affiliate" means, as to any Person, any other Person which,
           ---------
     directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise, but shall with respect to a Credit Party specifically exclude BofA.

          "Agent" means BofA in its capacity as agent for the Lenders hereunder,
           -----
     and any successor agent arising under Section 10.09.
                                           -------------

          "Agent-Related Persons" means BofA and any successor agent arising
           ---------------------
     under Section 10.09 and any successor letter of credit issuing bank
           -------------
     hereunder, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Agent's Payment Office" means the address for payments set forth
           ----------------------
     on Schedule 11.02 or such other address as the Agent may from time to time
        --------------
     specify.

          "AGI" means AGI Incorporated, an Illinois corporation, as the
           ---
     survivor corporation of the Merger.

          "AGI Bond Documents" means collectively, the AGI Bonds, the AGI
           ------------------
     Indenture, AGI Remarketing Agreement, AGI Pledge and Security Agreement and any other agreements or instruments relating thereto.

          "AGI-A Drawing (Purchase)" means a demand for payment under the AGI
           ------------------------
     IRB Letter of Credit made by presentation of a document in the form of Exhibit A-1 (Next Day Purchase) or Exhibit A-2 (Same Day Purchase) to the AGI IRB Letter of Credit.

          "AGI-B Drawing (Principal)" means a demand for payment under the AGI
           -------------------------
     IRB Letter of Credit made by presentation of a document in the form of Exhibit B (Principal) to the AGI IRB Letter of Credit.

          "AGI Bond Issuer" means The City of Jacksonville, Illinois.
           ---------------

          "AGI Bonds" means the Multi-Mode Industrial Project Revenue Bonds,
           ---------
     Series 1995 issued by the AGI Bond Issuer pursuant to the AGI Indenture.

          "AGI-C Drawing (Interest)" means a demand for payment under the AGI
           ------------------------
     IRB Letter of Credit made by presentation of a document in the form of Exhibit C (Interest) to the AGI IRB Letter of Credit.

          "AGI-D Drawing (Premium)" means a demand for payment under the AGI
             -----------------------
     IRB Letter of Credit made by presentation of a document in the form of Exhibit D (Premium) to the AGI IRB Letter of Credit.

          "AGI-E Drawing (Acceleration)" means a demand for payment under the
           ----------------------------
     AGI IRB Letter of Credit made by presentation of a document in the form of Exhibit E (Acceleration) to the AGI IRB Letter of Credit.

          "AGI Indenture" means the Trust Indenture, dated as of January 1,
           -------------
     1995, between the AGI Bond Issuer and the AGI Trustee.

          "AGI IRB Letter of Credit" means the letter of credit issued by the
           ------------------------
     Issuing Bank in substantially the form of Exhibit G hereto.
                                               ---------

          "AGI Letters of Credit" means (a) the AGI IRB Letter of Credit and
           ---------------------
     (b) any other Letter of Credit issued for the account of AGI pursuant to
     Article III.
     -----------

          "AGI L/C Sublimit" means the commitment of the Issuing Bank to
           ----------------
     Issue, and the commitment of the L/C Lenders with L/C Loan Commitments severally to participate in, the AGI Letters of Credit Issued or outstanding under Article III, in an aggregate amount not to exceed on any
                       -----------
     date the amount of $8,571,019 plus the Trade L/C Sublimit (to the extent not then used by Klearfold), as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.07(b).
                                                             ---------------

          "AGI L/C Loan" means a L/C Loan made by a L/C Lender to AGI.
           ------------

          "AGI L/C Obligations" means at any time the sum of (a) the aggregate
           -------------------
     undrawn amount of the AGI Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under the AGI Letters of Credit, including all outstanding AGI L/C Loans.

          "AGI LOC Termination Tender Date" has the meaning specified in the
           -------------------------------
     AGI Indenture.

          "AGI Pledged Bonds" has the meaning specified in Section 3.03(b).
           -----------------                               ---------------

          "AGI Pledge and Security Agreement" has the meaning specified in
           ---------------------------------
     Section 3.03(b).
     ---------------

          "AGI Reimbursement Agreement" means that certain Reimbursement
           ---------------------------
     Agreement between AGI and BofA (f/k/a Bank of America Illinois) dated as of January 1, 1995.

          "AGI Remarketing Agent" means William Blair & Company.
           ---------------------

          "AGI Remarketing Agreement" means the Remarketing Agreement, dated
           -------------------------
     as of January 1, 1995, between the Company and the AGI Remarketing Agent.

          "AGI Tender Price" has the meaning specified in the AGI Indenture.
           ----------------

          "AGI Trustee" means Bank One, Springfield.
           -----------

          "Agreement" means this Credit Agreement.
           ---------

          "Applicable Margin" shall mean on any date the applicable percentage
           -----------------
     set forth below based upon the Level as shown in the Compliance Certificate then most recently delivered to the Lenders:

                 Offshore     Base      Letter of     Commitment
      Level        Rate       Rate      Credit Fee       Fee
     -------     --------     ----      ----------    ----------
      I            2.25%       1.25%       1.625%        .500%

     II            2.00%       1.00%       1.625%        .375%

     III           1.75%        .75%       1.625%        .250%

     IV            1.50%        .50%       1.500%        .250%

     ; provided, however that for the period from the date hereof until the date
       --------  -------
     that is the first Business Day after the date the first Compliance Certificate is delivered to the Lenders pursuant to Section 7.02(b), the
                                                         ---------------
     Applicable Margin shall be deemed to be the Level determined pursuant to the certificate referred to in Section 5.01(k); provided further that, if
                                    ---------------  -------- -------
     the Company shall have failed to deliver to the Lenders by the date required hereunder any Compliance Certificate pursuant to Section 7.02(b)
                                                               ---------------
     or if any other Event of Default shall have occurred and be continuing, then from the date such Compliance Certificate was required to be delivered until the date of such delivery or the cure or waiver in writing of such other Event of Default, as the case may be, the Applicable Margin shall be deemed to be Level I. Each change in the Applicable Margin shall take effect with respect to all outstanding Loans and fees on the first Business Day immediately succeeding the day on which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the first Business Day immediately succeeding the day on which such Event of Default is either waived or cured (assuming no other Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered Compliance Certificate.

          "Assignee" has the meaning specified in Section 11.08(a).
           --------                               ----------------

          "Attorney Costs" means and includes all reasonable and customary
           --------------
     fees and disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978
           ---------------
     (11 U.S.C. (S)101, et seq.).
                        -------

          "Base Rate" means, for any day, the higher of: (a) 0.50% per annum
           ---------
     above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in Chicago, Illinois as its "reference rate." The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Revolving Loan or an L/C Loan that bears
           --------------
     interest based on the Base Rate.

          "BofA" means Bank of America National Trust & Savings Association, a
           ----
     national banking association, individually.

          "Borrowing" means a borrowing hereunder consisting of Loans of the
           ---------
     same Type made to a Credit Party on the same day by the Lenders under
     Article II or III, and, in the case of Offshore Rate Loans, having the same
     -----------------
     Interest Period.

          "Borrowing Date" means any date on which a Borrowing occurs under
           --------------
     Sections 2.03 and 3.03.
     --------------    ----

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
     day on which commercial banks in Chicago or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore interbank market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
     directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capital Expenditures" means, for any period and with respect to any
           --------------------
     Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease" has the meaning specified in the definition of
           -------------
     "Capital Lease Obligations."

          "Capital Lease Obligations" means all monetary obligations of a
           -------------------------
     Credit Party or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease ("Capital Lease") .

          "Cash Collateralize" means to pledge and deposit with or deliver to
           ------------------
     the Agent, for the benefit of the Agent, the Issuing Bank and the L/C Lenders, as additional collateral for the Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent (which documents are hereby consented to by the L/C Lenders). Derivatives of such term shall have corresponding meaning.

          "Cash Equivalents" means:
           ----------------

               (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than one year from the date of acquisition;

               (b) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than one year, issued by any Lender, or by any U.S. commercial bank having combined capital and surplus of not less than $100,000,000 whose short term securities are rated at least A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc.;

               (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than six months.

          "Change of Control" means the occurrence of any of the following:  (i)
           -----------------
     the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than one or more Principals or Related Parties of one or more Principals or a Management Group, (ii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than one or more Principals and their Related Parties or a Management Group, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have

     "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 50% of the Voting Stock of the Company (measured by voting power rather than number of shares), (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) other than a Management Group becomes the "beneficial owner" (as defined above), directly or indirectly, of 35% or more of the Voting Stock of the Company (measured by voting power rather than number of shares) and the Principals and their Related Parties in the aggregate "beneficially own" (as defined above) less than 35% of the Voting Stock of the Company (measured by voting power rather than number of shares), (iv) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors or (v) any other event or occurrence constituting a "Change of Control" under the Senior Subordinated Note Indenture.

          "Closing Date" means March 12, 1998.
           ------------

          "Code" means the Internal Revenue Code of 1986, and regulations
           ----
     promulgated thereunder.

          "Collateral" means all property and interests in property and proceeds
           ----------
     thereof now owned or hereafter acquired by a Credit Party or any Subsidiary Guarantor in or upon which a Lien now or hereafter exists in favor of the Lenders, or the Agent on behalf of the Lenders, whether under this Agreement or under any other documents executed by any such Persons and delivered to the Agent.

          "Collateral Documents" means, collectively, (a) the Security
           --------------------
     Agreements, the Guaranties, the Pledge Agreements, the AGI Pledge and Security Agreement, the Intellectual Property Assignments, the Mortgages (if and when required to be executed and delivered hereunder) and all other security agreements, patent and trademark assignments, guarantees and other similar agreements between a Credit Party or its Subsidiaries and the Lenders or the Agent, for the benefit of the Lenders, now or hereafter delivered to the Lenders or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against a Credit Party or any of its Subsidiaries as debtor in favor of the Lenders or the Agent, for the benefit of the Lenders, as secured party and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

          "Combination" means, collectively, (a) the contribution by the
           -----------
     stockholders of the Company of (x) 100% of the capital stock of the Company and a warrant to purchase capital stock of the Company and (y) at least $4,300,000 in cash to the capital of the Company and (b) the contribution by certain of the stockholders and holders of stock appreciation rights of AGI of at least 26.8% of the capital stock of AGI and the investment of the proceeds of stock appreciation rights to the capital of the Company, in each case in exchange for common stock of the Company pursuant to the terms of the Combination Documents.

          "Combination Documents" means the Investment Agreement, dated as of
           ---------------------
     February 19, 1998, among the Company, the stockholders of the Company, and certain stockholders, members of the management and holders of stock appreciation rights of AGI, and all other documents entered into or delivered in connection with the Combination.

          "Commitments" means, collectively, the Revolving Loan Commitment and
           -----------
     the L/C Commitment.

          "Commitment Fee" has the meaning specified in Section 2.10(b).
           --------------                               ---------------

          "Company" means IMPAC Group, Inc. (f/k/a KFI Holding Corporation), a
           -------
     Delaware corporation.

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
     of Exhibit C.
        ---------

          "Consolidated Interest Expense" means, for any period, gross
           -----------------------------
     consolidated interest expense for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for the Company and its Subsidiaries.

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
     indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another
                                                -------------------
     Person (the "primary obligor"), including any obligation of that Person (i)
                  ---------------
     to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument
               -------------------
     (other than any Letter of Credit) issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

          "Continuing Directors" means, as of any date of determination, any
           --------------------
     member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the Closing Date, (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election or (iii) was elected to such Board of Directors pursuant to a designation made pursuant to the Stockholder Agreement, provided that at such time the Principals, any Management Group and their Related Parties own more than 50% of the Voting Stock of the Company.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section
           ----------------------------                                 -------
     2.04, the Company (a) converts Revolving Loans of one Type to another Type,
     ----
     or (b) continues as Revolving Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

          "Credit Extension" means and includes (a) the making of any Loans
           ----------------
     hereunder, and (b) the Issuance of any Letters of Credit hereunder.

          "Credit Party" means each of the Company and each L/C Borrower.
           ------------

          "Default" means any event or circumstance which, with the giving of
           -------
     notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Dollars", "dollars" and "$" each mean lawful money of the United
           -------    -------       -
     States.

          "Domestic Subsidiary"  means each Subsidiary of the Company that is
           -------------------
     organized under the laws of the United States or any state thereof.

          "EBITDA" means, for any period, for the Company and its Subsidiaries
           ------
     on a consolidated basis, determined in accordance with GAAP, the sum of (a) Net Income for such period plus (b) Consolidated Interest Expenses and all
                                ----
     amounts treated as expenses for depreciation and amortization of intangibles of any kind to the extent deducted in the determination of such Net Income, plus (c) all taxes based on income or
                                       ----
     profits to the extent such taxes were included in computing Net Income, plus (d) with respect to any business acquired during the period of
     ----
     determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired less the base compensation (which must, in any event, reflect at
              ----
     least a reasonable market base salary for such types of managers and executives) paid to each such Person during such twelve month period plus
                                                                          ----
     (y) the aggregate amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition, plus or minus (e) such amounts, if any, as from time to
                       ----    -----
     time agreed to between the Company and the Lenders in connection with an Acquisition related to reasonably projected savings from such Acquisition applied on a pro forma basis; and provided further, that for the purpose of
                                       ----------------
     computations under Sections 8.15, 8.16 and 8.17 for any business acquired
                        -------------  ----     ----
     during the period of determination, EBITDA for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period.

          "Effective Amount" means:
           ----------------

          (a) with respect to any Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Revolving Loans occurring on such date;

          (b) with respect to any AGI L/C Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of AGI L/C Loans occurring on such date;

          (c) with respect to any outstanding AGI L/C Obligations on any date, the amount of such AGI L/C Obligations on such date after giving effect to any Issuances of AGI Letters of Credit occurring on such date and any other changes in the aggregate amount of the AGI L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any AGI Letters of Credit or any reductions in the maximum amount available for drawing under AGI Letters of Credit taking effect on such date;

          (d) with respect to any Klearfold L/C Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing and prepayments or repayments of Klearfold L/C Loans occurring on such date; and

          (e) with respect to any outstanding Klearfold L/C Obligations on any date, the amount of such Klearfold L/C Obligations on such date after giving effect to any Issuances of Klearfold Letters of Credit occurring on such date and any other changes in the aggregate amount of the Klearfold L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Klearfold Letters of Credit or any reductions in the maximum amount available for drawing under Klearfold Letters of Credit taking effect on such date.

     For purposes of Section 2.07, the Effective Amount shall be determined
                     ------------
     without giving effect to any mandatory prepayments to be made under said Section.

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
     laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a
                                                                 ----
     political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States; (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; (d) a commercial finance company or finance subsidiary of a corporation organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $100,000,000; (e) a savings bank or savings and loan association organized under the laws of the United States of America, or any State thereof, and having total assets in excess of $100,000,000; and (f) any other entity approved by the Company and the Agent.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
     Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
     common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "Environmental Permits" has the meaning specified in Section 6.12(b).
           ---------------------                               ---------------

          "ERISA" means the Employee Retirement Income Security Act of 1974, and
           -----
     regulations promulgated thereunder.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
     incorporated) under common control with the Company within the meaning of
     Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          "ERISA Event" means (a) a Reportable Event with respect to a Pension
           -----------
     Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in

     Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

          "Eurodollar Reserve Percentage" has the meaning specified in the
           -----------------------------
     definition of "Offshore Rate".

          "Event of Default" means any of the events or circumstances specified
           ----------------
     in Section 9.01.
        ------------

          "Exchange Act" means the Securities Exchange Act of 1934, and
           ------------
     regulations promulgated thereunder.

          "FDIC" means the Federal Deposit Insurance Corporation, and any
           ----
     Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
     weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Fee Letter" has the meaning specified in Section 2.10(a).
           ----------                               ---------------

          "Foreign Subsidiary" means each Subsidiary of the Company that is not
           ------------------
     a Domestic Subsidiary.

          "FRB" means the Board of Governors of the Federal Reserve System, and
           ---
     any Governmental Authority succeeding to any of its principal functions.

          "Further Taxes" means any and all present or future taxes, levies,
           -------------
     assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.01.
                         ------------

          "GAAP" means generally accepted accounting principles set forth from
           ----
     time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; provided, however, that
                                                        --------  -------
     for purposes of all computations required to be made with respect to compliance by the Company with Sections 8.15, 8.16, 8.17 and 8.18, such
                                    -------------  ----  ----     ----
     term shall mean generally accepted accounting principles as in effect on the date of this Agreement, applied in a manner consistent with those used in preparing the financial statements referred to in Section 6.11.
                                                          ------------

          "Governmental Authority" means any nation or government, any state or
           ----------------------
     other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guaranty" means, collectively, each Guaranty, dated as of the date
           --------
     hereof, duly executed and delivered by each Credit Party and the Subsidiary Guarantors in favor of the Agent, on behalf of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Guaranty Obligation" has the meaning specified in the definition of
           -------------------
     "Contingent Obligation."

          "Hazardous Materials" means any toxic or hazardous waste, substance or
           -------------------
     chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any Environmental Law, including, without limitation, asbestos, petroleum, crude oil or any fraction thereof.

          "Honor Date" shall mean the date that any amount is paid by the
           ----------
     Issuing Bank under any Letter of Credit.

          "IBOR" has the meaning specified in the definition "Offshore Rate".
           ----                                               -------------

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
     indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments and all L/C Obligations; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or Lender under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to Capital Leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (f) above.

          "Indemnified Liabilities" has the meaning specified in Section 11.05.
           -----------------------                               -------------

          "Indemnified Person" has the meaning specified in Section 11.05.
           ------------------                               -------------

          "Independent Auditor" has the meaning specified in Section 7.01(a).
           -------------------                               ---------------

          "Insolvency Proceeding" means, with respect to any Person, (a) any
           ---------------------
     case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Intellectual Property Assignments" means, collectively, each Patent
           ---------------------------------
     Assignment, Trademark Assignment and Copyright Assignment duly executed and delivered by each of the Company and each Guarantor in favor of the Agent, for the benefit of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Interest Coverage Ratio" means, with respect to any period, the ratio
           -----------------------
     of EBITDA for that period to Consolidated Interest Expense for that period.

          "Interest Payment Date" means, as to any Offshore Rate Loan, the last
           ---------------------
     day of each Interest Period applicable to such Offshore Rate Loan and, as to any Base Rate Loan, the last Business Day of each March, June, September and December; provided, however, that if any Interest Period exceeds three
                   --------  -------
     months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, as to any Offshore Rate Loan, the period
           ---------------
     commencing on the Borrowing Date of such Offshore Rate Loan or on the Conversion/Continuation Date on which the relevant Revolving Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

     provided that:
     --------

               (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (c) no Interest Period for any Loan shall extend beyond the Termination Date.

          "IRB Debt" means, collectively, the AGI Bonds and the Klearfold Bonds.
           --------

          "IRS" means the Internal Revenue Service, and any Governmental
           ---
     Authority succeeding to any of its principal functions under the Code.

          "Issuance Date" means the date upon which the Issuing Bank Issues a
           -------------
     Letter of Credit.

          "Issue" means, with respect to any Letter of Credit, to issue or to
           -----
     extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding
                            ------    -------       --------
     meanings.

          "Issuing Bank" means BofA in its capacity as issuer of the Letters of
           ------------
     Credit hereunder, together with any replacement letter of credit issuer arising under Section 10.01(b) or Section 10.09.
                   ----------------    -------------

          "Joint Venture" means a single-purpose corporation, partnership,
           -------------
     limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "Klearfold" means Klearfold, Inc., a Pennsylvania corporation.
           ---------

          "Klearfold Bond Documents" means, collectively, the Klearfold Bonds,
           ------------------------
     the Klearfold Indenture, the Klearfold Remarketing Agreement, the Klearfold Placement Agreement and any other agreements or instruments relating thereto.

          "Klearfold Bond Issuer" means the Bucks County Industrial Development
           ---------------------
     Authority.

          "Klearfold Bonds" means the $4,000,000 Variable Rate Demand Revenue
           ---------------
     Bonds, Series 1997, issued by the Klearfold Bond Issuer pursuant to the Klearfold Indenture.

          "Klearfold Indenture" means the Trust Indenture, dated as of August 1,
           -------------------
     1997, among the Klearfold Bond Issuer, the Klearfold Trustee and Klearfold.

          "Klearfold Interest Drawing" means a "C Drawing" as defined in the
           --------------------------
     Klearfold IRB Letter of Credit.

          "Klearfold IRB Letter of Credit" means (a) until replaced pursuant to
           ------------------------------
     Section 7.16, the letter of credit Issued by the Issuing Bank in the form
     ------------
     of Exhibit H-1 and (b) thereafter, the letter of credit Issued by the
        -----------
     Issuing Bank in the form of Exhibit H-2.
                                 -----------

          "Klearfold L/C Interest Payment Date" means the "Interest Payment
           -----------------------------------
     Date" as defined in the Klearfold IRB Letter of Credit.

          "Klearfold L/C Sublimit" means the commitment of the Issuing Bank to
           ----------------------
     Issue, and the commitment of the L/C Lenders with an L/C Commitment severally to participate in, the Klearfold Letters of Credit Issued or outstanding under Article III, in an aggregate amount not to exceed on any
                       -----------
     date the amount of $4,078,440 plus the Trade L/C Sublimit (to the extent not then used by AGI), as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.07(d).
                                                 ---------------

          "Klearfold L/C Loan" means a L/C Loan made by a L/C Lender to
           ------------------
     Klearfold.

          "Klearfold L/C Obligations" means at any time the sum of  (a) the
           -------------------------
     aggregate undrawn amount of the Klearfold Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under the Klearfold Letters of Credit, including all outstanding Klearfold L/C Loans.

          "Klearfold Letters of Credit" means (a) the Klearfold IRB Letter of
           ---------------------------
     Credit and (b) any other Letter of Credit issued for the account of Klearfold pursuant to Article III.
                           -----------

          "Klearfold Placement Agreement" means the Bond Placement Agreement,
           -----------------------------
     dated August 1, 1997, among Mellon Bank, N.A. as placement agent, the Klearfold Bond Issuer and Klearfold.

          "Klearfold Pledged Bonds" has the meaning specified in Section
           -----------------------                               -------
     3.03(c).

          "Klearfold Redemption Drawing" means a "B Drawing" as defined in the
           ----------------------------
     Klearfold IRB Letter of Credit.

          "Klearfold Remarketing Agent" means the Remarketing Agent appointed
           ---------------------------
     and serving pursuant to section 918 of the Klearfold Indenture.

          "Klearfold Tender Drawing" means an "A Drawing" as defined in the
           ------------------------
     Klearfold IRB Letter of Credit.

          "Klearfold Trustee" means the Mellon Bank, N.A.
           -----------------

          "Klearfold Unremarketed Tendered Bonds" means Klearfold Bonds which
           -------------------------------------
     (a) have been delivered for purchase pursuant to the provisions of such Klearfold Bonds and the Klearfold Indenture and (b) have not been successfully remarketed by the Klearfold Remarketing Agent prior to 10:00 a.m. on the required purchase date.

          "L/C Amendment Application" means an application form for amendment of
           -------------------------
     outstanding Letters of Credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Application" means an application form for issuances of Letters
           ---------------
     of Credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Lender" has the meaning specified in Section 2.01(b).
           ----------                               ---------------

          "L/C Borrower" means each of AGI and Klearfold.
           ------------

          "L/C Commitment" has the meaning specified in Section 2.01(b).
           --------------                               ---------------

          "L/C Loan" has the meaning specified in Section 2.01(b).
           --------                               ---------------

          "L/C-Related Documents" means the Letters of Credit, the L/C
           ---------------------
     Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

          "L/C Obligations" means, collectively, the Klearfold L/C Obligations
           ---------------
     and the AGI L/C Obligations.

          "Lender" has the meaning specified in the introductory clause hereto.
           ------
     References to the "Lenders" shall include BofA, including in its capacity as Issuing Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Issuing Bank, its status as such will be specifically referenced.

          "Lending Office" means, as to any Lender, the office or offices of
           --------------
     such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.02, or
                                                          --------------
     such other office or offices as such Lender may from time to time notify the Company and the Agent.

          "Letters of Credit" means, collectively, the AGI Letters of Credit and
           -----------------
     the Klearfold Letters of Credit as issued by Issuing Bank hereunder, and any amendments thereto or replacements thereof pursuant to Article III.
                                                                -----------

          "Level" means, and includes, Level I, Level II, Level III or  Level
           -----
     IV, whichever is in effect at the relevant time.

          "Level I" shall exist at any time the Leverage Ratio is greater than
           -------
     4.00:1.0.

          "Level II" shall exist at any time the Leverage Ratio is equal to or
           --------
     less than 4:00:1.0 but greater than 3.50:1.0.

          "Level III" shall exist at any time the Leverage Ratio is equal to or
           ---------
     less than 3.50:1.0 but greater than 3.00:1.0.

          "Level IV shall exist at any time the Leverage Ratio is equal to or
           --------
     less than 3.00:1.0.

          "Leverage Ratio" means, with respect to any period, the ratio of
           --------------
     total consolidated Indebtedness for borrowed money as of the end of that period to EBITDA for that period.

          "Lien" means any security interest, mortgage, deed of trust, pledge,
           ----
     hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

          "Loan" means an extension of credit by a Lender to a Credit Party
           ----
     under Article II or Article III in the form of a Revolving Loan or L/C
           ----------    -----------
     Loan.

          "Loan Documents" means this Agreement, any Notes, the Fee Letter, the
           --------------
     L/C-Related Documents, the Collateral Documents and all other documents delivered to the Agent or any Lender in connection herewith.

          "Management Group" means a group consisting of Richard Block and his
           ----------------
     Related Parties and any other Person that is a member of the Company's management as of the date of the Senior Subordinated Note Indenture and each of their Related Parties; provided that Richard Block, together with
                                    --------
     his Related Parties, owns at least 25% of the Voting Stock of the Company.

          "Majority Lenders" means (a)  at any time two Lenders are party to
           ----------------
     this Agreement, both Lenders, and (b) at any other time, prior to the termination of the Commitment, Lenders holding at least 66-2/3% of the then aggregate Commitments or, if the Commitments have been terminated, Lenders holding at least 66-2/3% of the then unpaid principal amount of Loans, AGI L/C Obligations and Klearfold L/C Obligations.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
     Regulation G, T, U  or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
     material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Company or any Subsidiary to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Loan Document.

          "Mellon Letter of Credit" shall mean the letter of credit issued by
           -----------------------
     Mellon Bank, N.A. and attached as Exhibit H-3.
                                       -----------

          "Merger" means the merger of AGI Acquisition Corporation with, and
           ------
     into, AGI Incorporated, with AGI Incorporated as the surviving corporation thereof, pursuant to the Merger Documents.

          "Merger Documents" means the Agreement and Plan of Merger, dated as of
           ----------------
     February 19, 1998, among the Company, AGI Acquisition Corporation, AGI Incorporated and certain shareholders of AGI Incorporated and the Company, and all other documents entered into or delivered in connection with the Merger.

          "Mortgage" means any deed of trust, mortgage, leasehold deed of trust,
           --------
     leasehold mortgage or other document creating a Lien on real property or any interest in real property.

          "Mortgaged Property" means the real property owned or leased by a
           ------------------
     Credit Party or any of its Subsidiaries subject to a Mortgage in favor of the Agent, for the benefit of itself and the Lenders.

          "Multiemployer Plan" means a "multiemployer plan", within the meaning
           ------------------
     of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

          "Net Assets Ratio" means, as of the time of any determination, the
           ----------------
     ratio of (i) the sum of accounts receivable, inventory, and the net property, plant and equipment of the Company and its Subsidiaries (as calculated in accordance with GAAP consistently applied and net of any depreciation required to be recorded by GAAP) to (ii) Senior Debt of the Company and its Subsidiaries, all as calculated on a consolidated basis.

          "Net Income" shall mean for any period, the net income (or loss) of
           ----------
     the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP;

     provided that there shall be excluded (i) the income (or loss) of any
     --------
     entity accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any Subsidiary or on which its assets are acquired by the Company or any Subsidiary of the Company and (ii) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary; provided, further, that Net Income shall be computed for these
                  --------  -------
     purposes without giving effect to extraordinary losses or extraordinary gains.

          "Net Proceeds" means with respect to any sale or issuance of equity
           ------------
     securities of the Company, cash or readily marketable cash equivalents received (but excluding any other non-cash form) therefrom at the time of such sale or issuance, net, in either case, of all tax expenses, commissions, legal fees, accounting fees, and underwriting fees and other fees, and all costs and expenses incurred and all federal, state, local and other taxes required to be accrued as a liability as a consequence of such transactions.

          "Net Worth" means shareholders' equity as determined in accordance
           ---------
     with GAAP.

          "Note" means a promissory note executed by the Company in favor of a
           ----
     Lender pursuant to Section 2.02(b), in substantially the form of Exhibit F-
                        ---------------                               ---------
     1, with respect to Revolving Loans, and Exhibit F-2, with respect to L/C
     -                                       -----------
     Loans.

          "Notice of Borrowing" means a notice in substantially the form of
           -------------------
     Exhibit A.
     ---------

          "Notice of Conversion/Continuation" means a notice in substantially
           ---------------------------------
     the form of Exhibit B.
                 ---------

          "Obligations" means all advances, debts, liabilities, obligations,
           -----------
     covenants and duties arising under any Loan Document owing by the Company to any Lender, the Agent or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Offshore Rate" means, for any Interest Period, with respect to
           -------------
     Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

     Offshore Rate =                        IBOR
                     --------------------------------------------
                         1.00 - Eurodollar Reserve Percentage

     Where,

          "Eurodollar Reserve Percentage" means for any day for any Interest
           -----------------------------
          Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any bank or Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

          "IBOR" means the rate of interest per annum determined by the Agent as
           ----
          the rate at which dollar deposits in the approximate amount of BofA's Offshore Rate Loan for such Interest Period would be offered by BofA's Grand Cayman Branch, Grand Cayman B.W.I. (or such other office as may be designated for such purpose by BofA), to major banks in the offshore dollar interbank market at their request at approximately 11:00 a.m. (Chicago time) two Business Days prior to the commencement of such Interest Period.

     The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Offshore Rate Loan" means a Revolving Loan that bears interest based
           ------------------
     on the Offshore Rate.

          "Organization Documents" means, for any corporation, the certificate
           ----------------------
     or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

          "Other Taxes" means any present or future stamp, court or documentary
           -----------
     taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Participant" has the meaning specified in Section 11.08(d).
           -----------                               ----------------

          "PBGC" means the Pension Benefit Guaranty Corporation, or any
           ----
     Governmental Authority succeeding to any of its principal functions under ERISA.

          "Pension Plan" means a pension plan (as defined in Section 3(2) of
           ------------
     ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

          "Permitted Liens" has the meaning specified in Section 8.01.
           ---------------                               ------------

          "Permitted Seller Debt" has the meaning specified in Section 8.05(h).
           ---------------------                               ---------------

          "Permitted Swap Obligations" means all obligations (contingent or
           --------------------------
     otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;"
     (b) such Swap Contracts do not contain (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii) any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under Section 9.01(a)).
                                                             ---------------

          "Person" means an individual, partnership, corporation, limited
           ------
     liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

          "Pledge Agreements" means, collectively, each Pledge Agreement, duly
           -----------------
     executed and delivered by each Credit Party and the Subsidiary Guarantors pledging the stock of their respective Subsidiaries to the Agent, for the benefit of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Pledged Collateral" has the meaning specified in the relevant Pledge
           ------------------
     Agreement.

          "Principals" means Heritage Partners, Inc., Heritage Fund I Investment
           ----------
     Corporation, Melvin B. Herrin, Richard Block and H. Scott Herrin.

          "Projections" means the Company's forecasted consolidated:  (a)
           -----------
     balance sheets; (b) income statements; and (c) cash flow statements, all prepared on a basis consistent with the Company's historical financial statements.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, and whether tangible or intangible.

          "Pro Rata Share" means, as to any Lender at any time, the percentage
           --------------
     equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of (a) with respect to the Revolving Loan Commitment, such Lender's Revolving Loan Commitment divided by the combined Revolving Loan Commitments of all Lenders and, (b) with respect to the L/C Commitment, such Lender's L/C Commitment divided by the combined L/C Commitments of all Lenders.

          "Qualified Public Offering" means a public offering of common stock by
           -------------------------
          the Company pursuant to a registration statement under the Securities Act of 1933 and the rules and regulations in connection therewith (as the same may be amended from time to time), resulting in aggregate gross proceeds of at least $15,000,000 and the Company's stock being listed (or continuing to be listed, in the case of a secondary offering) on the New York Stock Exchange, NASDAQ or another major stock exchange.

          "Related Party" with respect to any Principal or member of a
           -------------
     Management Group means (a) any controlling stockholder, 80% (or more) owned Subsidiary, or spouse or ex-spouse or immediate family member (in the case of an individual) of such Principal or member of a Management Group, or (b) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% (or more) controlling interest of which consist of such Principal or member of a Management Group and/or such other Persons referred to in the immediately preceding clause (a), or (c) any investment fund, whether a limited
               ----------
     partnership, limited liability company or corporation, managed and controlled by Heritage Partners Management Co., Inc. d/b/a Heritage Partners, Inc.

          "Reportable Event" means, any of the events set forth in Section
           ----------------
     4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
     common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer" means the chief executive officer or the
           -------------------
     president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

          "Revolving Lender" has the meaning specified in  Section 2.01(a).
           ----------------                                ---------------

          "Revolving Loan" has the meaning specified in Section 2.01(a).
           --------------                               ---------------

          "Revolving Loan Commitment" has the meaning specified in Section
           -------------------------                               -------
     2.01(a).
     -------

          "SEC" means the Securities and Exchange Commission, or any
           ---
     Governmental Authority succeeding to any of its principal functions.

          "Security Agreements" means, collectively, each Security Agreement,
           -------------------
     duly executed and delivered by each Credit Party and the Subsidiary Guarantors in favor of the Agent, for the benefit of itself and the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

          "Senior Debt" means the total consolidated Indebtedness (other than
           -----------
     Subordinated Debt and any other Indebtedness of the Company incurred after the Closing Date and subordinated to the prior payment in full in cash of the Obligations on terms and conditions acceptable to the Agent) of the Company and its Subsidiaries.

          "Senior Leverage Ratio" means, with respect to any period, the ratio
           ---------------------
     of Senior Debt as of the end of that period to EBITDA for that period.

          "Senior Subordinated Note Documents" shall mean and include each of
           ----------------------------------
     the documents, instruments (including the Senior Subordinated Notes) and other agreements entered into by the Company (including, without limitation, the Senior Subordinated Note Indenture) and/or any Subsidiary relating to the issuance by the Company of the Senior Subordinated Notes and any guaranties or other documents related thereto, as in effect on the Closing Date and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including, without limitation, Section 8.20) and thereof.
                 ------------

          "Senior Subordinated Note Indenture" shall mean the Indenture, dated
           ----------------------------------
     as of the Closing Date entered into by and between the Company and State Street Bank and Trust Company, as trustee thereunder, with respect to the Senior Subordinated Notes, as in effect on the Closing Date and as the same may be modified, amended or supplemented from time to time in accordance with the terms hereof (including, without limitation, Section 8.20) and
                                                           ------------
     thereof.

          "Senior Subordinated Notes" shall mean $100,000,000 of the 10% Senior
           -------------------------
     Subordinated Notes due 2008 issued by the Company under the Senior Subordinated Note Indenture, as in effect on the Closing Date and as the same may be supplemented, amended or modified from time to time in accordance with the terms thereof and hereof.

          "Solvent" means, when used with respect to a Person, that (a) the fair
           -------
     saleable value of the assets of such Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities (including loss reserves as determined by such Person), whether or not reflected on a balance sheet prepared in accordance with GAAP and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted. "Solvency" shall
                                                              --------
     have a correlative meaning.

          "Stated Amount" means the stated or face amount of a Letter of Credit
           -------------
     to the extent available at the time for drawing (subject to presentment of all requested documents), as the same may be increased or decreased from time to time in accordance with the terms of such Letter of Credit

          "Stockholder Agreement" means the Stockholder Agreement, dated as of
           ---------------------
     the Closing Date, among the Company and its stockholders, as in effect on the Closing Date and as the same may be modified, amended or supplemented from time to time; provided that for purposes of the definition of
                        --------
     "Continuing Directors," no such amendment shall alter the provisions relating to the designation and election of members of the Company's Board of Directors.

          "Subordinated Debt" means, collectively, the Senior Subordinated Notes
           -----------------
     and Permitted Seller Debt.

          "Subsidiary" of a Person means any corporation, association,
           ----------
     partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company; provided, that for purposes of the
                                           --------
     definitions of "Change of Control" and "Related Parties", Subsidiary shall also include any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or
     (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

          "Subsidiary Guarantor" means each Domestic Subsidiary of the Company
           --------------------
     (other than a L/C Borrower), KF-International, Inc. and, to the extent requested pursuant to Section 7.15, each other Foreign Subsidiary of the
                           ------------
     Company.

          "Surety Instruments" means all letters of credit (including standby
           ------------------
     and documentary), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contract" means any agreement, whether or not in writing,
           -------------
     relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          "Swap Termination Value" means, in respect of any one or more Swap
           ----------------------
     Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and
     (b) for any date prior to the date referenced in clause (a) the amount(s)
                                                      ----------
     determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Lender).

          "Taxes" means any and all present or future taxes, levies,
           -----
     assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

          "Termination Date" means the earlier to occur of:
           ----------------

               (a)  the fifth (5th) anniversary of the Closing Date; and

               (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement.

          "Trade L/C Sublimit" has the meaning specified in Section 3.01(c).
           ------------------                               ---------------

          "Transaction" shall include (a) the Combination, (b) the Merger, (c)
           -----------
     the issuance of the Senior Subordinated Notes, (d) the Credit Extensions made on the Closing Date and (e) the refinancing of certain Indebtedness of the Company and its Subsidiaries on the Closing Date.

          "Type" means, with respect to any Borrowing of Revolving Loans, its
           ----
     nature as a Base Rate Loan or an Offshore Rate Loan.

          "Unfunded Pension Liability" means the excess of a Plan's benefit
           --------------------------
     liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          "United States" and "U.S." each means the United States of America.
           -------------       ----

          "Voting Stock" of any Person as of any date means the capital stock of
           ------------
     such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.

          "Wholly-Owned Subsidiary" means any corporation, association,
           -----------------------
     partnership, limited liability company, joint venture or other business entity in which (other than directors' qualifying shares required by law) 100% of the equity interests of each class having ordinary voting power, and 100% of the equity interests of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

      1.0  Other Interpretive Provisions.  (a)  The meanings of defined terms
           -----------------------------
are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i)   The term "documents" includes any and all instruments,
     documents, agreements, certificates, indentures, notices and other writings, however evidenced.

              (ii) The term "including" is not limiting and means "including without limitation."

              (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Lenders by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

           (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

     1.03  Accounting Principles.  (a)  Unless the context otherwise clearly
           ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

           (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                  ARTICLE II

                                  THE CREDITS
                                  -----------

     2.01  Amounts and Terms of Commitment.
           -------------------------------

           (a) Each Lender with a Revolving Loan Commitment (each such Lender, a "Revolving Lender") severally agrees, on the terms and conditions set forth
 ----------------
herein, to make loans to the Company (each such loan, a "Revolving Loan") from
                                                         --------------
time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.01 (such amount, as the same may be reduced
                        -------------
under Section 2.05 or 2.07, or as a result of one or more assignments under
      ------------    ----
Section 10.08, the Revolving Lender's "Revolving Loan Commitment"); provided,
-------------                          -------------------------    --------
however, that, after giving effect to any Borrowing of Revolving Loans
-------
(exclusive of Revolving Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), the Effective Amount of all outstanding Revolving Loans shall not at any time exceed the combined Revolving Loan Commitments of all Revolving Lenders; and provided further, that the Effective Amount of the Revolving Loans of any
--- -------- -------
Revolving Lender shall not at any time exceed such Revolving Lender's Revolving Loan Commitment. Within the limits of each Revolving Lender's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.06 and reborrow under this Section
     ------------               ------------                         -------
2.01.
----

           (b) Each Lender with an L/C Commitment (each such Lender, an "L/C
                                                                        ---
Lender") severally agrees, on the terms and conditions set forth herein, to make
------
loans to AGI and Klearfold, as the case may be, pursuant to Sections 3.03(b) and
                                                            ----------------
(c) (each such loan an "L/C Loan") from time to time on any Business Day during
---                     --------
the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule 2.01
                                                              -------------

(such amount, as the same may be reduced under Section 2.05 or 2.07, or as a
                                               ------------    ----
result of one or more assignments under Section 10.08, the Lender's "L/C
                                        -------------                ---
Commitment"); provided, however, that after giving effect to (i) any Borrowing
----------    --------  -------
of AGI L/C Loans, the Effective Amount of all AGI L/C Obligations shall not at any time exceed the AGI L/C Sublimit; (ii) any Borrowing of Klearfold L/C Loans, the Effective Amount of all Klearfold L/C Obligations shall not at any time exceed the Klearfold L/C Sublimit; and (iii) any Borrowing of L/C Loans, the Effective Amount of the L/C Obligations of any L/C Lender shall not at any time exceed such L/C Lender's L/C Loan Commitment.

     2.02  Loan Accounts.
           -------------

             (a) The Loans made by each Lender and the Letters of Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Lender or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Issuing Bank and each Lender shall be prima facie evidence of the amount of the Loans made by the Lenders to a Credit Party and the Letters of Credit Issued for the account of an L/C Borrower, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of a Credit Party hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

             (b) Upon the request of any Lender made through the Agent, the Loans made by such Lender may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Lender shall record on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the applicable Credit Party with respect thereto. Each such Lender is irrevocably authorized by each Credit Party to make such recordations on its Note(s) and each Lender's record shall be deemed prima facie correct; provided, however, that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations any Credit Party hereunder or under any such Note to such Lender.

     2.03  Procedure for Revolving Loan Borrowing.
           --------------------------------------

             (a) Each Borrowing of Revolving Loans shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to (i) 11:00 a.m. (Chicago time) two Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans and (ii) 12:00 noon (Chicago time) on the date of the requested Borrowing, in the case of Base Rate Loans, specifying:

                  (i) the amount of the Borrowing, which shall be in an aggregate minimum amount of $100,000, or any multiple of $10,000 in excess thereof, in the case of Base Rate Loans, and $250,000, or any multiple of $100,000 in excess thereof, in the case of Offshore Rate Loans;

                  (ii) the requested Borrowing Date, which shall be a Business
             Day;

               (iii)  the Type of Revolving Loans comprising the Borrowing; and

               (iv) if the Revolving Loan then requested is to be an Offshore Rate Loan, the duration of the Interest Period applicable to such Revolving Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months;

provided, however, that with respect to the Borrowing to be made on the Closing
--------  -------
Date, the Notice of Borrowing shall be delivered to the Agent not later than 10:00 a.m. (Chicago time) on the Closing Date and such Borrowing will consist of Base Rate Loans only; and provided further, all Borrowings during the first 90
                          -------- -------
days following the Closing Date (or such shorter period as determined by the Agent) shall have the same Interest Period and shall be Base Rate Loans or Offshore Rate Loans for Interest Periods no longer than one month.

          (b) The Agent will promptly notify each Revolving Lender of its receipt of any Notice of Borrowing and of the amount of such Revolving Lender's Pro Rata Share of that Borrowing.

          (c) Each Revolving Lender will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 2:00 p.m. (Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Revolving Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Revolving Lenders and in like funds as received by the Agent.

          (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than seven different Interest Periods in effect with respect to Offshore Rate Loans.

      2.04 Conversion and Continuation Elections for Revolving Loans.
           ---------------------------------------------------------

          (a) The Company may, upon irrevocable written notice to the Agent in accordance with Section 2.04(b):
                   ---------------

                 (i) elect, as of any Business Day, in the case of Base Rate Loans (other than L/C Loans), or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an aggregate minimum amount of $100,000, or any multiple of $10,000 in excess thereof, in the case of Base Rate Loans (other than L/C Loans), and $250,000, or any multiple of $100,000 in excess thereof, in the case of Offshore Rate Loans) into Loans of any other Type; or

               (ii) elect as of the last day of the applicable Interest Period with respect of any Offshore Rate Loan, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $250,000, or that is in an integral multiple of $100,000 in excess thereof) as Loans of the same Type;

provided, that if at any time the aggregate amount of Offshore Rate Loans in
--------
respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $250,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans as of the last day of the Interest Period applicable thereto, and on and after such date the right of the Company to continue such Revolving Loans as, and convert such Revolving Loans into, Offshore Rate Loans shall terminate.

          (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 11:00 a.m. (Chicago time) at least (i) two Business Days in advance of the Conversion/ Continuation Date, if the Revolving Loans are to be converted into or continued as Offshore Rate Loans and
(ii) on the date of the Conversion/Continuation Date, if the Revolving Loans are to be converted into Base Rate Loans, specifying:

               (i)    the proposed Conversion/Continuation Date;

               (ii) the aggregate amount of Revolving Loans to be converted or continued;

               (iii) the Type of Revolving Loans resulting from the proposed conversion or continuation; and

               (iv) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select a new Interest Period to be applicable to such Offshore Rate Loans by the time specified in Section
                                                                   -------
2.04(b), or if any Default or Event of Default then exists, the Company shall be
-------
deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

          (d) The Agent will promptly notify each Revolving Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Revolving Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Revolving Loans, with respect to which the notice was given, held by each Revolving Lender.

          (e) Unless the Majority Lenders otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Revolving Loan converted into or continued as an Offshore Rate Loan.

               (f) After giving effect to any conversion or continuation of Revolving Loans, unless the Agent shall otherwise consent, there may not be more than seven different Interest Periods in effect with respect to Offshore Rate Loans.

               (g) Notwithstanding anything else to the contrary in this Agreement, L/C Loans may only be Base Rate Loans

     2.05  Voluntary Termination or Reduction of Commitments.  A Credit Party
           -------------------------------------------------
may, upon not less than two Business Days' prior notice to the Agent, terminate the Commitments of all Lenders ratably, or permanently reduce the Commitments of all Lenders ratably by an aggregate minimum amount of $250,000 or any multiple of $250,000 in excess thereof; unless, after giving effect thereto and to any
                               ------
prepayments of Revolving Loans made on the effective date thereof, (a) the Effective Amount of all Revolving Loans would exceed the amount of the combined Revolving Loan Commitments of all Revolving Lenders then in effect, (b) the Effective Amount of all L/C Obligations would exceed the amount of the combined L/C Commitment then in effect or (c) the Effective Amount of all Klearfold L/C Obligations or AGI L/C Obligations would exceed the amount of the Klearfold L/C Sublimit or AGI L/C Sublimit, as the case may be, then in effect. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Lender according to its Pro Rata Share. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of the Commitments shall be paid on the effective date of such reduction or termination.

     2.06  Optional Prepayments. Subject to Section 4.04, any Credit Party, may,
           --------------------            -------------
at any time or from time to time, upon irrevocable notice to the Agent, prepay (but not permanently reduce the Commitments) the Loans ratably among the Lenders in whole or in part, in minimum aggregate amounts of $100,000, or any multiple of $10,000 in excess thereof, in the case of Base Rate Loans, and $250,000, or any multiple of $100,000 in excess thereof, in the case of Offshore Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment, the ratable amount to be prepaid against Revolving Loans and L/C Loans (if outstanding) and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by a Credit Party, such Credit Party shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.04.
                     ------------

     2.07  Mandatory Prepayments of Loans; Mandatory Commitment Reductions.
           ---------------------------------------------------------------

               (a) If on any date the Effective Amount of all AGI L/C Obligations exceeds the AGI L/C Sublimit, AGI shall either (i) Cash Collateralize on such date the outstanding AGI Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the AGI Letters of Credit over the AGI L/C Sublimit or (ii) immediately, and without notice or demand, prepay the outstanding principal amount of the AGI L/C Loans by an amount equal to the applicable excess (or take any combination of the actions specified in clauses (i) and (ii) if necessary to cover such excess).
                     --------------------

               (b) The L/C Commitment and the AGI L/C Sublimit shall be automatically reduced from time to time on the date, and in the amount, that the stated amount of the AGI IRB Letter of Credit is reduced pursuant to the terms of the AGI IRB Letter of Credit.

               (c) If on any date the Effective Amount of all Klearfold L/C Obligations exceeds the Klearfold L/C Sublimit, Klearfold shall either (i) Cash Collateralize on such date the outstanding Klearfold Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Klearfold Letters of Credit over the aggregate Klearfold L/C Sublimit or (ii) immediately, and without notice or demand, prepay the outstanding principal amount of the Klearfold L/C Loans and Klearfold L/C Advances by an amount equal to the applicable excess (or take any combination of the actions specified in clauses (i) and (ii) if necessary to cover such excess).
             --------------------

               (d) The L/C Commitment and the Klearfold L/C Sublimit shall be automatically reduced from time to time on the date, and in the amount, that the stated amount of the Klearfold IRB Letter of Credit is reduced pursuant to the terms of the Klearfold IRB Letter of Credit.

               (e) If on any date the Effective Amount of Revolving Loans exceeds the Revolving Loan Commitment, the Company shall immediately, and without notice or demand, prepay the principal amount of Revolving Loans in an amount equal to such excess, and the Lenders shall apply such amounts first to repay Base Rate Loans and thereafter to repay Offshore Rate Loans.

               (f) Each Credit Party hereby grants to the Agent, for the benefit of the Agent, the Issuing Bank and the Lenders, a security interest in all cash and deposit account balances subject to Cash Collateralization. Cash collateral subject to Cash Collateralization shall be maintained in blocked deposit accounts at BofA. BofA shall invest any and all available funds deposited in such deposit accounts, within five (5) business days after the date the relevant funds become available, in securities issued or fully guaranteed or insured by the United States Government or any agency thereof backed by the full faith and credit of the United States having maturities of no greater than three months from the date of acquisition thereof (collectively, "Government Obligations"). Each Credit Party hereby acknowledges and agrees that BofA shall not have any liability with respect to, and each Credit Party hereby indemnifies BofA against, any loss resulting from the acquisition of the Government Obligations and BofA shall not have any obligation to monitor the trading activity of any such Governmental Obligations on and after the acquisition thereof for the purpose of obtaining the highest possible return with respect thereto, BofA's responsibility being limited to acquiring such Governmental Obligations.

               (g) The relevant Credit Party shall pay, together with each prepayment under this Section 2.07, accrued interest on the amount prepaid.
                      ------------

               (h) If any Credit Party shall suffer a casualty loss or other event resulting in the payment of insurance proceeds (other than liability insurance) to the Agent on behalf of the Lenders, the Agent shall, if such proceeds are equal to or less than $5,000,000, apply such proceeds to repay the Revolving Loans (but not reduce the commitments), or otherwise in the event such proceeds are in excess of $5,000,000, the Agent shall, unless otherwise agreed to by the Majority Lenders, use such proceeds to repay to outstanding Obligations of the Lenders pro rata, and reduce their commitments by a like amount.

     2.08  Repayment of Loans.  (a) The Company shall repay to the Revolving
           ------------------
Lenders on the Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

               (b) AGI shall repay to the L/C Lenders on the Termination Date the aggregate principal amount of AGI L/C Loans outstanding on such date; provided, however, that with respect to any AGI L/C Loan made (A) in respect of
--------  -------
an AGI-B Drawing (Principal) or an AGI-C Drawing (Interest), AGI shall repay the unpaid principal amount of such AGI L/C Loan on or before the earliest of (i) the Termination Date, (ii) the 5th day following the date of such AGI L/C Loan, and (B) in respect of any AGI-A Drawing (Purchase), AGI shall repay the unpaid principal amount of such AGI L/C Loan on the same date on which the AGI Pledged Bonds acquired by the proceeds of an AGI-A Drawing (Purchase) (which AGI-A Drawing (Purchase) was financed by such AGI L/C Loan) are sold as a result of a remarketing with any deficiency in the amount due paid by AGI.

               (c) Klearfold shall repay to the L/C Lenders on the Termination Date the aggregate principal amount of Klearfold L/C Loans outstanding on such date; provided, however, that with respect to any L/C Loan made (A) in respect
      --------  -------
of any Klearfold Interest Drawing (or C Drawing), Klearfold shall repay the unpaid principal amount of such Klearfold L/C Loan on or before the earliest of
(i) the Termination Date, (ii) the 5th day following the date of such Klearfold L/C Loan, and (B) in respect of any Klearfold Tender Drawing (or A Drawing) Klearfold shall repay the unpaid principal amount of such L/C Loan on the same date on which the Klearfold Pledged Bonds acquired by the proceeds of a Klearfold Tender Drawing (which Klearfold Tender Drawing was financed by such Klearfold L/C Loan) are sold as a result of a remarketing with any deficiency in the amount due paid by Klearfold.

     2.09  Interest.
           --------

               (a) Each (i) Revolving Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Revolving Loans under Section 2.04), plus the Applicable Margin and (ii) L/C Loan shall bear
      ------------   ----
interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Base Rate, plus the Applicable
                                                           ----
Margin.

               (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of the conversion of an Offshore Rate Loan into a Base Rate Loan, on the date of any prepayment of Loans under Section 2.06 or 2.07 for the portion of the Loans so prepaid and
            ------------    ----
upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Lenders.

               (c)  Notwithstanding Section 2.09(a), while any Event of Default
                                    ---------------
exists or after acceleration, each Credit Party shall pay interest or additional fees (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Obligations; provided, however, that, on and after the
                                --------  -------
expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Offshore Rate Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin plus 2%.

               (d) Anything herein to the contrary notwithstanding, the obligations of each Credit Party to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Credit Parties shall pay such Lender interest at the highest rate permitted by applicable law.

     2.10  Fees.  In addition to certain fees described in Section 3.08:
           ----                                            ------------

               (a)  Agency Fees. The Company shall pay the fees to the Agent for
                    -----------
the Agent's own account, as required by the letter agreement ("Fee Letter")
                                                               ----------
between the Company and the Agent, dated as of February 17, 1998.

               (b)  Commitment Fees. The Company shall pay to the Agent for the
                    ---------------
account of each Lender with a Revolving Loan Commitment or L/C Commitment a commitment fee ("Commitment Fee") on the average daily unused portion of such
                 --------------
Revolving Lender's Revolving Loan Commitment or L/C Lender's L/C Commitment (as the case may be), computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin per annum applicable to the Commitment Fee. For purposes of calculating utilization under this Section, the Revolving Loan Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding and the L/C Commitments shall be deemed used to the extent of the Effective Amount of all L/C Obligations then outstanding. Such commitment fee shall accrue from the Closing Date to the Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December through the Termination Date, with the final payment to be made on the Termination Date. The commitment fees provided in this Section shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met.
                   ---------

     2.11  Computation of Fees and Interest.
           --------------------------------

               (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

               (b) Each determination of an interest rate by the Agent shall be conclusive and binding on each Credit Party and the Lenders in the absence of manifest error. The Agent will, at the request of a Credit Party or any Lender, deliver to such Credit Party or such Lender, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

     2.12  Payments by Credit Parties.
           --------------------------

               (a) All payments to be made by a Credit Party shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by a Credit Party shall be made to the Agent for the account of the Lenders at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 12:00 Noon (Chicago time) on the date specified herein. The Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 12:00 Noon (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue for the day actually received.

               (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

               (c) Unless the Agent receives notice from a Credit Party prior to the date on which any payment is due to the Lenders that such Credit Party will not make such payment in full as and when required, the Agent may assume that such Credit Party has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent a Credit Party has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

     2.13  Payments by the Lenders to the Agent.
           ------------------------------------

               (a) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the relevant Credit Party the amount of that Lender's Pro Rata Share of the

Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the relevant Credit Party on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the relevant Credit Party such amount, that Lender shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this clause (a) shall be conclusive, absent manifest error. If such
                 ----------
amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the relevant Credit Party of such failure to fund and, upon demand by the Agent, the relevant Credit Party shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

               (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

     2.14  Sharing of Payments, Etc.  If, other than as expressly provided
           -------------------------
elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if
                                                     --------  -------
all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Credit Party agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as
                        -------------
fully as if such Lender were the direct creditor of the relevant Credit Party in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

                                  ARTICLE III

                             THE LETTERS OF CREDIT
                             ---------------------

     3.01  The Letter of Credit Facility.
           -----------------------------

               (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) on the Closing Date to permit the AGI IRB Letter of Credit to become an obligation under and be deemed to have been issued under this Agreement for the account of AGI in the amount and to the beneficiary as set forth on Exhibit G hereto, and subject to the satisfaction of the conditions in
         ---------
Section 5.02, to amend or renew the AGI IRB Letter of Credit in accordance with
------------
Sections 3.02(c) and (d), and (B) to honor drafts under the AGI IRB Letter of
----------------      -
Credit; and (ii) the L/C Lenders severally agree to participate in the AGI IRB Letter of Credit; provided that the Issuing Bank shall not be obligated to
                  --------
Issue, and no L/C Lender shall be obligated to participate in, the AGI IRB Letter of Credit if, as of the Issuance Date of the AGI IRB Letter of Credit,
(1) the Effective Amount of all L/C Obligations exceeds the combined L/C Commitments of all L/C Lenders, (2) the participation of any L/C Lender in the Effective Amount of all L/C Obligations of such L/C Lender exceeds such L/C Lender's L/C Commitment or (3) the Effective Amount of AGI L/C Obligations exceeds the AGI L/C Sublimit. The parties hereto acknowledge and agree that the AGI IRB Letter of Credit is not being reissued on the Closing Date, and that as such it will be deemed to be a continuing obligation of AGI hereunder and that this Agreement will henceforth constitute, among other things, an amendment and restatement of the AGI Reimbursement Agreement for purposes of the AGI Bond Documents and shall supersede and replace such Reimbursement Agreement in its entirety.

               (b) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) on the Closing Date to issue the Klearfold IRB Letter of Credit for the account of Klearfold in the amount and to the beneficiary as set forth herein, and subject to the satisfaction of the conditions in Section 5.02, to
                                                             ------------
amend or renew the Klearfold IRB Letter of Credit in accordance with Sections
                                                                     --------
3.02(c) and (d), and (B) to honor drafts under the Klearfold IRB Letter of
-------     ---
Credit; and (ii) the L/C Lenders severally agree to participate in the Klearfold IRB Letter of Credit; provided, that the Issuing Bank shall not be obligated to
                      --------
Issue, and no L/C Lender shall be obligated to participate in, the Klearfold IRB Letter of Credit if as of the Issuance Date of such Klearfold IRB Letter of Credit (1) the Effective Amount of all L/C Obligations exceeds the combined L/C Commitments of all L/C Lenders, (2) the participation of any L/C Lender in the Effective Amount of all L/C Obligations exceeds such Lender's L/C Loan Commitment or (3) the Effective Amount of Klearfold L/C Obligations exceeds the Klearfold L/C Sublimit.

               (c) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the day which is thirty (30) days prior to the Termination Date, to issue standby or trade Letters of Credit for the account of the L/C Borrowers in an aggregate Stated Amount in Dollars not in excess of $350,000 (as such amount shall be reduced by any increase in the Stated Amount of the Klearfold IRB Letter of Credit or the AGI IRB Letter of Credit after the Closing
Date) (the "Trade L/C Sublimit") and to amend or renew Letters of Credit
            ------------------
previously issued by it under this clause (c), in accordance with
                                   ----------

Sections 3.02(c) and 3.02(d), and (B) to honor drafts under the Letters of
----------------     -------
Credit issued under this clause (c); and (ii) the L/C Lenders severally agree to
                         ----------
participate in Letters of Credit Issued for the account of either L/C Borrower under this clause (c); provided, that the Issuer shall not be obligated to Issue
           ----------  --------
any Letter of Credit under this clause (c), if as of the Issuance Date of such
                                ----------
Letter of Credit (1) the Effective Amount of all L/C Obligations exceeds the combined L/C Commitments of all L/C Lenders, (2) the participation of any L/C Lender in the Effective Amount of all L/C Obligations of such L/C Lender exceeds such Lender's Commitment, (3) the Effective Amount of AGI L/C Obligations or Klearfold L/C Obligation (as the case may be) exceeds the AGI L/C Sublimit or Klearfold L/C Sublimit or (4) the Effective Amount of all L/C Obligations related to Letters of Credit issued under this clause (c) exceeds the Trade L/C
                                               ----------
Sublimit. Within the foregoing limits, and subject to the other terms and conditions hereof, the L/C Borrowers' ability to obtain standby and trade Letters of Credit under this clause (c) shall be fully revolving, and,
                             ----------
accordingly, the L/C Borrowers may, during the foregoing period, obtain under this clause (c) new Letters of Credit, or replacement Letters of Credit for Letters of Credit which have expired or which have been drawn upon and reimbursed, provided all such Letters of Credit are issued in compliance with this Agreement.

               (d) The Issuing Bank is under no obligation to Issue, amend or renew any Letter of Credit if:

                    (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                    (ii) the Issuing Bank has received written notice from any L/C Lender, the Agent or any Credit Party, on or prior to the Business Day prior to the requested Issuance Date of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then
                                                   ---------
    satisfied;

                    (iii) the expiry date of any requested Letter of Credit is after the Termination Date; or

                    (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank.

     3.02  Issuance, Amendment and Renewal of Letters of Credit.
           ----------------------------------------------------

               (a) Each Letter of Credit shall be issued upon the irrevocable written request of the relevant L/C Borrower received by the Issuing Bank (with a copy sent by the relevant L/C Borrower to the Agent) at least five (5) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed Issuance Date. Each such request for issuance of a Letter of Credit shall be in writing or by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed Issuance Date of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

               (b) Prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the relevant L/C Borrower and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day the Issuing Bank is to issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under Section 3.01(a) as a result of the
                                          ---------------
limitations set forth in clauses (1) through (3) thereof, Section 3.01(b) as a
                                                          ---------------
result of the limitations set forth in clauses (1) through (3) thereof, Section
                                                                        -------
3.01(c) as a result of the limitations set forth in clauses (1) through (4)
-------
thereof or Section 3.01(d)(ii); or (B) that one or more conditions specified in
           -------------------
Article V are not then satisfied; then, subject to the terms and conditions
---------
hereof, the Issuing Bank shall, with the approval of the Agent, on the requested date, issue a Letter of Credit for the account of the relevant L/C Borrower in accordance with the Issuing Bank's usual and customary business practices.

               (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date, the Issuing Bank will, upon the written request of the relevant L/C Borrower received by the Issuing Bank (with a copy sent by the relevant L/C Borrower to the Agent) at least five (5) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made in writing or by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended;
(ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the L/C Lenders of the receipt by it of any L/C Application or L/C Amendment Application.

               (d) The Issuing Bank and the L/C Lenders agree that, while a Letter of Credit is outstanding and prior to the Termination Date, at the option of the relevant L/C Borrower and upon the written request of the relevant L/C Borrower received by the Issuing Bank (with a copy sent by the relevant L/C Borrower to the Agent) at least five (5) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made in writing or by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day);
(iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this clause (d) upon the request of
                                                 ----------
the relevant L/C Borrower but the Issuing Bank shall not have received any L/C Amendment Application from the relevant L/C Borrower with respect to such renewal or other written direction by the relevant L/C Borrower with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the relevant L/C Borrower and the L/C Lenders hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the L/C Borrower requesting such renewal.

               (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Lenders), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

               (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

               (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

     3.03  Risk Participations, Drawings, L/C Loan Borrowings and
           ------------------------------------------------------
Reimbursements.
--------------

               (a) Immediately upon the Issuance of each Letter of Credit, each L/C Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such L/C Lender, times
(ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.01(b), the
                                                          ---------------
Issuance of the AGI Letter of Credit shall be deemed to utilize the L/C Commitment of each L/C Lender by an amount equal to the amount of such participation. For purposes of Section 2.01(c), the Issuance of the Klearfold
                               ---------------
Letter of Credit shall be deemed to utilize the L/C Commitment of each L/C Lender by an amount equal to the amount of such participation.

               (b)(i) In the event of any request for a drawing under the AGI Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify AGI. AGI will automatically be deemed to have requested and received an L/C Loan in an amount equal to any drawing actually made under the AGI Letter of Credit. Such L/C Loan shall be automatic whether the drawing is pursuant to any AGI-A Drawing (Purchase) to pay the AGI Tender Price of the AGI Bonds, which AGI Bonds are purchased (other than on an AGI LOC Termination Tender Date) pursuant to Section 202 or Section 503 of the AGI Indenture, any AGI-B Drawing (Principal), any AGI-C Drawing (Interest), any AGI-D Drawing (Premium) to pay principal of or interest or premium on the AGI Bonds, as applicable, any AGI-E Drawing (Acceleration) to pay principal of or interest or premium, if any on the AGI Bonds, or any other drawing under the AGI IRB Letter of Credit or any other AGI Letter of Credit in each case in full and without demand on the date of drawing.

               (ii) As additional security for the payment of the obligations of AGI pursuant to Section 3.03(b)(i) and otherwise under the Loan
                       ------------------
    Documents, AGI will pledge to the Agent, and grant to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, a security interest in its right, title and interest in and to AGI Bonds delivered to the Issuing Bank in connection with an AGI-A Drawing (Purchase) (any such AGI Bonds, "AGI Pledged Bonds"), pursuant to a pledge and security agreement in the
     -----------------
    form of Exhibit I (the "AGI Pledge and Security Agreement").
            ---------       ---------------------------------

               (iii) Upon indefeasible reimbursement in full of an AGI-A Drawing (Purchase) (including, without limitation the payment in full, in cash, of any AGI L/C Loan made by the L/C Lenders pursuant to Section
                                                                  -------
    3.03(b)(i) in respect thereof), together with accrued interest to the date
    ----------
    of such payment on the amount to be paid and provided that no Event of Default shall then have occurred and be continuing or would result after giving effect thereto, the AGI Pledged Bonds (but only in authorized denominations) held by the Agent pursuant to the AGI Pledge and Security Agreement corresponding and equal to the principal amount of such AGI Pledged Bonds included in the AGI-A Drawing (Purchase) (or the AGI L/C Loan in respect thereof) reimbursed by such payment shall be released by the Agent and returned to AGI.

               (iv) The Issuing Bank will reinstate the amount under the AGI IRB Letter of Credit of any AGI-C Drawing (Interest) that does not relate to a redemption or purchase and cancellation of the AGI Bonds on the fourth Business Day after the repayment of any L/C Loan made in respect of such AGI-C Drawing (Interest) unless on or prior thereto the Agent and the Issuing Bank notify AGI that an Event of Default has occurred and is continuing.

    Upon reimbursement as contemplated in Section 3.03(b)(iii) and upon the
                                          --------------------
    release of the AGI Pledged Bonds as specified therein, the Issuing Bank will reinstate the AGI IRB Letter of Credit by an amount equal to the total potential AGI Tender Price of the AGI Pledged Bonds so released.

               (v) Payments by the AGI Bond Issuer of interest due on the AGI Pledged Bonds received by the Issuing Bank shall be credited against payments of interest due under Section 2.09(a).
                                   ---------------

               (vi) Notwithstanding any other term or provision of this Agreement, each AGI L/C Lender shall have an irrevocable obligation to make any AGI L/C Loan whether or not the conditions set forth in Section 5.02
                                                                ------------
    have been satisfied as of such date.

               (vii) In the event AGI fails to reimburse the Issuing Bank for the full amount of any drawing under any AGI Letter of Credit by 10:00 a.m. (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each L/C Lender thereof, and AGI shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the AGI L/C Lender. Any notice given by the Issuing Bank or the Agent pursuant to this clause (vii)
                                                                   ------------
    may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect
    --------
    the conclusiveness or binding effect of such notice. Each L/C Lender shall upon any notice pursuant to this clause (vii) make available to the Agent
                                     ------------
    for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating L/C Lenders shall each be deemed to have made an AGI L/C Loan consisting of a Base Rate Loan to AGI in that amount. If any AGI L/C Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such L/C Lender's Pro Rata Share of the amount of the drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such L/C Lender's obligation to make such payment, from the Honor Date to the date such L/C Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice to the L/C Lenders of AGI's failure to reimburse the Issuing Bank on the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any L/C Lender to effect such payment on such date shall not relieve such L/C Lender from its obligations under this
    Section 3.03.
    ------------

               (c)(i) In the event of any request for a drawing under the Klearfold Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify Klearfold. Klearfold will automatically be deemed to have requested and received a L/C Loan in an amount equal to any drawing actually made under the Klearfold Letter of Credit. Such L/C Loan shall be automatic whether the drawing is pursuant to any Klearfold Interest Drawing (or C Drawing), Klearfold Redemption Drawing (or B Drawing), Klearfold Tender Drawing (or A Drawing) or any other drawing under the Klearfold IRB Letter of Credit or any other Klearfold Letter of Credit in each case in full without demand on the date of drawing.

          (ii)    Klearfold and the Issuing Bank intend that in the event
    of one or more drawings under the Klearfold IRB Letter of Credit and the application thereof to the payment of Klearfold Bonds, subject to the provisions of the Klearfold Indenture, the Agent (on behalf of the Lenders) and the Issuing Bank will be subrogated pro tanto to the rights of the
                                            --- -----
    Klearfold Trustee and the holders of such Klearfold Bonds in and to all funds (except rebate and bond purchase funds) and security held by the Klearfold Trustee under the Klearfold Bond Documents for the payment of the principal of and interest on such Klearfold Bonds, including without limitation all bond funds, construction funds, revenue funds, debt service funds, and other funds (except rebate and bond purchase funds) and securities and other instrument comprising investments thereof. In addition, the Agent (on behalf of the Lenders) and the Issuing Bank shall have all other subrogation rights available to the Issuing Bank at law and in equity (or by agreement prior to the replacement of the Mellon Letter of Credit), to the extent such rights do not violate any other agreements of Klearfold.

          (iii)   To secure Klearfold's obligations to the Issuing Bank and
    the Klearfold L/C Lenders under this Agreement and all Klearfold L/C Obligations, Klearfold hereby pledges and grants to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, a security interest in all of Klearfold's right, title and interest in and to all funds (except rebate and bond purchase funds) and investments thereof now or hereafter held by the Klearfold Trustee under the Klearfold Indenture as security for the payment of the Klearfold Bonds, including, without limitation, any and all bond funds, reserve funds, revenue funds, debt service funds, and other funds and securities and other instruments comprising investments thereof and interest and other income derived therefrom held as security for the payment of the Klearfold Bonds; such pledge, assignment and grant being under and subject only to the rights to the Klearfold Trustee under the Klearfold Indenture. Klearfold covenants and agrees that it will defend the Agent's rights and security interests created by this clause (iii) against
                                                          ------------
    the claims and demands of all persons. In addition to its other rights and remedies under this Agreement and the Klearfold Bond Documents, the Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this clause (iii). The Agent's rights under this clause
                              ------------                                ------
    (iii) are in addition to, and not in lieu of, its rights described in
    -----
    Section 3.03(c)(ii).
    -------------------

               (iv) (1) To secure Klearfold's obligations to the Issuing Bank and the Lenders under this Agreement with respect the Klearfold Letters of Credit, all Klearfold L/C Obligations and otherwise under the Loan Documents, Klearfold hereby pledges and assigns to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, and grants to the Agent, for the benefit of itself, the Issuing Bank and the Lenders, a security interest in all of the right, title and interest of Klearfold, now owned or hereafter acquired, in and to any and all Klearfold Unremarketed Tendered Bonds (together with all income therefrom and proceeds thereof) which are purchased pursuant to the Klearfold Indenture with funds derived in whole or in part from a drawing under the Klearfold IRB Letter of Credit for which full reimbursement has not been made. Such Klearfold Unremarketed Tendered Bonds shall be pledged to the Agent, registered in Klearfold's name and delivered to and held by the Klearfold

        Trustee as agent for the Agent under this clause (iv)(1) or, at the
                                                  --------------
        option of the Agent by written notice to Klearfold and the Klearfold Trustee, the pledged Klearfold Unremarketed Tendered Bonds specified in such notice shall be delivered to and held by the Agent; provided that, if the Klearfold Unremarketed Tendered Bonds are held in uncertificated form pursuant to an agreement with The Depository Trust Company or a successor securities depository, then such pledge to the Agent shall be recorded in the registration books maintained by the Klearfold Trustee and in the records of ownership maintained by the securities depository and/or the participant through which such Klearfold Unremarketed Tendered Bonds are held together with irrevocable notice (acknowledged by the Person holding such Klearfold Bonds) that the Agent has the unilateral right to direct the disposition of such Klearfold Unremarketed Tendered Bonds without further notice to, consent of or direction from Klearfold. Klearfold Unremarketed Tendered Bonds which are so pledged to the Agent are herein referred to as "Klearfold Pledged
                                                               -----------------
        Bonds." The Klearfold Indenture provides that the Klearfold Trustee will
        -----
        act as agent for the Agent with respect to Klearfold Pledged Bonds as provided in this clause (iv)(1).
                         --------------

               (2) Any principal of, premium on and interest on Klearfold Pledged Bonds which becomes due and payable shall be paid to the Agent. All sums of money so paid to the Agent in respect of Klearfold Pledged Bonds shall be credited against the obligation of Klearfold to repay outstanding Klearfold L/C Loans, with interest, for the amount drawn with a Klearfold Tender Draft to fund the purchase of such Klearfold Pledged Bonds pursuant to the Klearfold Indenture.

               (3) In the event that Klearfold pays or causes to be paid in full the relevant Klearfold L/C Loan (which Loan was originally made to reimburse an amount drawn under the Klearfold IRB Letter of Credit as a Klearfold Tender Drawing to fund the purchase of Klearfold Pledged Bonds pursuant to the Klearfold Indenture) and provided no Event of Default has occurred and is continuing or would result after giving effect thereto, the Agent will release and will deliver, or cause its agent to deliver, such Klearfold Pledged Bonds to such Person or Persons as Klearfold or the Klearfold Remarketing Agent may direct. Upon receipt by the Klearfold Trustee from the Issuing Bank of confirmation that the Klearfold IRB Letter of Credit has been reinstated with respect to Klearfold Pledged Bonds, such Klearfold Pledged Bonds shall be automatically deemed released and the Klearfold Trustee shall be automatically authorized to deliver such Klearfold Pledged Bonds free from the pledge granted pursuant to this Section 3.03(c)(iv), unless the
                                                 -------------------
        Klearfold Trustee has received from the Agent written or telephonic notice (which shall thereafter be confirmed in writing) that such release shall not occur.

               (4) The Agent shall not be liable for failure to collect or realize upon the obligations secured by the Klearfold Pledged Bonds or any collateral security or guarantee therefor, or any part thereof, or for any delay in so doing, and the Agent shall not be under any obligation to take any action whatsoever with regard thereto.

               (5) Klearfold covenants and agrees that it will defend the Agent's right, title and interest in and to the Klearfold Pledged Bonds and the proceeds thereof against the claims and demands of all Persons. In addition to its other rights and remedies under this Agreement and the Klearfold Indenture, the Agent shall have all the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law with respect to the security interests created by this Section 3.03(c)(iv).
                          -------------------

          (v) Notwithstanding any other term or provision of this Agreement, each Klearfold L/C Lender shall have an irrevocable obligation to make any Klearfold L/C Loan whether or not the conditions set forth in Section 5.02
                                                                   ------------
     have been satisfied as of such date.

          (vi) In the event Klearfold fails to reimburse the Issuing Bank for the full amount of any drawing under any Klearfold Letter of Credit by 10:00 a.m. (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each L/C Lender thereof, and Klearfold shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the Klearfold L/C Lenders. Any notice given by the Issuing Bank or the Agent pursuant to this clause (vi) may be oral if immediately confirmed in
                            -----------
     writing (including by facsimile); provided that the lack of such an
                                       --------
     immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Each L/C Lender shall upon any notice pursuant to this clause (vi) make available to the Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating L/C Lenders shall each be deemed to have made a Klearfold L/C Loan consisting of a Base Rate Loan to Klearfold in that amount. If any Klearfold L/C Lender so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such L/C Lender's Pro Rata Share of the amount of the drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such L/C Lender's obligation to make such payment, from the Honor Date to the date such L/C Lender makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice to the L/C Lenders of Klearfold's failure to reimburse the Issuing Bank on the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any L/C Lender to effect such payment on such date shall not relieve such L/C Lender from its obligations under this Section 3.03.
                                           ------------

          (d) Each L/C Lender's obligation in accordance with this Agreement to make the L/C Loans, as contemplated by this Section 3.03, as a result of a
                                            ------------
drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such L/C Lender may have against the Issuing Bank, a L/C Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or
(iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     3.04 Repayment of Participations.
          ---------------------------

           (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the relevant L/C Borrower (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any L/C Lender has paid the Agent for the account of the Issuing Bank for such L/C Lender's participation in the Letter of Credit pursuant to Section 3.03 or (ii) in payment of interest thereon, the Agent will
            ------------
pay to each L/C Lender, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such L/C Lender's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any L/C Lender that did not so pay the Agent for the account of the Issuing Bank.

           (b) If the Agent or the Issuing Bank is required at any time to return to a L/C Borrower, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by such L/C Borrower to the Agent for the account of the Issuing Bank pursuant to
Section 3.04(a) in reimbursement of a payment made under the Letter of Credit or
---------------
interest or fee thereon, each L/C Lender shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender L/C to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

     3.05  Role of the Issuing Bank.
           ------------------------

           (a) Each L/C Lender and such L/C Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

           (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any L/C Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the L/C Lenders (including the Majority Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

           (c) Each L/C Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall
           --------
not, preclude an L/C Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.06; provided, in
                     -----------          ---     ------------  --------
however, anything in such clauses to the contrary notwithstanding, that an L/C Borrower may have a claim against the Issuing Bank, and the Issuing Bank may be liable to such L/C Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by such L/C Borrower which such L/C Borrower proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing:
(i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

     3.06  Obligations Absolute.  The obligations of each L/C Borrower under
           --------------------
this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into L/C Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances (unless due to gross negligence or wilful misconduct of the Issuing Bank), including the following:

               (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

              (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of a L/C Borrower in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

              (iii) the existence of any claim, set-off, defense or other right that a L/C Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

              (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

              (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

              (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

              (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, a L/C Borrower or a guarantor.

     3.07  Cash Collateral Pledge.  If, as of the Termination Date, any Letters
           ----------------------
of Credit may for any reason remain outstanding and partially or wholly undrawn, or upon the occurrence and continuation of the circumstances described in Sections 2.07(a) or (c) requiring the relevant L/C Borrower to Cash
----------------    ---
Collateralize Letters of Credit, then, the relevant L/C Borrower shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations.

     3.08  Letter of Credit Fees.
           ---------------------

           (a) The relevant L/C Borrower shall pay to the Agent for the account of each of the L/C Lenders a letter of credit fee with respect to the Letters of Credit of such L/C Borrower equal to the Applicable Margin per annum specified for Letter of Credit fees on the average daily maximum amount available to be drawn on the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each March, June, September and December based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).

           (b) The relevant L/C Borrower shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.


     3.09  Uniform Customs and Practice.  The Uniform Customs and Practice for
           ----------------------------
Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

                                  ARTICLE IV

                    TAXES, YIELD PROTECTION AND ILLEGALITY
                    --------------------------------------

     4.01  Taxes.
           -----

           (a) Any and all payments by a Credit Party to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the relevant Credit Party shall pay all Other Taxes.

           (b) If a Credit Party shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

               (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

               (ii) such Credit Party shall make such deductions and withholdings;

               (iii) such Credit Party shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

               (iv) such Credit Party shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, Further Taxes in the amount that the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

           (c) Each Credit Party agrees to indemnify and hold harmless each Lender and the Agent for the full amount of i) Taxes, ii) Other Taxes, and iii) Further Taxes in the amount that the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

           (d) Within 30 days after the date of any payment pursuant to this Section by a Credit Party of Taxes, Other Taxes or Further Taxes, such Credit Party shall furnish to each Lender or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Agent.

           (e) If a Credit Party is required to pay any amount to any Lender or the Agent pursuant to clauses (b) or (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Credit Party which may thereafter accrue, if such change in the sole judgment of such Lender is not otherwise disadvantageous to such Lender.

     4.02  Illegality.
           ----------

           (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central Lender or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Lender to the Company through the Agent, any obligation of that Lender to make Offshore Rate Loans shall be suspended until the Lender notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

           (b) If a Lender determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 4.04, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company may borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

           (c) If the obligation of any Lender to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Lender through the Agent that all Loans which would otherwise be made by the Lender as Offshore Rate Loans shall be instead Base Rate Loans.

           (d) Before giving any notice to the Agent under this Section, the affected Lender shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

     4.03  Increased Costs and Reduction of Return.
           ---------------------------------------

           (a) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the relevant Credit Party shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

           (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender (or its Lending Office) or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Company through the Agent, the relevant Credit Party shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase.

     4.04  Funding Losses.  Each Credit Party shall reimburse each Lender and
           --------------
hold each Lender harmless from any loss or expense which the Lender may sustain or incur (other than as a result of Section 4.05) as a consequence of:
                                    ------------

               (i) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

               (ii) the failure of such Credit Party to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

               (iii) the failure of such Credit Party to make any prepayment in accordance with any notice delivered under Section 2.06;
                                                ------------

               (iv) the prepayment or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

               (v)   the automatic conversion under Section 2.04 of any Offshore
                                                    ------------
     Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Lenders under this Section and under Section 4.03(a), each Offshore Rate Loan made by a Lender
      ---------------

(and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

     4.05  Inability to Determine Rates.  If the Agent determines that for any
           ----------------------------
reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to Section 2.09(a) for any
                                                       ---------------
requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

     4.06  Reserves on Offshore Rate Loans.  The Company shall pay to each
           -------------------------------
Lender, as long as such Lender shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency
                                                              ------------
liabilities"), additional costs on the unpaid principal amount of each Offshore
-----------
Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Lender (as determined by the Lender in good faith, which determination shall be conclusive, but without duplication to any costs recovered by way of the imposition of or increase in the reserve requirements included in the calculation of the Offshore Rate), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

     4.07  Certificates of Lenders.  Any Lender claiming reimbursement or
           -----------------------
compensation under this Article IV shall deliver to the Company (with a copy to
                        ----------
the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

     4.08  Substitution of Lenders.  Upon the receipt by a Credit Party from any
           -----------------------
Lender (an "Affected Lender") of a claim for compensation under Section 4.03,
            ---------------                                     ------------
such Credit Party may: (i) request the Affected Lender to use commercially reasonable efforts to obtain a replacement Lender or financial institution satisfactory to such Credit Party to acquire and assume all or a ratable part of all of such Affected Lender's Loans, Commitment and participations in Letters of Credit (a "Replacement Lender"); (ii) request one more of the other Lenders to
           ------------------
acquire and assume all or part of such Affected Lender's Loans, Commitment and participations in Letters of Credit; or (iii) designate a Replacement Lender. Any such designation of a Replacement Lender under clause (i)
or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld), and any such substitution shall in any event be effective upon satisfaction of the conditions set forth in Section
                                                                        -------
11.08.
-----

     4.09  Survival.  The agreements and obligations of the Company in this
           --------
Article IV shall survive the payment of all other Obligations.
----------


                                   ARTICLE V

                             CONDITIONS PRECEDENT
                             --------------------

     5.01  Conditions of Initial Credit Extensions.  The obligation of each
           ---------------------------------------
Lender to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent, and in sufficient copies for each Lender:

           (a) Credit Agreement and Notes.  This Agreement and the Notes
               --------------------------
executed by each party thereto;

           (b) Resolutions; Incumbency.
               -----------------------

               (i) Copies of the resolutions of the board of directors of each Credit Party and each Subsidiary that may become party to a Loan Document authorizing the Transactions and the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; and

              (ii) A certificate of the Secretary or Assistant Secretary of each Credit Party and each Subsidiary that may become party to a Loan Document certifying the names and true signatures of the officers of such Person authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

           (c) Organization Documents; Good Standing. Each of the following
               -------------------------------------
documents:

               (i) the articles or certificate of incorporation, the bylaws and board of directors resolutions of each Credit Party and each Subsidiary as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Person as of the Closing Date; and

               (ii) a good standing certificate for each Credit Party and each Subsidiary party to any Loan Document from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where such Person is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date;

           (d) Legal Opinions.  (i) An opinion addressed to the Agent and the
               --------------
Lenders (x) of Bingham Dana LLP, counsel to the Credit Parties and Subsidiary Guarantors, substantially in the form of Exhibit D, and (y) from local counsel
                                         ---------
in such jurisdictions as the Agent may request, such opinion to be in form and substance acceptable to the Agent and (ii) reliance letters addressed to the Agent and the Lenders from each counsel delivering a legal opinion in connection with the Transaction.

           (e) Payment of Fees.  Evidence of payment by each Credit Party of all
               ---------------
accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between each Credit Party and BofA); including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 11.04;
              -------------     -----

           (f) Certificate.  A certificate signed by a Responsible Officer of
               -----------
each Credit Party, dated as of the Closing Date:

               (i)  stating that the representations and warranties contained in

     Article VI are true and correct on and as of such date, as though made on
     ----------
     and as of such date;

              (ii) stating that no Default or Event of Default exists or would result from the Credit Extension or the consummation of the Transactions; and

              (iii) stating that there has occurred since December 31, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

           (g) Collateral Documents.  The Collateral Documents, executed by each
               --------------------
Credit Party and each Subsidiary party to such Collateral Document, in appropriate form for recording, where necessary, together with:

               (i) copies of all UCC-l financing statements filed, registered or recorded to perfect the security interests of the Agent for the benefit of the Lenders, or other evidence satisfactory to the Agent that there has been or will be filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Agent for the benefit of the Lenders in accordance with applicable law;

              (ii) written advice relating to such Lien and judgment searches as the Agent shall have requested of a Credit Party, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

               (iii) all certificates and instruments representing the Pledged Collateral, stock transfer powers executed in blank as the Agent or the Lenders may specify;

               (iv) evidence that all other actions necessary or, in the reasonable opinion of the Agent or the Lenders, desirable to perfect and protect the first priority security interest created by the Collateral Documents have been taken;

               (v) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements;

               (vi) evidence that the Agent (on behalf of the Lenders) has been named as loss payee under all policies of casualty insurance, and that Agent and all Lenders have been named as additional insureds under all policies of liability insurance;

              (vii) such consents, estoppels, subordination agreements and other documents and instruments executed by landlords, tenants and other Persons party to material contracts relating to any Collateral as to which the Agent shall be granted a Lien for the benefit of the Lenders, as requested by the Agent; and

              (viii) evidence that all other actions necessary or, in the opinion of the Agent or the Lenders, desirable to perfect and protect the first priority Lien created by the Collateral Documents, and to enhance the Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken;

           (h) Lender Payoff Letter.  A bank payoff letter, or other evidence of
               --------------------
satisfaction, in form and substance acceptable to the Agent from Bank of America National Trust & Savings Association and BankBoston, N.A. and National Westminster Bank Plc., to the effect that the total amount due under a Credit Party's or any Subsidiary's agreements with such lenders howsoever due and owing (whether as principal, interest or premium) shall be satisfied (and such agreements terminated) upon payment of an amount certain, together with such lien releases and other documents as the Agent shall require. No Credit Party nor any of its Subsidiaries shall have any outstanding Indebtedness for borrowed money after giving effect to the Transaction other than Indebtedness permitted under Section 8.05.
      ------------

          (i)  Pro Forma Balance Sheet and Projections.  (I) A pro forma
               ---------------------------------------
     consolidated and consolidating balance sheet of the Company and its Subsidiaries, after giving effect to the Transaction and the related financing thereof, together with a Compliance Certificate executed by a Responsible Officer, demonstrating compliance by the Company with Sections
                                                                       --------
     8.15, 8.16, 8.17 and 8.18 as of December 31, 1997 (after giving effect to
     ----  ----  ----     ----
     the Transaction and the related financing thereof), which pro forma balance sheet and Compliance Certificate shall be in form and substance acceptable to the Agent.

               (II) Projections for the period commencing as of January 1, 1998 and concluding on the date approximately five years thereafter.

           (j) Solvency Certificate.  A written solvency certificate from the
               --------------------
chief financial officer of each Credit Party in form and content satisfactory to the Lenders, dated the initial Borrowing Date, with respect to the value, Solvency and other factual information of, or relating to, as the case may be, such Credit Party, after giving effect to the initial Borrowing.

           (k) Applicable Margin Certificate.  The Company shall have delivered
               -----------------------------
to the Agent a certificate, executed by a Responsible Officer, delineating the Applicable Margin after giving pro forma effect to the Loans to be incurred on the Closing Date and the consummation of the Transaction, the form and substance of such certificate to be satisfactory to the Agent.

           (l) Senior Subordinated Note Documents.  The Company shall have
               ----------------------------------
delivered to the Agent all Senior Subordinated Note Documents, certified as true and correct by a Responsible Officer, which Senior Subordinated Note Documents shall provide that the Loans and all other Obligations are entitled to the benefits of the subordination provisions contained in such Senior Subordinated Note Documents and shall otherwise be in form and substance satisfactory to the Lenders, and the Company shall have received not less than $93,000,000 cash proceeds from the issuance of the Senior Subordinated Notes after deduction of all charges, fees, expenses and discounts in connection with the Transaction.

           (m) Combination.  The Company shall have delivered to the Agent all
               -----------
Combination Documents, certified as true and correct by a Responsible Office, all of which Combination Documents shall be in form and substance reasonably satisfactory to the Agent's, and each of the conditions precedent to each Person's obligations under the Combination Documents to consummate the Combination shall have been satisfied (without any waiver thereto not agreed to by the Agent) to the reasonable satisfaction of the Agent together with a certification that at least $4,300,000 in cash shall have been received as an additional capital contribution for common stock in connection with the consummation of such transaction. The Combination shall have been consummated in substantial compliance with the terms of the Combination Documents and all applicable laws.

           (n) Merger.  AGI shall have delivered to the Agent all Merger
               ------
Documents, certified as true and correct by a Responsible Officer, all of which Merger Documents shall be in form and substance reasonably satisfactory to the Agent, and each of the conditions precedent to each Person's obligations under the Merger Documents to consummate the Merger shall have been satisfied (without any waiver thereto not agreed to by the Agent) to the reasonable satisfaction of the Agent together with a certification that (i) at least $14,000,000 of common stock of the Company was distributed to certain members of the management of AGI, (ii) the aggregate cash payment to the shareholders of AGI did not exceed $56,000,000 and (iii) the aggregate principal amount of Indebtedness of AGI assumed by AGI Acquisition Corporation pursuant to the Merger did not exceed $24,000,000. The Merger shall have been consummated in substantial compliance with the terms of the Merger Documents and all applicable laws.

           (o) Other Documents.  Such other approvals, opinions, documents or
               ---------------
materials as the Agent or any Lender may reasonably request.

     5.02  Conditions to All Credit Extensions.  The obligation of each Lender
           -----------------------------------
to make any Loan to be made by it (including its initial Loan) or to continue or convert any Loan under Section 2.04 and the obligation of the Issuing Bank to
                       ------------
Issue, renew or amend any Letter of Credit (including the initial Letters of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

           (a) Notice, Application.  The Agent shall have received (with, in
               -------------------
the case of the initial Loans only, a copy for each Lender) a Notice of Borrowing or, in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 3.02;
                               ------------

           (b) Continuation of Representations and Warranties.  The
               ----------------------------------------------
representations and warranties in Article VI shall be true and correct in all
                                  ----------
material respects on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

           (c) No Existing Default.  No Default or Event of Default shall exist
               -------------------
or shall result after giving effect to such Borrowing or continuation or conversion or Issuance.

Each Notice of Borrowing, L/C Application or L/C Amendment Application submitted by a Credit Party hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date or Issuance Date, as applicable, that the conditions in this
Section 5.02 are satisfied.
------------


                                  ARTICLE VI

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Each Credit Party represents and warrants to the Agent and each Lender that:

     6.01  Corporate Existence and Power.  Each Credit Party and each of its
           -----------------------------
     Subsidiaries:

           (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

           (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

           (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

           (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the
                         ----------    ----------
     failure to do so could not reasonably be expected to have a Material Adverse Effect.

     6.02  Corporate Authorization; No Contravention.  The execution, delivery
           -----------------------------------------
and performance by a Credit Party and its Subsidiaries of this Agreement, each other Loan Document and each other Transaction Agreement to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

           (a) contravene the terms of any of such Person's Organization Documents;

           (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

           (c) violate any Requirement of Law.

     6.03  Governmental Authorization.  No approval, consent, exemption,
           --------------------------
authorization, or other action by, or notice to, or filing (other than pursuant to the Collateral Documents) with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, a Credit Party or any of its Subsidiaries of the Agreement, any other Loan Document or any other Transaction Agreement other than those approvals, consents, exemptions and authorizations which have already been obtained.

     6.04  Binding Effect.  This Agreement and each other Loan Document to which
           --------------
a Credit Party or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of such Person to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     6.05  Litigation.  Except as listed on Schedule 6.05, there are no actions,
           ----------                       -------------
suits, proceedings, claims or disputes pending, or to the best knowledge of a Credit Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against a Credit Party, or its Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) if determined adversely to a Credit Party or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     6.06  No Default.  No Default or Event of Default exists or would result
           ----------
from the incurring of any Obligations by a Credit Party. As of the Closing Date, no Credit Party nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation or any Transaction Agreement in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under Section
                                                                      -------
9.01(e).
-------

     6.07  ERISA Compliance.
           ----------------

           (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of each Credit Party, nothing has occurred which would cause the loss of such qualification. Each Credit Party and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

           (b) There are no pending or, to the best knowledge of each Credit Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

           (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Credit Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Credit Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Credit Party nor any ERISA Affiliate has engaged in a transaction that could be subject to
Section 4069 or 4212(c) of ERISA.

     6.08  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are
           -----------------------------------
to be used solely for the purposes set forth in and permitted by Section 7.12
                                                                 ------------
and Section 8.07. No Credit Party nor any Subsidiary is generally engaged in the
    ------------
business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     6.09  Title to Properties.  Each Credit Party and each of its Subsidiaries
           -------------------
have good record and marketable title in fee simple to, or valid leasehold interests in, all property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of each Credit Party and its Subsidiaries is subject to no Liens, other than Permitted Liens.

     6.10  Taxes.  Each Credit Party and each of its Subsidiaries have filed all
           -----
Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against a Credit Party or any of its Subsidiaries that would, if made, have a Material Adverse Effect.

     6.11  Financial Condition.  (a) The audited consolidated financial
           -------------------
statements of the Company and its Subsidiaries (other than AGI), dated December 31, 1997, and the audited consolidated financial statements of AGI, dated December 31, 1997, in each case including the related consolidated statements of income or operations, shareholders' equity and cash flows for the period ended on that date:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

               (ii) fairly present the financial condition of such Person as of the date thereof and results of operations for the period covered thereby; and

               (iii) except as specifically disclosed in Schedule 6.11, show all
                                                         -------------
     material indebtedness and other liabilities, direct or contingent, of such Person and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

           (b) Since December 31, 1997, there has been no Material Adverse
Effect.

     6.12  Environmental Matters.
           ---------------------

           (a) The on-going operations of each Credit Party and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $375,000 in the aggregate.

           (b) Each Credit Party and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective
                    ---------------------
ordinary course operations, all such Environmental Permits are in good standing, and each Credit Party and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

           (c) Except as set forth on Schedule 6.12, no Credit Party, any of its
                                      -------------
Subsidiaries or any of their respective present Property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

           (d) Except as set forth on Schedule 6.12, there are no Hazardous
                                      -------------
Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of any Credit Party or any of its Subsidiaries, and in any event, no such materials, conditions or circumstances (whether or not disclosed) would reasonably be expected to give rise to Environmental Claims with a potential liability of a Credit Party and its Subsidiaries in excess of $1,000,000 in the aggregate for any such condition, circumstance or Property. In addition, (i) no Credit Party nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) to their knowledge that are leaking or disposing of Hazardous Materials off-site or, whether known or not, could reasonably be expected to result in or cause a Material Adverse Effect, and (ii) each Credit Party and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard known to them arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

     6.13  Collateral Documents.
           --------------------

           (a) The provisions of each of the Collateral Documents are effective to create in favor of the Agent for the benefit of the Lenders, a legal, valid and enforceable first priority security interest in all right, title and interest of a Credit Party and its Subsidiaries in the collateral described therein (except (i) up to $500,000 of AGI's inventory, which is on consignment with Avon at Avon's facility in Ohio, (ii) up to $500,000 of Klearfold's inventory, which is on consignment with Colgate at Colgate's facility in Puerto Rico and (iii) such other inventory held on consignment as the Agent shall approve in writing); and financing statements have been delivered to the Agent on the Closing Date to be filed in the offices in all of the jurisdictions listed in the schedule to the Security Agreement, and each Intellectual Property Assignment has been delivered to the Agent on the Closing Date to be filed in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

           (b) Each Mortgage, if and when delivered, will be effective to grant to the Agent for the benefit of the Lenders a legal, valid and enforceable Lien on all the right, title and interest of the mortgagor under such Mortgage in the Mortgaged Property described therein. If and when each such Mortgage is duly recorded in the offices listed on the schedule to such Mortgage and the recording fees and taxes in respect thereof are paid and compliance is otherwise had with the formal requirements of state law applicable to the recording of real estate mortgages generally, each such Mortgaged Property, subject to the encumbrances and exceptions to title set forth therein and except as noted in the title policies delivered to the Agent and Permitted Liens, will be subject to a legal, valid, enforceable and perfected first priority mortgagor or deed of trust, as the case may be; and when financing statements have been filed in the offices listed in the schedule to such Mortgage, such Mortgage will also create a legal, valid, enforceable and perfected first lien on, and security interest in, all right, title and interest of such Credit Party or such Subsidiary under such Mortgage in all personal property and fixtures which is covered by such Mortgage, subject to no other Liens, except the encumbrances and exceptions to title set forth therein and except as noted in the title policies delivered to the Agent and Permitted Liens.

           (c) The provisions of each Pledge Agreement are effective to create, in favor of the Agent for the benefit of the Lenders, a legal, valid and enforceable security interest in all of the collateral described therein; and the Pledged Collateral was delivered to the Agent or its nominee in accordance with the terms thereof. The Lien of each Pledge Agreement constitutes a perfected, first priority security interest in all right, title and interest of a Credit Party or its Subsidiary, as the case may be, in the Collateral described therein, prior and superior to all other Liens and interests.

           (d) All representations and warranties of a Credit Party and any of its Subsidiaries party thereto contained in the Collateral Documents are true and correct.

     6.14  Regulated Entities.  No Credit Party nor any of its Subsidiaries, is
           ------------------
an "Investment Company" within the meaning of the Investment Company Act of 1940. No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     6.15  No Burdensome Restrictions.  Neither the Company nor any Subsidiary
           --------------------------
is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

     6.16  Solvency.  The Company and its Subsidiaries, on a consolidated basis,
           --------
are Solvent.

     6.17  Labor Relations.  There are no strikes, lockouts or other labor
           ---------------
disputes against a Credit Party or any of its Subsidiaries, or, to the best of the Credit Party's knowledge, threatened against or affecting a Credit Party or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Credit Party or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority.

     6.18  Copyrights, Patents, Trademarks and Licenses, etc.  Except as set
           -------------------------------------------------
forth on Schedule 6.18 hereof, a Credit Party or its Subsidiaries own or are
         -------------
licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Credit Party, no slogan or other advertising device, product, process, method, substance, part or other material employed by a Credit Party or any of its Subsidiaries infringes upon any rights held by any other Person. Except as set forth on Schedule 6.18 hereof, no claim or litigation
                                -------------
regarding any of the foregoing is pending or to the knowledge of a Credit Party threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     6.19  Capitalization; Subsidiaries.  As of the Closing Date and after
           ----------------------------
giving effect to the Transaction, no Credit Party has any Subsidiaries other than those specifically disclosed in part (a) of Schedule 6.19 hereto and has no
                                                 -------------
equity investments in any other corporation or entity other than those specifically disclosed in part (b) of Schedule 6.19. All of the issued and
                                      -------------
outstanding capital stock of each Credit Party and each of its Subsidiaries is owned by each of the stockholders named on Schedule 6.19. Except as set forth on
                                           -------------
Schedule 6.19, there are no outstanding rights to purchase, options, warrants or
-------------
similar rights or agreements pursuant to which a Credit Party may be required to issue or sell any capital stock or other equity security.

     6.20  Broker's; Transaction Fees.  No Credit Party nor any of its
           --------------------------
Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the Transaction except as disclosed on Schedule 6.20.
             -------------

     6.21  Insurance.  The properties of each Credit Party and its Subsidiaries
           ---------
are insured with financially sound and reputable insurance companies not Affiliates of a Credit Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Credit Party or such Subsidiary operates.

     6.22  Swap Obligations.  No Credit Party nor any of its Subsidiaries has
           ----------------
incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. Each Credit Party has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

     6.23  Full Disclosure.  None of the representations or warranties made by a
           ---------------
Credit Party or any of its Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of a Credit Party or any of its Subsidiaries in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of a Credit Party to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

     6.24  Subordination Provisions.  The subordination provisions contained in
           ------------------------
the Senior Subordinated Note Documents and in any Permitted Seller Debt are enforceable against the issuer of the respective security and the holders thereof, and the Loans and all other Obligations entitled to the benefits of any Loan Document and any related guaranty are within the definitions of "Senior Indebtedness" included in such provisions.

     6.25  Transaction Agreements.  The agreements in connection with the
           ----------------------
Transaction ("Transaction Agreements") are in full force and effect as of the
              ----------------------
date hereof, has not been terminated,
rescinded or withdrawn, and no material portion thereof has been amended or waived by any party. All requisite approvals by governmental authorities and regulatory bodies having jurisdiction over a Credit Party and other Persons referenced therein, with respect to the transactions contemplated by the Transaction Agreements, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Transaction Agreements or to the conduct in any material respect by a Credit Party and its Subsidiaries of its business thereafter. To the best of each Credit Party's knowledge, none of any Person's representations or warranties in the Transaction Agreements contain any untrue statement of a material fact or omit any fact necessary to make the facts therein not misleading.

     6.26  Merger.  The Merger Documents are in form and substance satisfactory
           ------
for effecting the Merger pursuant to such agreements under the laws of the State of Illinois; the Merger Documents have been filed with the Secretary of State in the State of Illinois; and the Merger has been effected and are valid in accordance with the terms thereof and the laws of the State of Illinois.

     6.27  Year 2000 Compliance.  On the basis of an inquiry made of each Credit
           --------------------
Party and each of its Subsidiaries, each Credit Party to the best of their knowledge reasonably believes that the "Year 2000 problem" (that is, the risk that computer applications used by the Credit Parties and their Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not result in a Material Adverse Effect.


                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Lenders waive compliance in writing:

     7.01  Financial Statements.  The Company shall deliver to the Agent, in
           --------------------
form and detail satisfactory to the Agent and the Majority Lenders, with sufficient copies for the Agent and each Lender:

          (a) as soon as available, but not later than 90 days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1998), to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10-K's filed by the Company with the SEC for such fiscal year, or, if no such Form 10-K was so filed by the Company for such fiscal year, a copy of the audited consolidated and unaudited consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Price Waterhouse LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report
                                          -------------------
     shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records; and

           (b) as soon as available, but not later than 45 days after the end of each fiscal quarter of each fiscal year (commencing with the fiscal quarter ended March 31, 1998), to the extent prepared to comply with SEC requirements, a copy of the SEC Form 10-Q's filed by the Company with the SEC for such fiscal quarter, together with a copy of the unaudited consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries.

     7.02  Certificates; Other Information.  The Company shall furnish to the
           -------------------------------
Agent, with sufficient copies for each Lender:

           (a) concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate of the Independent Auditor
                    ---------------
     stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

           (b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a Compliance Certificate executed
                    ----------------     ---
     by a Responsible Officer;

           (c) promptly, copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC;

           (d) as soon as available, but in any event not later than 45 days after the start of each fiscal year, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of the Company and its Subsidiaries for the next fiscal year;

           (e) within 10 days prior to the expiry date of any existing insurance policy, a new certificate satisfying the requirements of Section 5.01(g)(vi) with respect to each such policy; and

           (f) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Lender, may from time to time request.

     7.03  Notices.  Each Credit Party shall promptly notify the Agent and each
           -------
Lender:

           (a) of the occurrence of any Default or Event of Default;

           (b) of any matter that has resulted or may reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of a Credit Party or any of its Subsidiaries; (ii) any dispute, litigation, investigation, proceeding or suspension between a Credit Party or any of its Subsidiaries and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting a Credit Party or any of its Subsidiaries; including pursuant to any applicable Environmental Laws;

           (c) of the occurrence of any of the following events affecting a Credit Party or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

               (i)   an ERISA Event;

               (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

               (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by a Credit Party or any ERISA Affiliate; or

               (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

           (d) of any material change in accounting policies or financial reporting practices by a Credit Party or any of its consolidated Subsidiaries; and

           (e) upon the request from time to time of the Agent, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Swap Contracts to which a Credit Party or any of its Subsidiaries is party.

           Each notice under this Section shall be accompanied by a written by a statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the affected Person proposes to take with respect thereto and at what time. Each notice under Section 7.03(a)
                                                               ---------------
shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

     7.04     Preservation of Corporate Existence, Etc.  Each Credit Party
              ----------------------------------------
shall, and shall cause each of its Subsidiaries to:

          (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

          (b) preserve and maintain in full force and effect all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in connection with transactions permitted by Section 8.03 and sales
                                                         ------------
     of assets permitted by Section 8.02;
                            ------------

          (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

          (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     7.05     Maintenance of Property.  Each Credit Party shall maintain, and
              -----------------------
shall cause each of its Subsidiaries to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, and make all necessary repairs thereto and renewals and replacements thereof.

     7.06     Insurance.  Each Credit Party shall maintain, and shall cause each
              ---------
of its Subsidiaries to maintain or be covered by, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

     7.07     Payment of Obligations.  Each Credit Party shall, and shall cause
              ----------------------
each of its Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

          (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by such Credit Party or such Subsidiary;

          (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property; and

          (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

     7.08     Compliance with Laws.  Each Credit Party shall comply, and shall
              --------------------
cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     7.09     Compliance with ERISA.  Each Credit Party shall, and shall cause
              ---------------------
each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification unless such Plan is terminated; and (c) make all required contributions to any Plan subject to
Section 412 of the Code.

     7.10     Inspection of Property and Books and Records.  Each Credit Party
              --------------------------------------------
shall maintain and shall cause each of its Subsidiaries to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of such Person. Each Credit Party shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the Agent or any Lender (if accompanied by the Agent) to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided,
                                                                   --------
however, when an Event of Default exists the Agent or any Lender may do any of
-------
the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

     7.11     Environmental Laws.  Each Credit Party shall, and shall cause each
              ------------------
of its Subsidiaries to, conduct its operations and keep and maintain its property in compliance in all material respects with all Environmental Laws.

     7.12     Use of Proceeds. The Company shall use the proceeds of the
              ---------------
Revolving Loans for working capital and other general corporate purposes (other than for the purpose of financing a hostile Acquisition), the refinancing or prepayment of certain Indebtedness on the Closing Date in connection with the Transaction and the payment of fees and expenses relating thereto, in each case not in contravention of any Requirement of Law or of any Loan Document. Each L/C Borrower shall use the proceeds of L/C Loans solely for the purpose of financing a reimbursement obligation owing to the Issuing Bank in connection with a drawing under a Letter of Credit.

     7.13     Solvency.  The Company and its Subsidiaries, on a consolidated
              --------
basis, shall at all times be Solvent.

     7.14     Further Assurances.
              ------------------

         (a) Each Credit Party shall ensure that all written information, exhibits and reports furnished to the Agent or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

         (b) Promptly upon the written request of the Agent or the Majority Lenders, each Credit Party shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, leasehold mortgages, landlord waivers, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject any of the properties, rights or interests covered by any of the Collateral Documents to the Liens created by any of the Collateral Documents,
(iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, (iv) to grant to the Agent, on behalf of the Lenders, mortgages and leasehold mortgages conveying a first priority lien and security interest (subject to Permitted Liens) on all owned and leased real property interests of the Credit Parties and their Subsidiaries, and to further provide title insurance and surveys (all at the Company's cost and expense) to insure such mortgages and leasehold mortgages, and all such documents and agreements shall be in form and substance acceptable to the Agent, and (v) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and the Lenders the rights granted or now or hereafter intended to be granted to the Agent and the Lenders under any Loan Document or under any other document executed in connection therewith.

     7.15     Foreign Subsidiaries Security.  If following a change in the
              -----------------------------
relevant sections of the Code, the regulations and rules promulgated thereunder and any rulings issued thereunder and at the request of the Agent or the Majority Lenders, counsel for the Company acceptable to the Agent and the Majority Lenders does not within 30 days after such request deliver evidence satisfactory to the Agent, with respect to any Foreign Subsidiary which is a Wholly-Owned Subsidiary of the Company, that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign

Subsidiary of a guaranty in substantially the form of the Guaranty or (iii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement, in either case would cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary's United States parent or would otherwise violate a material applicable law, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding
   ----------
capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Agent for the benefit of the Lenders pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), (ii) in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver a guaranty
-----------
of the Obligations of the Company under the Loan Documents and (iii) in the case of a failure to deliver the evidence described in clause (iii) above, such
                                                  ------------
Foreign Subsidiary shall execute and deliver a security agreement granting the Agent for the benefit of the Lenders a security interest in all of such Foreign Subsidiary's assets, in each case with all documents delivered pursuant to this
Section 7.15 to be in form and substance satisfactory to the Agent and the
------------
Majority Lenders.

     7.16     Klearfold IRB Letter of Credit.  Within ninety (90) days (or such
              ------------------------------
longer period as is reasonably acceptable to Agent) after the Closing Date, Klearfold shall have taken all steps, received all necessary consents and legal opinions and received back the original copy of the Mellon Letter of Credit stamped canceled such that the Klearfold IRB Letter of Credit in substantially the form of Exhibit H-2 shall have been substituted for the Mellon Letter of
            -----------
Credit, in accordance with the Klearfold Indenture.


                                  ARTICLE VIII

                               NEGATIVE COVENANTS
                               ------------------

    So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Lenders waive compliance in writing:

     8.01     Limitation on Liens.  No Credit Party shall, nor shall suffer or
              -------------------
permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):
  ---------------

          (a) any Lien existing on property of a Credit Party or any of its Subsidiaries on the Closing Date and set forth in Schedule 8.01 securing
                                                       -------------
     Indebtedness outstanding on such date;

          (b) any Lien created under any Loan Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07, provided that no notice of lien has been filed
                  ------------
     or recorded under the Code;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f) Liens on the property of a Credit Party or its Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Credit Parties and their Subsidiaries does not exceed $375,000;

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of a Credit Party and its Subsidiaries;

          (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at
                                 --------  -------
     the time the respective corporations became Subsidiaries and were not created in anticipation thereof and do not in the aggregate at any time outstanding exceed $750,000;

          (j) purchase money security interests on any property acquired or held by a Credit Party or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided that (i) any
                                                         -------- ----
     such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction and (iii) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed, together with Indebtedness permitted under Section 8.05(i), $750,000;
                     ---------------

          (k) Liens securing Capital Lease Obligations on assets subject to such Capital Leases, provided that such Capital Leases are otherwise permitted under Section 8.10(a) or (c); and
           ----------------------

          (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided that (i) such deposit account is
                                      -------- ----
     not a dedicated cash collateral account and is not subject to restrictions against access by a Credit Party in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by a Credit Party or any of its Subsidiaries to provide collateral to the depository institution.

     8.02     Disposition of Assets.  No Credit Party shall, nor shall suffer or
              ---------------------
permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property or assets (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

          (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment;

          (c) dispositions of inventory and/or equipment by a Credit Party or any Subsidiary Guarantor to a Credit Party or any Subsidiary Guarantor pursuant to reasonable and ordinary course business requirements; and

          (d) any Subsidiary (other than a Credit Party) may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to a Credit Party or another Wholly-Owned Subsidiary that is a Domestic Subsidiary;

; provided, however, in no event will any such asset sales, leases, conveyances
  --------  -------
or dispositions be permitted under this Section 8.02 to the extent they would
                                        ------------
result in or require the Company to make an offer to or otherwise prepay or repay any of the Subordinated Debt.

     8.03     Acquisitions, Consolidations and Mergers.  No Credit Party shall,
              ----------------------------------------
nor shall suffer or permit any of its Subsidiaries to, enter into any Acquisition, merge, consolidate with or into, or acquire (whether in one transaction or in a series of transactions) any Person or all or substantially all of its assets of any Person, except:

          (a) any Domestic Subsidiary may merge with a Credit Party (provided
                                                                     --------
     that such Credit Party shall be the continuing or surviving corporation), or with any one or more Subsidiaries, provided that if any transaction
                                           --------
     shall be between a Domestic Subsidiary and a Wholly-Owned Subsidiary that is a Domestic Subsidiary, the Wholly-Owned Subsidiary that is a Domestic Subsidiary shall be the continuing or surviving corporation;

          (b) a Credit Party may enter into an Acquisition provided that (i) any such Acquisition (whether in one transaction or a series of related transactions) the aggregate consideration of which exceeds $10,000,000 shall not be permitted without the prior written approval of the Majority Lenders, (ii) no Default or Event of Default is in existence both before and after giving effect to such Acquisition (and/or as set forth in clause (vi) below, the creation of a new Subsidiary),
                     -----------
     (iii) such Acquisition is undertaken in all material respects in accordance with all applicable Requirements of Law, (iv) the target business of, or the assets subject to, such Acquisition are shown in good faith by the Company to have generated positive EBITDA on a pro forma basis for the twelve month period immediately preceding the date of such Acquisition based on assumptions showing cost savings reasonably acceptable to the Agent, (v) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained, (vi) such Acquisition shall be structured as an asset acquisition by a Credit Party or the purchase of all of the capital stock of the target of such Acquisition by a Credit Party, provided that such target will be merged with and into a Credit Party on the date of the Acquisition or shall execute a counterpart of and become a party to a Guaranty (pursuant to documentation reasonably acceptable to the Agent),
     (vii) the business being acquired is otherwise permitted by Section 8.13
                                                                 ------------
     and (viii) the Agent (on behalf of the Lenders) will be granted a first priority perfected security interest (subject to Permitted Liens) in any assets being so acquired and any capital stock if a new Subsidiary is being formed;

          (c) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to, any Foreign Subsidiary so long as in each case at least 65% of the total combined voting power of all classes of capital stock of all first-tier Foreign Subsidiaries are pledged pursuant to the relevant Pledge Agreement;

          (d) the assets of any Foreign Subsidiary may be transferred to a Credit Party or any of its Domestic Subsidiaries, and any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, a Credit Party or any of its Domestic Subsidiaries so long as such Credit Party or such Domestic Subsidiary is the surviving corporation of any such merger, dissolution or liquidation; and

          (e) the Merger shall be permitted on the Closing Date.

     8.04     Loans and Investments.  No Credit Party shall purchase or acquire,
              ---------------------
nor suffer or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of a Credit Party (together, "Investments"), except for:
                                                      -----------

          (a) Investments held by a Credit Party or any of its Subsidiaries in the form of Cash Equivalents;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) Investments in Joint Ventures permitted by Section 8.09 and
                                                         ------------
     Investments constituting intercompany loans permitted by Section 8.21;
                                                              ------------

          (d) Investments, subject to Section 8.09, incurred in order to
                                      ------------
     consummate Acquisitions otherwise permitted herein;

          (e) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

          (f) Investments existing as of the Closing Date and listed on Schedule
                                                                        --------
     8.04;
     ----

          (g) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business;

          (h) advances or loans to officers, directors, and employees of a Credit Party or any of its Subsidiaries in an amount not to exceed $1,750,000 in the aggregate for all such loans and advances to all such Persons;

          (i) advances to employees of a Credit Party or any of its Subsidiaries in respect of reasonable relocation expenses incurred by such employees;

          (j) advances to employees of a Credit Party or any of its Subsidiaries in the nature of advances against anticipated sales commissions and advances for travel and/or other ordinary business expenses, provided that the aggregate principal amount of all such employee advances outstanding at any time shall not exceed $75,000; and

          (k) other Investments permitted by this Agreement (but not otherwise permitted under this Section 8.04) not to exceed $1,000,000 in the
                          ------------
     aggregate for all such Investments made in any fiscal year.

     8.05     Limitation on Indebtedness.  No Credit Party shall, nor shall
              --------------------------
suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement;

          (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 8.08 or of intercompany loans permitted under Section
                 ------------                                          -------
     8.21;
     ----

          (c) Indebtedness (other than evidenced by the Mellon Letter of Credit) existing on the Closing Date and set forth in Schedule 8.05;
                                                   -------------

          (d) Indebtedness evidenced by the Mellon Letter of Credit which is otherwise permitted to be outstanding in accordance with Section 7.16;
                                                              ------------

          (e) Indebtedness incurred in connection with leases permitted pursuant to Section 8.10;
        ------------

          (f) $100,000,000 principal amount of Indebtedness of the Company evidenced by the Senior Subordinated Note Documents;

          (g) Indebtedness of AGI and Klearfold with respect to the IRB Debt with a principal amount of $11,640,000;

          (h) unsecured Indebtedness incurred in connection with Acquisitions permitted under Section 8.03 hereof, provided such indebtedness is incurred
                     ------------
     pursuant to promissory notes and other agreements containing terms and conditions satisfactory to the Agent and fully subordinated to the prior payment in full in cash of the Loans and the other Obligations on terms and conditions satisfactory to the Agent (any such Indebtedness, "Permitted
                                                                   ---------
     Seller Debt") including, without limitation, terms related to aggregate
     -----------
     outstanding principal amounts, interest rates and payment terms acceptable to Agent; and

          (i) other Indebtedness in addition to Indebtedness permitted above in an aggregate amount outstanding not to exceed $3,500,000 (including Indebtedness secured by Liens permitted by Section 8.01(i) and (j));
                                                ---------------     ---

provided, however, that in no event will any Credit Party or any of its
--------  -------
Subsidiaries incur more than $3,500,000 of Indebtedness under Section 4.09(x) of the Senior Subordinated Note Indenture as in effect on the Closing Date
(whether or not permitted by this Section 8.05) except Indebtedness incurred
                                  ------------
pursuant to this Agreement.

     8.06     Transactions with Affiliates.  Except as set forth on Schedule
              ----------------------------                          --------
8.06, no Credit Party shall, nor shall suffer or permit any of its Subsidiaries
----
to, enter into any transaction with any Affiliate (other than a Wholly-Owned Subsidiary) of a Credit Party, except upon fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of such Credit Party or such Subsidiary.

     8.07     Use of Proceeds.  No Credit Party shall, nor shall suffer or
              ---------------
permit any of its Subsidiaries to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock,
(ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

     8.08     Contingent Obligations.  No Credit Party shall, nor shall suffer
              ----------------------
or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except:

          (a) endorsements for collection or deposit in the ordinary course of business;

          (b) Permitted Swap Obligations;

          (c) Unsecured and subordinated guarantees by a Subsidiary of the Company of the Company's obligations with respect to the Senior Subordinated Notes incurred pursuant to and subject to the subordination terms of the Senior Subordinated Note Indenture;

          (d) Contingent Obligations of the Company and its Subsidiaries existing as of the Closing Date and listed in Schedule 8.08; and
                                                   -------------

          (e) Guarantees by the Credit Parties and their subsidiaries of the Obligations under this Agreement.

     8.09     Joint Ventures; Foreign Assets; New Subsidiaries.  No Credit Party
              ------------------------------------------------
shall, nor shall suffer or permit any of its Subsidiaries to, (a) enter into Joint Ventures requiring an aggregate investment for all such joint ventures (whether in cash, property, or contributions of personnel or management or otherwise) in excess of $1,000,000, (b) permit any of their assets or properties to be maintained outside the United States of America except that KF-International, Inc. may maintain up to $1,000,000 of assets outside the United States of America and Klearfold may maintain up to $500,000 of inventory assets in Puerto Rico or (c) create or acquire any Subsidiary except in connection with a transaction permitted by clause (a) above or in connection with an Acquisition permitted by Section 8.03(b).
             ---------------

     8.10     Lease Obligations.  No Credit Party shall, nor shall suffer or
              -----------------
permit any of its Subsidiaries to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

          (a) leases of a Credit Party and of its Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

          (b) operating leases entered into by a Credit Party or any of its Subsidiaries after the Closing Date in the ordinary course of business; provided that the aggregate annual rental payments for all such operating
     --------
     leases shall not exceed in any fiscal year $750,000; and

          (c) Capital Leases other than those permitted under clause (a) of this
                                                              ----------
     Section, entered into by a Credit Party or any of its Subsidiaries after the Closing Date to finance the acquisition of equipment; provided that the
                                                               --------
     aggregate Capital Lease Obligations for all such Capital Leases shall not at any time exceed $750,000.

     8.11     Restricted Payments; No Permitted Restrictions for Subsidiaries.
              ---------------------------------------------------------------
(a) No Credit Party shall, nor shall suffer or permit any of its Subsidiaries to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except that (i) any Wholly-Owned Subsidiary may declare and make dividend payments or other distributions to a Credit Party or a Wholly-Owned Subsidiary of a Credit Party and (ii) AGI may dividend up to $22,500,000 to its shareholders existing immediately prior to closing as contemplated as part of the Merger on the Closing Date and (iii) so long as no Default or Event of Default then exists or would result after giving effect thereto and such Restricted Payment is permitted under Section 4.07 of
                                                              ------------
the Senior Subordinated Note Indenture (as in effect on the Closing Date), the Company may purchase, redeem, acquire or retire any common stock of the Company (or options in respect thereof) held by any member of the Company's management (who were employed full time by the Company immediately prior to such transaction) pursuant to any management equity subscription agreement, stock option agreement or employment agreement ("Management Equity Redemption") provided that such Management Equity Redemption
  ----------------------------
together with the aggregate amount of all other Management Equity Redemptions made by the Company after the Closing Date is less than the sum, without duplication, of (I) 50% of the Net Income of the Company for the period (taken as one accounting period) from the beginning of the first fiscal quarter commencing after the Closing Date to the end of the Company's most recently ended fiscal quarter for which financial statements in accordance with Section
                                                                       -------
7.01 are available and have been delivered to the Agent at the time of such
----
Management Equity Redemptions (or, if such Net Income for such period is a deficit, less 100% of such deficit) plus (II) 100% of the aggregate Net Proceeds
                                    ----
received by the Company from the sale or issuance of its common stock after the Closing Date to the extent such Net Proceeds have not already been counted or used under Section 8.20(b) to permit the prepayment of the Subordinated Debt;
           ---------------
provided, that the restrictions in clause (iii) above will not prohibit any
--------                           ------------
Management Equity Redemptions so long as (A) the aggregate amount paid for all such Management Equity Redemptions shall not exceed $2,500,000 in any twelve-month period or (B) such Management Equity Redemptions are funded with the net cash proceeds received by the Company from any key man life insurance or disability insurance policies purchased by the Company to specifically finance such Management Equity Redemption and no Default or Event of Default shall have occurred and be continuing immediately after each such transaction.

          (b) The Company shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (I) pay dividends or make any other distributions to the Company or any of its other Subsidiaries (1) on its capital stock or (2) with respect to any other interest or participation in, or measured by, its profits, (II) pay any indebtedness owed to the Company or any of its other Subsidiaries, (III) make loans or advances to the Company or any of its other Subsidiaries, or (IV) transfer any of its properties or assets to the Company or any of its other Subsidiaries (collectively, "Encumbrances"), except for such Encumbrances existing under or
                ------------
by reason of (1) this Agreement, (2) applicable law, (3) customary non-assignment provisions in leases entered into in the ordinary course of business and consistent with past practices, or (4) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in paragraph (b)(IV) above on the property so acquired.
                        -----------------

     8.12     ERISA.  No Credit Party shall, nor shall suffer or permit any of
              -----
its Subsidiaries to, (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Majority Lenders) liability to a Credit Party or any ERISA Affiliate, (ii) permit to exist any ERISA Event or any other event or condition, which presents the risk of a material (in the opinion of the Majority Lenders) liability to any member of the Controlled Group, (iii) make a complete or partial withdrawal (within the meaning of ERISA
Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Majority Lenders) liability to a Credit Party or any ERISA Affiliate, (iv) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material (in the opinion of the Majority Lenders) liability to any member of the Controlled Group, or (v) permit the present value of all nonforfeitable accrued benefits under any Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Plan) materially (in the opinion of the Majority Lenders) to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan.

     8.13     Change in Business.  No Credit Party shall, nor shall suffer or
              ------------------
permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by a Credit Party and its Subsidiaries on the date hereof and lines of business reasonably ancillary or complimentary to such current lines of business.

     8.14     Accounting Changes.  No Credit Party shall, nor shall suffer or
              ------------------
permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year or fiscal quarter of such Person.

     8.15     Leverage Ratio.  The Company shall not permit, as of the last day
              --------------
of each calendar quarter during the periods listed below, its Leverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                               Period                        Ratio
                               ------                        -----
              From and including the Closing Date through    6.00:1.0
                       and including December 31, 1998

              From and including January 1, 1999 through     5.50:1.0
                       and including December 31, 1999

              From and including January 1, 2000 through     5.00:1.0
                       and including December 31, 2000

                  Thereafter                                 4.50:1.0

     8.16     Senior Leverage Ratio.  The Company shall not permit, as of the
              ---------------------
last day of each calendar quarter during the periods listed below, its Senior Leverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                            Period                              Ratio
                            ------                              -----
              From and including the Closing Date               3.50:1.00
                   through and including December 31, 1998

              From and including January 1, 1999 through and    3.00:1.0
                   including December 31, 1999

              From and including January 1, 2000 through and    2.50:1.0
                   including December 31, 2000

              Thereafter                                        2.00:1.0

     8.17     Interest Coverage Ratio.  The Company shall not permit, as of the
              -----------------------
last day of each calendar quarter during the periods listed below, its Interest Coverage Ratio at such time for the twelve month period (taken as one accounting period) then ended, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

                        Period                                   Ratio
                        ------                                   -----
              From and including the Closing Date                1.75:1.0
                        through and including
                        December 31, 1998

              Thereafter                                         2.00:1.0

     8.18     Net Assets Ratio.  The Company shall not permit, at any time
              ----------------
during a period listed below, its Net Assets Ratio to be less than the ratio set forth below opposite the respective period in which the determination is being made:


                             Period                                  Ratio
                             ------                                  -----

              From and including the Closing Date through            1.75:1.0
                        and including December 31, 1998

              From and including January 1, 1999 through and         2.00:1.0
                        including December 31, 2000

              Thereafter                                             2.50:1.0

     8.19     Minimum Net Worth.  The Company shall not permit its consolidated
              -----------------
Net Worth at any time to be less than an amount equal to the sum of (a) $3,500,000 plus (b) 50% of the Company's positive Net Income, if any, for each
           ----
fiscal quarter ending after the date hereof and prior to the date of determination plus (c) an amount equal to 75% of the cash and non-cash proceeds
              ----
of any equity securities issued by the Company after the Closing Date and prior to the date of determination.

     8.20     Amendments to Charter Documents, Subordinated  Debt and IRB Debt;
              -----------------------------------------------------------------
No Preferred Stock.  No Credit Party shall, nor shall it cause or permit any of
------------------
its  Subsidiaries to do any of the following:

          (A) change or amend the terms of any Subordinated Debt or IRB Debt (or any indenture, note or other agreement in connection therewith, including, without limitation, the Senior Subordinated Note Indenture) if the effect of such amendment is to: (1) increase the interest rate on such Subordinated Debt or IRB Debt; (2) change the dates upon which payments of principal or interest are due on such Subordinated Debt or IRB Debt other than to extend such dates; (3) change any default or event of default relating thereto other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt or IRB Debt; (4) change the redemption or prepayment provisions of such Subordinated Debt or IRB Debt other than to extend the dates therefor or to reduce the premiums payable in connection therewith;
     (5) grant any security or Lien to secure such Subordinated Debt or IRB Debt other than the pledge of the Klearfold Bonds or the AGI Bonds or the delivery of a Letter of Credit by Issuing Bank as security for the IRB Debt; (6) change any subordination provisions, terms or conditions; or (7) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Subordinated Debt or IRB Debt in a manner adverse to a Credit Party or any of its Subsidiaries, the Agent or any Lender;

          (B) prepay, defease or purchase any Subordinated Debt except (1) for entering into the Exchange Offer with respect to the Senior Subordinated Notes whereby the Senior Subordinated Notes are exchanged for "Exchange Notes" (as defined in the Senior Subordinated Note Indenture) and provided that the terms of the Exchange Notes are identical to those of the Senior Subordinated Notes except that the Exchange Notes may not contain identical transfer restrictions, (2) if a "Change of Control" as specified in the Senior Subordinated Note Indenture with respect to the Senior Subordinated Notes as in effect on the Closing Date shall occur, or if the Company or its Subsidiaries shall have received "Excess Proceeds" in an amount so as to require it to make an "Asset Sale Offer" (as such terms are defined in the Senior Subordinated Note Indenture), then in any such case the Company may prepay such Senior Subordinated Notes if required only after payment in full of the Obligations hereunder (whether or not then due and owing) and the termination of the Commitments and financing arrangements contemplated hereby, (3) so long as no Default or Event of Default then exists or would result after giving effect thereto, the Company may repay (but not prepay) the Permitted Seller Debt in accordance with the stated repayment terms for such Permitted Seller Debt as approved under Section 8.05(h), and (4) the
                                                  ---------------
     Company may apply the Net Proceeds (in excess of amounts required under clause (ii) below) it receives in cash after the Closing Date upon any sale
     -----------
     of any common stock equity securities of the Company issued in a Qualified Public Offering to the prepayment or repurchase of all or part of the Senior Subordinated Notes so long as (i) no Event of Default or Default has occurred and is continuing or would result after giving effect thereto and
     (ii) the Company has first repaid in full all outstanding Revolving Loans (without any requirement that the Commitments be reduced in like amount) unless otherwise consented to by the Agent and the Majority Lenders;

          (C) change the mode of interest or interest rate period in effect on the Closing Date with respect to any IRB Debt; or

          (D) make any amendment or modification to any terms or provisions of its Certificate or Articles of Incorporation or bylaws which is materially adverse to the Agent or the Lenders or issue any preferred stock.

     8.21  Intercompany Loans.  In addition to the other restrictions
           ------------------
contained in this Article VIII, each Credit Party may make loans to its
                  ------------
Subsidiaries (and such Persons may incur the Indebtedness related thereto and repay such Indebtedness) after the Closing Date subject to the following terms and conditions:

               (i) such loans are unsecured and available on a revolving credit basis, evidenced by a promissory note and payable on demand, and each Credit Party agrees that all such Indebtedness shall be subordinated in right of payment to the final payment in full in cash of the Obligations at all times after the occurrence of any Event of Default;

               (ii) no Default or Event of Default shall then exist and be continuing or would result after giving effect thereto, and after giving effect to each such intercompany loan, both the Credit Party making such loan and the recipient thereof shall be Solvent;

               (iii) each recipient of such a loan shall use the proceeds thereof solely for its own working capital requirements arising in the ordinary course of its business;

               (iv) the Company shall deliver to the Agent at the end of each fiscal quarter a current list of intercompany loans outstanding; and

               (v) in no event shall the aggregate amount of such intercompany Indebtedness owing by (or to) the Subsidiaries other than the Credit Parties to (or from) the Credit Parties exceed $1,000,000.

                                   ARTICLE IX

                               EVENTS OF DEFAULT
                               -----------------

     9.01  Event of Default.  Any of the following shall constitute an "Event
           ----------------                                             -----
of Default":
----------

           (a) Non-Payment.  Any Credit Party fails to pay, (i) when and as
               -----------
required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or (ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

           (b) Representation or Warranty.  Any representation or warranty by a
               --------------------------
Credit Party or any of its Subsidiaries made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by a Credit Party or any of its Subsidiaries, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

           (c) Specific Defaults.  Any Credit Party fails to perform or observe
               -----------------
any term, covenant or agreement contained in any of Section 7.01, 7.02, 7.03,
                                                    ------------  ----  ----
7.06 or 7.16 or in Article VIII; or
----    ----       ------------

          (d)  Other Defaults.  Any Credit Party or any of its Subsidiaries
               --------------
party thereto fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or
(ii) the date upon which written notice thereof is given to the Company by the Agent or any Lender; or

          (e)  Cross-Default.  (i) Any Credit Party or any of its  Subsidiaries
               -------------
(A) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts), having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $3,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by such Credit Party or such Subsidiary as a result thereof is greater than $3,000,000; or

          (f)  Insolvency; Voluntary Proceedings. Any Credit Party or any of its
               ---------------------------------
Subsidiaries (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          (g)  Involuntary Proceedings.  (i) Any involuntary Insolvency
               -----------------------
Proceeding is commenced or filed against any Credit Party or any of its Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of such Person's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) any Credit Party or any of its Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) any Credit Party or any of its Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

          (h)  ERISA.  (i) An ERISA Event shall occur with respect to a Pension
               -----
Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the a Credit Party under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $375,000 the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $375,000; or (iii) any Credit Party or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $375,000; or

          (i)  Monetary Judgments. One or more non-interlocutory judgments, non-
               ------------------
interlocutory orders, decrees or arbitration awards is entered against any Credit Party or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $1,500,000 or more, and the same shall remain unsatisfied, unvacated or unstayed pending appeal for a period of 30 days after the entry thereof; or

          (j)  Non-Monetary Judgments.  Any non-monetary judgment, order or
               ----------------------
decree is entered against any Credit Party or any of its Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (k)  Collateral.
               ----------

               (i) any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against any Credit Party or any of its Subsidiaries party thereto or any such Person shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

               (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens; or

          (l)  Change of Control.  There occurs any Change of Control; or
               -----------------

          (m)  Guaranty Defaults. Any Person party thereto fails in any material
               -----------------
respect to perform or observe any term, covenant or agreement in any Guaranty or any Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Person party thereto or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described at clauses
                                                                      -------
(f) or (g) of this Section occurs with respect to such Person party to a
---    ---
Guaranty; or

          (n)  Invalidity of Subordination Provisions.  The subordination
               --------------------------------------
provisions of any Subordinated Debt is for any reason revoked or invalidated, or otherwise ceases to be in full force and effect or enforceable or any noteholder or trustee with respect thereto denies that it has any further liability or obligation thereunder, or the Loans and the other Obligations hereunder entitled to receive the benefits of any Loan Document are for any reason subordinated or do not have the priority contemplated by this Agreement or such subordination provisions; or

          (o)  Cross Default to IRBs. Any default, violation, material breach or
               ---------------------
tax event (which causes or requires a redemption of the AGI Bonds or Klearfold Bonds) of any kind shall occur under any AGI Bond Documents or Klearfold Bond Documents resulting in or permitting a redemption of the AGI Bonds or the Klearfold Bonds, or an acceleration of the loans with respect thereto.

     9.02 Remedies.   (a) If any Event of Default occurs, the Agent shall,
          --------
at the request of, or may, with the consent of, the Majority Lenders:

          (i) declare the commitment and obligation of each Lender to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

          (ii) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable (including, without limitation, satisfying the obligations under paragraph (c) below), and declare the unpaid principal
                       -------------
     amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company;

          (iii) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

          (iv) notify the AGI Bond Issuer, Klearfold Bond Issuer, the AGI Trustee and/or the Klearfold Trustee that an Event of Default has occurred hereunder (including without limitation delivering the notice in the form
     Exhibit 6 to the AGI IRB Letter of Credit, which shall be deemed to include
     ---------
     a default under Section 6 of the AGI Reimbursement Agreement) and ask them to take any and all appropriate actions including, without limitation, accelerating the maturity of the AGI Bonds and Klearfold Bonds and requiring drawings against the AGI IRB Letter of Credit and Klearfold IRB Letter of Credit in respect thereof;

          (b) If an Event of Default exists: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the applicable Credit Party's or any Subsidiary Guarantor's premises, at no cost to the Agent or any Lenders, or remove any part of it to such other place or places as the Agent may desire, or the Company shall, upon the Agent's demand, at the Credit Party's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, each Credit Party agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to a Credit Party if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least ten (10) Business Days prior to such action. The Agent is hereby granted a license or other right to use, without charge, the Credit Parties' and the Subsidiary Guarantors' labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Credit Parties' and the Guarantors' rights under all licenses and all franchise agreements shall inure to the Agent's benefit. The proceeds of sale shall be applied in accordance with this Agreement and the Credit Parties shall remain liable for any deficiency.

          (c) If any Letter of Credit is outstanding upon the termination of this Agreement or the Commitments, then upon such termination the relevant L/C Borrower shall with respect to each Letter of Credit then outstanding, as the Majority Lenders, in their sole discretion shall specify, either (A) deposit with Agent a standby letter of credit (a "Supporting Letter of
                                                       --------------------
     Credit") in form and substance satisfactory to the Agent, issued by an
     ------
     issuer satisfactory to the Agent and in an amount equal to the greatest amount for which such Letter of Credit may be drawn, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments made by the Agent and the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto, or (B) deposit with BofA cash in amounts necessary to reimburse the Agent and the Lenders for payments made or to be made (including, without limitation, the amount that the Agent estimates will be necessary to cover its expenses and legal fees in connection therewith) by the Agent or the Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent with respect thereto, and grant the Agent (on behalf of the Lenders) a security interest in such deposited funds. Such Supporting Letter of Credit shall be held by Agent and any deposit of cash shall be held by BofA, pursuant to Section 2.07(f), for the ratable benefit of the Agent and
                       ---------------
     the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit remaining outstanding.

          (d) Notwithstanding the foregoing, upon the occurrence of any event specified in Sections 9.01(f) or (g) (in the case of clause (i) of Section
                  ----------------    ---                 ----------    -------
     9.01(g) upon the expiration of the 60-day period mentioned therein), the
     -------
     commitment and obligation of each Lender to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts and obligations as aforesaid (including, without limitation, under paragraph (c) above) shall automatically become due and
                       -------------
     payable without further act of the Agent, the Issuing Bank or any Lender.

     9.03     Rights Not Exclusive.  The rights provided for in this Agreement
               --------------------
and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

      9.04    Permitted Swap Contract Remedies.  Notwithstanding any other
              --------------------------------
provision of this Article IX, each swap provider shall have the right, with
                  ----------
prior notice to the Agent, but without the approval or consent of the Agent or the Lenders, with respect to any Permitted Swap Obligations of such swap provider, (a) to declare an event of default, termination event or other similar event thereunder, (b) to determine net termination amounts in accordance with the terms of such Permitted Swap Obligation, and (c) to prosecute any legal action against any Credit Party to enforce net amounts owing to such swap provider.


                                   ARTICLE X

                                   THE AGENT
                                   ---------

      10.01    Appointment and Authorization; "Agent".
               -------------------------------------

               (a)  Each Lender hereby irrevocably (subject to Section 10.09)
                                                               -------------
appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

               (b) The Issuing Bank shall act on behalf of the Lenders with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Majority Lenders to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits
         --------  --------
and immunities (i) provided to the Agent in this Article X with respect to any
                                                 ---------
acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article X, included the Issuing
                                                 ---------
Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

     10.02     Delegation of Duties.  The Agent may execute any of its duties
               --------------------
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     10.03     Liability of Agent.  None of the Agent-Related Persons shall (i)
               ------------------
be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by any Credit Party or any Subsidiary or Affiliate of any Credit Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Credit Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Credit Party or any of Subsidiary or Affiliate of any Credit Party.

     10.04     Reliance by Agent.
               -----------------

               (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Credit Parties), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

               (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Lender that has executed this Agreement shall be
             ------------
deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     10.05     Notice of Default.  The Agent shall not be deemed to have
               -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the a Credit Party referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Article IX; provided, however, that unless and until the Agent
                ----------  --------  -------
has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

     10.06     Credit Decision.  Each Lender acknowledges that none of the
               ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of each Credit Party and each of its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of each Credit Party and each of its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to each Credit Party and each of its Subsidiaries hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of each Credit Party. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Credit Party which may come into the possession of any of the Agent-Related Persons.

     10.07     Indemnification of Agent.  Whether or not the transactions
               ------------------------
contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of a Credit Party and without limiting the obligation of such Credit Party to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however,
                                                            --------  -------
that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of a Credit Party. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     10.08     Agent in Individual Capacity.  BofA and its Affiliates may make
               ----------------------------
loans to, issue letters of credit for the account of, accept deposits from, enter into Swap Contracts with, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with a Credit Party and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding a Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent or the Issuing Bank.

     10.09     Successor Agent.  The Agent may, and at the request of the
               ---------------
Majority Lenders shall, resign as Agent upon 30 days' notice to the Lenders. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Credit Parties. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Credit Parties, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its
                   ---------     --------------     -----
benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Lenders unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

     10.10     Withholding Tax
               ---------------

               (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                    (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS

     Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                    (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement; and

                    (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of a Credit Party to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of a Credit Party to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

          (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of a Credit Party to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by clause
                                                                         ------
(a) of this Section are not delivered to the Agent, then the Agent may withhold
---
from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     10.11     Collateral Matters.  (a)  The Agent is authorized on behalf of
               ------------------
all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

          (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations known to the Agent and payable under this Agreement or any other Loan Document; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company or any Subsidiary owned no interest at the time the Lien was granted or at any time thereafter;
(iv) constituting property leased to the Company or any Subsidiary under a lease which has expired or been terminated in a transaction not prohibited under this Agreement or is about to expire and which has not been, and is not intended by the Company or such Subsidiary to be, renewed or extended; (v) consisting of an instrument evidencing Indebtedness or other debt instrument, if the indebtedness evidenced thereby has been paid in full; or (vi) if approved, authorized or ratified in writing by the Majority Lenders or all the Lenders, as the case may be, as provided in subsection 11.01(f). Upon request by the Agent at any time,
                   -------------------
the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection 10.11(b), provided that
                                              -------------------
the absence of any such confirmation for whatever reason shall not affect the Agent's rights under this Section 10.11.
                          -------------

          (c) While an Event of Default has occurred and is continuing, the Agent shall deliver a "Payment Blockage Notice" (as defined in the Senior Subordinated Note Indenture) to the trustee under the Senior Subordinated Note Indenture at the direction or with the consent of the Majority Lenders.

                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

     11.01     Amendments and Waivers.  No amendment or waiver of any provision
               ----------------------
of this Agreement or any other Loan Document, and no consent with respect to any departure by the applicable Credit Party or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the applicable Credit Party and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such
                                          --------  -------
waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Credit Parties and acknowledged by the Agent, do any of the following:

          (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.02);
                                       ------------

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document ;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts
                                 ------------
     payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

          (e)  amend this Section, or Section 2.14, the definition of "Majority
                                      ------------
     Lenders" or any provision herein providing for consent or other action by all Lenders; or

          (f) release all or substantially all of the Collateral except in connection with a repayment in full of all Obligations and Loans and a termination of the Commitments.

and, provided further, that (i) no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Issuing Bank in addition to the Majority Lenders or all the Lenders, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Lenders orall the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

     11.02     Notices.
               -------

               (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 11.02, and
                                                           --------------
(ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.02; or, as directed to a Credit Party or the Agent, to
           --------------
such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

               (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or X to the Agent shall not be effective
            ----------  ---    -
until actually received by the Agent, and notices pursuant to Article III to the
                                                              -----------
Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

          (c) Any agreement of the Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of a Credit Party. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the relevant Credit Party to give such notice and the Agent and the Lenders shall not have any liability to such Credit Party or other Person on account of any action taken or not taken by the Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of each Credit Party to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

     11.03     No Waiver; Cumulative Remedies.  No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     11.04     Costs and Expenses.  Each Credit Party:
               ------------------

               (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to Section
                                                                 -------
5.01(e)) for all reasonable out-of-pocket costs and expenses incurred by BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, reasonable Attorney Costs incurred by BofA (including in its capacity as Agent and Issuing
Bank) with respect thereto and all fees and expenses for title and lien searches, appraisals, surveys, title commitment and insurance costs and corporate search fees; and

               (b) pay or reimburse the Agent and each Lender within five Business Days after demand for all reasonable out-of-pocket costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of a Default or an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

      11.05    Company Indemnification.  Whether or not the transactions
               -----------------------
contemplated hereby are consummated, each Credit Party shall indemnify, defend and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of a Credit Party entering into this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that no Credit Party shall have any
------------------------    --------
obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities which have been finally determined by a court of competent jurisdiction to be the direct and sole result of the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

     11.06     Payments Set Aside.  To the extent that a Credit Party makes a
               ------------------
payment to the Agent or the Lenders, or the Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then
(a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

     11.07     Successors and Assigns.  The provisions of this Agreement shall
               ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

      11.08    Assignments, Participations, etc.
               ---------------------------------

               (a) Any Lender may, with the written consent of the Agent, the Issuing Bank and, so long as no Default or Event of Default has occurred and is continuing, each Credit Party, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent, the Issuing Bank or any Credit Party shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all of, or any part of, the Loans, the Commitments, the L/C
---------
Obligations and the other rights and obligations of such Lender hereunder, in a minimum aggregate amount of $5,000,000 (or, if less, the entire amount of such Lender's Loans and Commitments, and such Loans and Commitments may consist of either or both of the Revolving Loan Commitments or L/C Commitments as determined by the assigning Lender); provided, however, that each Credit Party
                                     --------  -------
and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to each Credit Party and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to each Credit Party and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance") together
                              ---------   -------------------------
with any Note or Notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000.


          (b) From and after the date that the Agent notifies the assignor Lender that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with Section 11.08(a)), the relevant Credit Party shall execute and deliver to
     ----------------
the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Lender has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
                                                --- -----

          (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of a Credit Party (a "Participant") participating
                                                   -----------
interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations
           --------  -------
under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) each Credit Party, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and
(iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as required pursuant to the first proviso to Section
                            ----- -------    -------

11.01. In the case of any such participation, the Participant shall not have any
-----
rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Credit Parties hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

          (f) No assignee, participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under Article IV than such Lender would have been entitled to receive with respect to the rights transferred or by reason of the provisions of Article IV requiring such Lender to designate a different Applicable Lending office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     11.09     Confidentiality.  Each Lender agrees to take and to cause its
               ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by a Credit Party and provided to it by a Credit Party or any Subsidiary of a Credit Party, or by the Agent on such Person's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with any Credit Party or any of its Subsidiaries; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than a Credit Party, provided that such source is not bound by a confidentiality agreement with a Credit Party known to the Lender; provided,
                                                                   --------
however, that any Lender may disclose such information (A) at the
-------
request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder; (H) as to any Lender or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which a Credit Party or any Subsidiary of a Credit Party is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates.

      11.10    Set-off.  In addition to any rights and remedies of the Lenders
               -------
provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to a Credit Party, any such notice being waived by each Credit Party to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the relevant Credit Party against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the relevant Credit Party and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application.

     11.11    Automatic Debits of Fees.  With respect to any principal or
              ------------------------
interest due on the Loans, unreimbursed L/C Obligation, Commitment Fees, arrangement fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, the Issuing Bank or BofA under the Loan Documents, each Credit Party hereby irrevocably authorizes BofA to debit any deposit account of the relevant Credit Party with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

     11.12     Notification of Addresses, Lending Offices, Etc.  Each Lender
               ------------------------------------------------
shall notify the Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     11.13     Counterparts.  This Agreement may be executed in any number of
               ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     11.14     Severability.  The illegality or unenforceability of any
               ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     11.15     No Third Parties Benefited.  This Agreement is made and entered
               --------------------------
into for the sole protection and legal benefit of the Credit Parties, the Lenders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     11.16     Governing Law and Jurisdiction.
               ------------------------------

          (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE CREDIT PARTIES, THE AGENT, THE ISSUING BANK AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE CREDIT PARTIES, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT
                                                  --------------------
MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH CREDIT PARTY, THE AGENT AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

          (c) EACH OF THE COMPANY AND KLEARFOLD HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS AGI WITH OFFICES ON THE DATE HEREOF AT 1950 RUBY ROAD, MELROSE PARK, ILLINOIS 60160, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH OF THE COMPANY AND KLEARFOLD AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN ILLINOIS ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. EACH OF THE COMPANY AND KLEARFOLD FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AND KLEARFOLD AT ITS ADDRESS SET FORTH ON SCHEDULE 11.02, SUCH SERVICE TO BECOME EFFECTIVE 10
                         --------------
DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

     11.17     Waiver of Jury Trial.  EACH CREDIT PARTY, THE LENDERS AND THE
               --------------------
AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS

AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     11.18     Entire Agreement.  This Agreement, together with the other Loan
               ----------------
Documents, embodies the entire agreement and understanding among the Credit Parties, the Lenders and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof including, without limitation, the commitment letter among BofA, BancAmerica Robertson Stephens and the Company, dated February 17, 1998.

     11.19     Agent for Service of Process.  AGI hereby irrevocably accepts its
               ----------------------------
appointment as agent for service of process for the Company and Klearfold set forth in Section 11.16(c) and agrees that it (i) shall inform the Agent promptly
         ----------------
in writing of any change of its address in the State of Illinois, (ii) shall terminate any of the agency relationships created by Section 11.16(c) only upon
                                                     ----------------
60 days prior written notice to the Agent, and (iii) shall perform its
                                               -----
obligations as such agent in accordance with the provisions of Section 11.16(c).
                                                               ---------------
AGI, as process agent, and its successor or successors agrees to discharge the above-mentioned obligations (and similar duties and obligations to the extent AGI is appointed by any Subsidiary of a Credit Party under any Loan Document from time to time) and will not refuse fulfillment of such obligations under
Section 11.16(c) or the Loan Documents, as the case may be.  AGI agrees that it
----------------
will maintain an office in Melrose Park, Illinois until such time as the Company and Klearfold shall have entered into a letter agreement in form and substance satisfactory to the Agent appointing another agent for service of process in the State of Illinois, which agent shall be acceptable to the Agent.


                            [Signature Page Follows]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                             IMPAC GROUP, INC.


                             By:  /s/ Richard Block
                                -------------------------------------

                             Title:  President
                                   ----------------------------------


                             AGI INCORPORATED


                             By:  /s/ Richard Block
                                -------------------------------------

                             Title:  President
                                   ----------------------------------


                             KLEARFOLD, INC.


                             By:  /s/ Richard Block
                                -------------------------------------

                             Title:  President
                                   ----------------------------------


                             BANK OF AMERICA NATIONAL TRUST
                             & SAVINGS ASSOCIATION, as Agent


                             By:  /s/ David A. Johanson
                                -------------------------------------

                             Title:  Vice President
                                   ----------------------------------


                             BANK OF AMERICA NATIONAL TRUST
                             & SAVINGS ASSOCIATION,
                             Individually as a Lender and as the Issuing Bank


                             By:  [SIGNATURE ILLEGIBLE]
                                -------------------------------------

                             Title:
                                   ----------------------------------

                                 SCHEDULE 2.01
                                 -------------



                                  COMMITMENTS
                                  -----------
                              AND PRO RATA SHARES
                              -------------------

----------------------------------------------------------------------
                         Revolving
                           Loan      Pro Rata       L/C      Pro Rata
        Lender          Commitment     Share    Commitment     Share
        ------          -----------  ---------  -----------  ---------
----------------------------------------------------------------------
Bank of America
National Trust &
Savings Association    $40,000,000       100%  $13,000,000       100%
                       -----------             -----------
---------------------------------------------------------------------
     TOTAL             $40,000,000       100%  $13,000,000       100%
                       ===========             ===========
---------------------------------------------------------------------

                                 SCHEDULE 11.02
                                 --------------

                      AGENT AND LENDER NOTICE INFORMATION
                      -----------------------------------

BANK OF AMERICA NATIONAL TRUST
------------------------------
  & SAVINGS ASSOCIATION,
  ---------------------
  as Agent

Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:     Agency Management Services
Tel:      312/828-6228
Fax:      312/974-9102


AGENT'S PAYMENT OFFICE:
-----------------------

Bank of America National Trust &
  Savings Association
Concorde, California
ABA No.:                  121-000-358
Account No.:              12334-16101
Attn:                      AMS #33499


BANK OF AMERICA NATIONAL TRUST
------------------------------
 & SAVINGS ASSOCIATION,
 ---------------------
  as a Lender

Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn: Agency Management Services
Tel:  312/828-6228
Fax:  312/974-9102

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  George Lyman
Tel:   312/828-6773
Fax:   312/828-1974

Payment Instructions:
---------------------

Bank of America NT & SA
Concorde, California
ABA No.:     121-000-358
Account No.: 12334-16101
Attn:        AMS #33499

BANK OF AMERICA NATIONAL TRUST
------------------------------
  & SAVINGS ASSOCIATION,
  ---------------------
  as Issuing Bank

Bank of America National Trust &
  Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:   Gail Miller
Tel:    312/923-5924
Fax:    312/987-6828

Payment Instructions:
---------------------

Bank of America NT & SA
Concorde, California
ABA No.:    121-000-358
Account No.:12334-16101
Attn:       AMS #33499

                        CREDIT PARTY NOTICE INFORMATION
                        -------------------------------

IMPAC Group, Inc.
1950 N. Ruby Street
Melrose Park, Illinois  60160
Attn:  David Underwood
Tel:   (708) 344-9100
Fax:   (708) 344-0083

AGI Incorporated
1950 N. Ruby Street
Melrose Park, Illinois  60160
Attn:  David Underwood
Tel:   (708) 344-9100
Fax:   (708) 344-0083

Klearfold, Inc.
364 Valley Road
Warrington, Pennsylvania  18976
Attn:  Daniel Santry
Tel:   (215) 443-5065
Fax:   (215) 443-7012

                                   EXHIBIT A

                          FORM OF NOTICE OF BORROWING
                          ---------------------------

                                                         [Date]

Bank of America National Trust
   & Savings Association,
as Agent for the Lenders party to the
Credit Agreement referred to below
231 South LaSalle Street
Chicago, Illinois 60697

Attn:

Ladies and Gentlemen:

          The undersigned, IMPAC Group, Inc., refers to the Credit Agreement, dated as of March 12, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among the undersigned, AGI Incorporated, Klearfold, Inc., the financial institutions party thereto (the "Lenders"), and Bank of America National Trust & Savings Association, as Agent for such Lenders, and hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Borrowing of Revolving Loans under the Credit Agreement and, in that connection, sets forth below the information relating to such Borrowing, as required by Section 2.03(a) of the Credit Agreement:

          (i) The requested Borrowing Date for the proposed Borrowing (which is a Business Day) is ______________, ____.

          (ii) The aggregate amount of the proposed Borrowing is $______________.

          (iii) The Type of Revolving Loans comprising the proposed Borrowing are [Base] [Offshore] Rate Loans.

          (iv) The duration of the Interest Period for each Offshore Rate Loan made as part of the proposed Borrowing, if applicable, is ___________ months (which shall be 1, 2, 3 or 6 months).

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a) The representations and warranties contained in Article VI in the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case such representations and warranties are true and correct as of such earlier date); and

          (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

          (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans, to exceed the combined Revolving Loan Commitments of the Revolving Lenders.

                              Very truly yours,

                              IMPAC GROUP, INC.


                              By:________________________________________

                              Name:______________________________________

                              Title:_____________________________________

                                   EXHIBIT B

                   FORM OF NOTICE OF CONVERSION/CONTINUATION
                   -----------------------------------------

                                                  [Date]

Bank of America National Trust
 & Savings Association,
as Agent for the Lenders party to the
Credit Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697

Attn:

Ladies and Gentlemen:

          The undersigned, IMPAC Group, Inc., refers to the Credit Agreement, dated as of March 12, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among the undersigned, AGI Incorporated, Klearfold, Inc. the financial institutions party thereto (the "Lenders"), and Bank of America National Trust & Savings Association, as Agent for such Lenders, and hereby gives you notice pursuant to Section 2.04 of the Credit Agreement that the undersigned hereby requests a [conversion] [continuation] of Revolving Loans under the Credit Agreement, and in that connection sets forth below the information relating to such [conversion] [continuation], as required by Section 2.04 of the Credit Agreement:

          (i) The date of the proposed [conversion] [continuation] is ______________, 199__ (which shall be a Business Day).

          (ii) The aggregate amount of the Revolving Loans proposed to be [converted] [continued] is $______________. [Specify which part is to be converted and which part is to be continued, if appropriate.]

          (iii) The Type of Revolving Loans to be [continued] [converted] are [Base Rate Loans] [Offshore Rate Loans] and the Type of Revolving Loans resulting from the proposed [conversion] [continuation] are [Base Rate Loans] [Offshore Rate Loans].

          (iv) The duration of the requested Interest Period for each Offshore Rate Loan made as part of the proposed [conversion] [continuation] is ___________ months (which shall be 1, 2, 3 or 6 months).

          The undersigned hereby certifies that before and after giving effect to the proposed [conversion][continuation] and to the application of the proceeds therefrom, no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

                                    Very truly yours,

                                    IMPAC GROUP, INC.

                                    By:____________________________________

                                    Name:__________________________________

                                    Title:_________________________________

                                   EXHIBIT C

                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


Bank of America National Trust
 & Savings Association,
as Agent for the Lenders party to the
Credit Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697

Attn:

Ladies and Gentlemen:

     This certificate is furnished to you by IMPAC Group, Inc. (the "Company"), pursuant to Section 7.02(b) of that certain Credit Agreement, dated as of March 12, 1998, among the Company, AGI Incorporated, Klearfold, Inc., the financial institutions party thereto (the "Lenders"), and Bank of America National Trust & Savings Association, as agent for such Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), concurrently with the delivery of the financial statements required pursuant to Section 7.01 of the Credit Agreement. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     The undersigned, on behalf of the Company, hereby certifies that:

     (A) no Default or Event of Default has occurred and is continuing, except as described in Attachment 1 hereto;

     (B) the financial data and computations set forth in Schedule I below, evidencing compliance with the covenants set forth in Sections 8.01(g), (i) and
(j), 8.04(h), (i), (k) and (l), 8.05(f), (h), (i) and (j), 8.10 (b) and (c),
8.15, 8.16, 8.17, 8.18, 8.19 and 8.21 of the Credit Agreement, are true and correct as of ________________, ____/1// (the "Computation Date"); and

     (C) if the financial statements of the Company being concurrently delivered were not prepared in accordance with GAAP, Attachment 2 hereto sets forth any derivations required to conform the relevant data in such financial statements to the computations set forth below.


___________________
/1// The last day of the accounting period for which financial statements are being concurrently delivered.

     The foregoing certifications, together with the computations set forth in
Schedule 1 hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered as of this ________ day of ______________, ____.


                         IMPAC GROUP, INC.


                         By:_______________________________________

                         Name:_____________________________________

                         Its:______________________________________/2//



___________________
/2//  To be executed by a Responsible Officer of  the Company.

                                  SCHEDULE 1
                                  ----------

                                 Computations
                                 ------------

----------------------------------------------------------------------------------------
I.  Section 8.01 Liens
    ------------------
----------------------------------------------------------------------------------------
    A.  Clause (q)
        ---------
----------------------------------------------------------------------------------------
        1.  Aggregate amount of obligations permitted to be                 $  375,000
            secured:
----------------------------------------------------------------------------------------
        2.  Actual amount of obligations secured as of the date of          $_________
            determination:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
    B.  Clause (i)
        ----------
----------------------------------------------------------------------------------------
        1.  Aggregate amount of obligations permitted to be                 $  750,000
            secured:
----------------------------------------------------------------------------------------
        2.  Actual amount of obligations secured as of the date of          $_________
            determination:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
    C.  Clause (j)
        ----------
----------------------------------------------------------------------------------------
        1.  Aggregate amount of obligations permitted to be                 $  750,000
            secured:
----------------------------------------------------------------------------------------
        2.  Actual amount of obligations secured as of the date of          $_________
            determination:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
II. Section 8.04 Loans and Investments
    ----------------------------------
----------------------------------------------------------------------------------------
    A.  Clause (h)
        ----------
----------------------------------------------------------------------------------------
        1.  Aggregate amount of advances permitted:                         $1,750,000
----------------------------------------------------------------------------------------
        2.  Actual amount of advances outstanding as of the date of         $_________
            determination:
----------------------------------------------------------------------------------------
    B.  Clause (i)
        ----------
----------------------------------------------------------------------------------------
        1.  Aggregate amount of advances permitted:                         $   75,000
----------------------------------------------------------------------------------------
        2.  Actual amount of advances outstanding as of the date of         $ ________
            determination:
----------------------------------------------------------------------------------------
    C.  Clause (k)
        ----------
----------------------------------------------------------------------------------------
        1.  Aggregate amount of Investments permitted:                      $1,000,000
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
         2.  Actual amount of Investments outstanding as of the date         $_________
             of determination:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
III. Section 8.05 Indebtedness
     -------------------------
----------------------------------------------------------------------------------------
     A.  Clause (i)
         ---------
----------------------------------------------------------------------------------------
         1.  Aggregate principal amount of Indebtedness permitted:           $3,500,000
----------------------------------------------------------------------------------------
         2.  Aggregate principal amount of Indebtedness outstanding          $________
             as of the date of determination:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
IV.  Section 8.10 Lease Obligations
     ------------------------------
----------------------------------------------------------------------------------------
     A.  Clause (b)
         ----------
----------------------------------------------------------------------------------------
         1.  Aggregate amount of rental payments permitted in any            $  750,000
             fiscal year:
----------------------------------------------------------------------------------------
         2.  Aggregate amount of rental payments to be made during           $_________
             the current fiscal year:
----------------------------------------------------------------------------------------
     B.  Clause (c)
         ----------
----------------------------------------------------------------------------------------
         1.  Aggregate amount of Capital Lease Obligations                   $  750,000
             permitted:
----------------------------------------------------------------------------------------
         2.  Aggregate amount of Capital Lease Obligations as of the         $_________
             date of determination:
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
V.   Section 8.15 Leverage Ratio
     ---------------------------
----------------------------------------------------------------------------------------
     Period:  Twelve months ended _________ __, _____.
----------------------------------------------------------------------------------------
     1.  Required:                                                           _____: 1.0
----------------------------------------------------------------------------------------
     2.  Actual:
----------------------------------------------------------------------------------------
         (a)  Indebtedness for borrowed money as of the end of the           $_________
              period referred to above:
----------------------------------------------------------------------------------------
         (b)  EBITDA for the period referred to above:                       $_________
----------------------------------------------------------------------------------------
         (c)  Ratio of (a) to (b):                                           _____: 1.0
                           --
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
VI.  Section 8.16 Senior Leverage Ratio
     ----------------------------------
----------------------------------------------------------------------------------------
     Period:  Twelve months ended _________ __, _____.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
      1.  Required:                                                          _____: 1.0
----------------------------------------------------------------------------------------
      2.  Actual:
----------------------------------------------------------------------------------------
         (a)  Senior Debt as of the end of the period referred to above:     $_________
----------------------------------------------------------------------------------------
         (b)  EBITDA for the period referred to above:                       $_________
----------------------------------------------------------------------------------------
         (c)  Ratio of (a) to (b):                                           _____: 1.0
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
VII.  Section 8.17 Interest Coverage Ratio
      ------------------------------------
----------------------------------------------------------------------------------------
      Period: Twelve months ended _________ __, _____.
----------------------------------------------------------------------------------------
      1.  Required:                                                          _____: 1.0
----------------------------------------------------------------------------------------
      2.  Actual:
----------------------------------------------------------------------------------------
          (a)  EBITDA for the period referred to above:                      $_________
----------------------------------------------------------------------------------------
          (b)  Consolidated Interest Expense for the period referred to      $_________
               above:
----------------------------------------------------------------------------------------
          (c)  Ratio of (a) to (b):                                          _____: 1.0
----------------------------------------------------------------------------------------
VIII. Section 8.18 Net Asset Ratio
      ----------------------------
----------------------------------------------------------------------------------------
      Period:  Twelve months ended ________ ___, _____.
----------------------------------------------------------------------------------------
      1.  Required:                                                          _____: 1.0
----------------------------------------------------------------------------------------
      2.  Actual:
----------------------------------------------------------------------------------------
          (a)  sum of accounts receivable, inventory and the net             $_________
               property, plant and equipment as of the date of
               determination:
----------------------------------------------------------------------------------------
          (b)  Senior Debt as of the date of determination:                  $_________
----------------------------------------------------------------------------------------
          (c)  Ratio of (a) to (b):                                          _____: 1.0
                            --
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
IX.   Section 8.19 Minimum Net Worth
      ------------------------------
----------------------------------------------------------------------------------------
      1.  Required Net Worth:
----------------------------------------------------------------------------------------
          (a)  Base Amount:                                                  $5,400,000
----------------------------------------------------------------------------------------
          (b)  50% of the sum of the positive Net Income of the              $_________
               Company for each fiscal quarter ending on and  after
               March 31, 1998:
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
          (c)  100% of the amount of the cash and non-cash proceeds          $_________
               of any equity securities issued by the Company after the
               Closing Date:
----------------------------------------------------------------------------------------
          (d)  The sum of (a) plus (b) plus (c)                              $_________
                              ----     ----
----------------------------------------------------------------------------------------
      2.  Actual Net Worth:                                                  $_________
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
X.    Section 8.21 Intercompany Loans
      -------------------------------
----------------------------------------------------------------------------------------
      A.  Owing by (or to) Subsidiaries other than Credit Parties
          -------------------------------------------------------
----------------------------------------------------------------------------------------
          1.  Aggregate amount permitted:                                    $1,000,000
----------------------------------------------------------------------------------------
          2.  Aggregate amount outstanding as of the date of                 $_________
              determination:
----------------------------------------------------------------------------------------

                                 ATTACHMENT 1
                                 ------------


               DESCRIPTION OF ANY DEFAULTS OR EVENTS OF DEFAULT
               ------------------------------------------------

                                 ATTACHMENT 2
                                 ------------


          DERIVATIONS REQUIRED TO CONFORM RELEVANT DATA IF FINANCIAL
             STATEMENTS WERE NOT PREPARED IN ACCORDANCE WITH GAAP
             ----------------------------------------------------

                                   EXHIBIT D

                  FORM  OF LEGAL OPINION OF COMPANY'S COUNSEL


                                March __, 1998


Bank of America National Trust
& Savings Association,
   as Agent and a Lender, and each
   Lender party to the Credit Agreement
   referred to below

Ladies and Gentlemen:

     We have acted as special counsel to IMPAC Group, Inc., a Delaware corporation, f/k/a KFI Holding Corporation ("IMPAC"), AGI Incorporated, an Illinois corporation ("AGI"), Klearfold, Inc., a Pennsylvania corporation ("Klearfold"), AGI Acquisition Corporation, an Illinois corporation ("AGI Acquisition"), KF-Delaware, Inc., a Delaware corporation ("KFD"), and KF-International Inc., a United States Virgin Islands corporation ("KFI"; and together with IMPAC, AGI, Klearfold, AGI Acquisition and KFD, each a "Company" and collectively, the "Companies"), in connection with that certain Credit Agreement, dated as of even date herewith (the "Credit Agreement"), among IMPAC, AGI, Klearfold, the financial institutions from time to time party thereto (the "Lenders") and Bank of America National Trust & Savings Association, as agent (the "Agent"). Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement. This opinion is delivered to you at our clients' request pursuant to Section 5.01(d)(i) of the Credit Agreement.

     In rendering the opinions set forth herein, we have examined:

     (i)   each Company's organizational documents;

     (ii) resolutions of the board of directors and shareholders consents, as applicable, of each Company with respect to the transactions referred to herein ;

     (iii) the Credit Agreement;

     (iv)  each Note executed by IMPAC, AGI and Klearfold;

     (v) each financing statement (the "Financing Statements") executed by each Company and delivered to the Agent;

     (vi)   each Pledge Agreement;

     (vii)  the AGI Pledge and Security Agreement;

     (viii) each Security Agreement;

     (ix)   each Intellectual Property Assignment;

     (x)    each Guaranty;

     (xi)   Fee Letter;

     (xii)  Assignment of Representations and Warranties;

     (xiii) Agreement and Plan of Merger;

     (xiv)  Combination Documents;

     (xv) Senior Subordinated Note Indenture and the other Senior Subordinated Note Documents;

     (xvi)  Articles of Merger between AGI and AGI Acquisition; and

     (xvii) such other agreements, instruments and documents, and such questions of law as we have deemed necessary or appropriate to enable us to render the opinions expressed below.

     Items (iii) - (xii) above are collectively hereinafter defined as the "Loan Documents" and items (xiii) to (xvi) above are collectively hereinafter defined as the "Acquisition Documents", and the Acquisition Documents and the Loan Documents are sometimes hereafter collectively referred to as the "Transaction Documents".

     Additionally, we have examined originals or copies, certified to our satisfaction, of such certificates of public officials and officers and representatives of each Company and we have made such inquiries of officers and representatives of each Company as we have deemed relevant or necessary, as the basis for the opinions set forth herein.

     In rendering the opinions expressed below, we have, with your consent, assumed that the signatures of persons signing all documents (other than of each Company) in connection with which this opinion is rendered are genuine, all documents submitted to us as originals or duplicate originals are authentic and all documents submitted to us as copies, whether certified or not, conform to authentic original documents. Additionally, we have, with your consent, assumed and relied upon, the following:

     (a) the accuracy and completeness of all facts set forth in all certificates and other statements, documents, records, financial statements and papers reviewed by us, and the accuracy and completeness of all factual representations, warranties, schedules and exhibits contained in the Transaction Documents, with respect to the factual matters set forth therein;

     (b) all parties to the documents reviewed by us (other than each Company) are duly organized, validly existing and in good standing under the laws of all jurisdictions where they are conducting their businesses or otherwise required to be so qualified, and have full power and authority to execute, deliver and perform under such documents and all such documents have been duly authorized, executed and delivered by such parties;

     (c) neither the Agent, any Lender nor any of their representatives have any knowledge (actual or constructive) of any adverse claim, lien, security interest, claim, encumbrance, interest or other condition of title affecting any of the Collateral, except for Liens described in Schedule 8.01 to the Credit
                                                 -------------
Agreement;

     (d) all items of Collateral for which possession must be taken by a secured party in order to perfect its security interest under section 9-304 of the Uniform Commercial Code of Illinois (the "Code") are in the possession or constructive possession of the Agent and not in the possession of any Company, affiliates or agents or any other person acting on behalf of any Company;

     (e) each Company has acquired good and sufficient title to each existing item of Collateral existing on the date hereof and has "rights" in and to such Collateral within the meaning of section 9-203 of the Code consistent with and sufficient for purposes of the Transaction Documents, and the same will be true of each item of Collateral arising after the date hereof;

     (f) the proceeds of the Loans have been disbursed and each Transaction Document constitutes the valid and binding obligation of each party thereto (other than of each Company) enforceable against such party in accordance with its terms; and

     (g) the descriptions of the Collateral in the relevant Transaction Document reasonably describes the property intended to be described as Collateral therein.

     Whenever our opinion with respect to the existence or absence of facts is indicated to be based on our knowledge or awareness, we are referring to the knowledge of the particular Bingham Dana LLP attorneys who have represented the Companies during the course of our representation of the Companies in connection with the Transaction Documents. Except as expressly set forth herein, we have not undertaken any independent investigation, examination or inquiry to determine the existence or absence of any facts (and have not caused the review of any court file or indices) and no inference as to our knowledge concerning any facts should be drawn as a result of the limited representation undertaken by us.

     Based upon the foregoing and subject to the qualifications stated herein, we are of the opinion that:

     1. Each Company: (a) is a duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Transaction Document to which it is a party;
(c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     2. The execution, delivery and performance by each Company of the Transaction Document to which it is a party, has been duly authorized by all necessary corporate action, and no Transaction Document: (a) contravenes the terms of any of such Company's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Company is a party (other than pursuant to the Transaction Documents) or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Requirement of Law (including, without limitation, Regulation X or U of the Board of Governors of the Federal Reserve System).

     3. Each Transaction Document to which a Company is a party constitutes the legal, valid and binding obligations of such Company and any of its Subsidiaries to the extent it is a party thereto, enforceable against such Company in accordance with their respective terms.

     4. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Company of any Transaction Document.

     5. There are no actions, suits, proceedings, claims or disputes pending, or to our knowledge after due inquiry, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against any Company or any of their respective properties which: (a) purport to affect or pertain to any Transaction Document, or any of the transactions contemplated thereby; or
(b) if determined adversely to such Company, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of any Transaction Document, or directing that the transactions provided for therein not be consummated as therein provided.

     6. None of IMPAC, any single Person controlling IMPAC, or any Subsidiary of IMPAC, is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Company is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal

Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     7. As of the Closing Date and after giving effect to the Transaction, IMPAC has no Subsidiaries other than those specifically disclosed in part (a) of
Schedule 6.19 to the Credit Agreement and has no equity investments in any other
-------------
corporation or entity other than those specifically disclosed in part (b) of
Schedule 6.19 to the Credit Agreement.  All of the issued and outstanding
-------------
capital stock of IMPAC and any Subsidiary thereof is owned by each of the stockholders named on Schedule 6.19 to the Credit Agreement. Except as set
                      -------------
forth on Schedule 6.19 to the Credit Agreement, there are no outstanding rights
         -------------
to purchase, options, warrants or similar rights or agreements pursuant to which IMPAC or any of its Subsidiaries may be required to issue or sell any capital stock or other equity security.

     8. The subordination provisions contained in the Senior Subordinated Note Documents in existence on the Closing Date are enforceable against IMPAC and the holders thereof, and the Loans and all other Obligations are entitled to the benefits of any Loan Document and any related guaranty are within the definitions of "Senior Debt", included in such provisions.

     9. The Transaction Agreements are in full force and effect as of the date hereof, have not been terminated, rescinded or withdrawn, and no material portion thereof has been amended or waived by any party. All requisite approvals by governmental authorities and regulatory bodies having jurisdiction over IMPAC and other Persons referenced therein, with respect to the transactions contemplated by the Transaction Agreements, have been obtained, and no such approvals impose any conditions to the consummation of the transactions contemplated by the Transaction Agreements or to the conduct by IMPAC and its Subsidiaries of its business thereafter.

     10. The Merger Documents are in form and substance satisfactory for effecting the Merger pursuant to such agreements under the laws of the State of Illinois; the Articles of Merger have been filed with the Secretary of State in the State of Illinois; and the Merger has been effected and is valid in accordance with the terms thereof and the laws of the State of Illinois.

     11. Assuming that the Agent has taken and is remaining in possession of the stock certificates evidencing the Pledged Shares (as defined in the relevant Pledge Agreement) and the Agent and the Lenders have taken such Pledged Shares in good faith without notice (actual or constructive) of any adverse claim within the meaning of the Code, there has been created under each Pledge Agreement, and there has been granted to the Agent, on behalf of the Lenders, a valid and perfected first priority security interest and lien upon such Pledged Shares to the extent a security interest may be obtained by possession under the Code.

     12. The provisions of each Security Agreement are sufficient to create in the Agent's favor a legal, valid and enforceable security interest in all right, title and interest of each Company in those items and types of Collateral referred to therein in which a security interest may be created under Article 9 of the Code. The Financing Statements are in proper form for filing with the relevant office listed on Schedule I hereto (each a "Filing Office"), and the
                          ----------
description of the Collateral set forth in the Financing Statements is sufficient to perfect a security interest in the items and types of

Collateral in which a security interest may be perfected by the filing of a financing statement under the Code. Upon filing of the Financing Statement in the relevant Filing Office, the security interests created under each Security Agreement in favor of the Agent in and to the Collateral referred to therein will be perfected to the extent that creation of a security interest therein is subject to Article 9 of the UCC and a security interest may be perfected in such Collateral by filing a financing statement with such Filing Office under the UCC. With respect to the jurisdictions other than Illinois and Pennsylvania, with your consent, we have relied solely on our review of the CCH UCC Transactions Guide, copies of which are attached hereto as Schedule II, without
                                                           -----------
any investigation of the legal decisions or statutory provisions in effect in those jurisdictions that may affect the filing of financing statements or perfection of security interests in those jurisdictions.

     13. Neither the Agent nor any Lender is required to be qualified to do business or file any designation for service of process or file any reports or pay any taxes in the States of Illinois or Pennsylvania, or comply with any statutory or regulatory requirements applicable only to financial institutions chartered or qualified or required to be chartered or qualified to do business in the States of Illinois or Pennsylvania, solely by virtue of making the Loans or taking a lien on property in Illinois or Pennsylvania.

     14. There are no state or local taxes, fees or other charges payable in connection with the execution or delivery of the Transaction Documents or the recordation, filing or enforcement of the Financing Statements other than nominal recording fees in the appropriate state or county offices.

     15. The interest rates applicable to the obligations of IMPAC, AGI and Klearfold under the Credit Agreement do not violate any law, rule or regulation prescribing a maximum rate of interest.

     16. Upon the proper and timely recording of the Intellectual Property Assignments with the United States Patent and Trademark Office and upon payment of the related applicable filing fees and charges, the security interest of the Agent (on behalf of the Lenders) in the patents, trademark registrations, patent applications and trademark applications described therein will be valid and continuing security interest to the full extent such security interests can be perfected under federal law.

     The opinions as expressed herein are subject to the following qualifications:

     (a) the enforceability of the Transaction Documents and the obligations of each Company thereunder and the availability of certain rights and remedial provisions provided for in the Transaction Documents are subject to the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, arrangement, liquidation, conservatorship, and moratorium laws and are subject to limitations imposed by other laws and judicial decisions relating to or affecting the rights of creditors or secured creditors generally, and general principles of equity (regardless of whether enforcement is considered in proceedings at law or in equity) upon the availability of injunctive relief or other equitable remedies, including, without limitation, where (i) the breach of such covenants or provisions imposes restrictions or burdens upon a debtor and it cannot be demonstrated that the enforcement of such remedies, restrictions or burdens is reasonably necessary for the protection of a creditor; (ii) a creditor's enforcement of such remedies, covenants or provisions under the circumstances, or the manner of such enforcement, would violate such creditor's implied covenant of good faith and fair dealing, or would be commercially unreasonable; or (iii) a court having jurisdiction finds that such remedies, covenants or provisions were, at the time made, or are in application, unconscionable as a matter of law or contrary to public policy;

             [OTHER EXCEPTIONS TO BE INCLUDED BY PARTY DELIVERING
             THIS OPINION, SUBJECT TO REVIEW BY WINSTON & STRAWN]

     The opinions expressed herein are based upon and are limited to the laws of the States of Illinois and Pennsylvania, the laws of the United States of America and the General Corporation Law of the State of Delaware and (except as set forth in paragraph 12 above) we express no opinion with respect to the laws
             ------------
of any other state or jurisdiction.

     Our opinions set forth in this letter are based upon the facts in existence and laws in effect on the date hereof and we expressly disclaim any obligation to update our opinions herein, regardless of whether changes in such facts or laws come to our attention after the delivery hereof.

     This opinion is solely for the benefit of the addressee hereof in connection with the execution and delivery of the Credit Agreement. This opinion may not be relied upon in any manner by any other person (other than a participant under the Credit Agreement).

                                        Very truly yours,

                                   EXHIBIT E

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------

          This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and
                                                          --------------
Acceptance") dated as of ___________, ____ is made between _____________
----------
__________________________ (the "Assignor") and _________________________ (the
                                 --------
"Assignee").
---------

                                   RECITALS

          WHEREAS, the Assignor is party to that certain Credit Agreement, dated as of March 12, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among IMPAC Group, Inc. (the
                        ----------------
"Company"), AGI Incorporated ("AGI"), Klearfold, Inc. ("Klearfold"; and together
--------                       ---                      ---------
with AGI, each a "L/C Borrower" and collectively, the "L/C Borrowers"), the
                  ------------                         -------------
financial institutions party thereto (including the Assignor, the "Lenders"),
                                                                   -------
and Bank of America National Trust & Savings Association, as Agent for the Lenders (the "Agent"). Any terms defined in the Credit Agreement and not defined
              -----
in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

          WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making [Revolving Loans to the Company in an aggregate amount not to exceed $_____________][L/C Loans to the L/C Borrowers in an aggregate amount not to exceed $_________] (the "Commitment");
                                ----------

          WHEREAS, the Assignor wishes to assign to the Assignee [part of the ] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding [Revolving][L/C] Loans in an amount equal to $____________ (the "Assigned Amount") on the terms and subject to the conditions set forth herein
 ---------------
and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   Assignment and Acceptance.
          -------------------------

          (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage
                                                      ---------------------
Share") of (A) the Commitment and the [Revolving][L/C] Loans of the Assignor and
-----
(B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

          [IF APPROPRIATE, ADD PARAGRAPH SPECIFYING PAYMENT TO ASSIGNOR BY ASSIGNEE OF OUTSTANDING PRINCIPAL OF, ACCRUED INTEREST ON, AND FEES WITH RESPECT TO, LOANS ASSIGNED.]

          (b)  With effect on and after the Effective Date (as defined in
Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement (including without limitation under
Article II thereof), including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Section
--------  -------
11.05 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $____________.

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $___________.

     2.   Payments.
          --------

          (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $____________, representing the Assignee's Pro Rata Share of the principal amount of all [Revolving][L/C] Loans.

          (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 11.08(a) of the Credit Agreement.

     3.   Reallocation of Payments.
          ------------------------

     Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment and [Revolving][L/C] Loans shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   Independent Credit Decision.
          ---------------------------

     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.   Effective Date; Notices.
          -----------------------

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be ____________, ____ (the "Effective
                                                                 ---------
Date"); provided that the following conditions precedent have been satisfied on
        --------
or before the Effective Date:

               (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

               (ii) the consent of the Issuing Lender, the Agent and each Credit Party required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 11.08(a) of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

               (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

               (iv) the Assignee shall have complied with Section 11.08 of the Credit Agreement (if applicable);

               (v) the processing fee referred to in Section 2(b) hereof and in Section 11.08(a) of the Credit Agreement shall have been paid to the Agent; and

               (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.
                   ----------

     6.   Agent.
          -----

          (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

          [(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

     7.   Withholding Tax.
          ---------------

     The Assignee (a) represents and warrants to the Lender, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.   Representations and Warranties.
          ------------------------------

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Credit Parties, or the performance or observance by the Credit Parties, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.   Further Assurances.
          ------------------

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  Miscellaneous.
          -------------

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Illinois over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Illinois State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

          [OTHER PROVISIONS TO BE ADDED AS MAY BE NEGOTIATED BETWEEN THE ASSIGNOR AND THE ASSIGNEE, PROVIDED THAT SUCH PROVISIONS ARE NOT INCONSISTENT WITH THE CREDIT AGREEMENT.]

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                              [ASSIGNOR]

                              By:___________________________________________

                              Name:_________________________________________

                              Title:________________________________________

                              Address:______________________________________
                                      ______________________________________
                                      ______________________________________

                              [ASSIGNEE]

                              By:___________________________________________

                              Name:_________________________________________

                              Title:________________________________________

                              Address:______________________________________
                                      ______________________________________
                                      ______________________________________

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

BANK OF AMERICA NATIONAL TRUST      Payment Instructions:
   & SAVINGS ASSOCIATION,           Bank:__________________________________
                                    ABA No:________________________________
as Agent                            Account No:____________________________
                                    Reference:_____________________________

By:___________________________

Name:_________________________

Title:________________________

[BANK OF AMERICA NATIONAL TRUST
   & SAVINGS ASSOCIATION,
as Issuing Bank

By:____________________________

Name:__________________________

Title:_________________________]


[IMPAC GROUP, INC.

By:____________________________

Name:__________________________

Title:_________________________]


[AGI INCORPORATED

By:____________________________

Name:__________________________

Title:_________________________]


[KLEARFOLD, INC.

By:____________________________

Name:__________________________

Title:_________________________]

                                  EXHIBIT F-1

                        PROMISSORY NOTE - REVOLVING LOAN
                        --------------------------------

$_______________                                           Dated: March __, 1998

          FOR VALUE RECEIVED, IMPAC GROUP, INC. (the "Company") HEREBY PROMISES TO PAY to the order of __________________________ (the "Lender") the principal sum of ______________________ United States Dollars ($_________) or, if less, the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Company pursuant to Section 2.01(a) of the Credit Agreement (as
                           ---------------
hereinafter defined), on or before the Termination Date; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to Bank of America National Trust & Savings Association, as Agent (the "Agent"), on behalf of the Lender, at its main office in Chicago, Illinois in immediately available funds. The Revolving Loans made by the Lender to the Company pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule
                                                                       --------
A attached hereto which is part of this Note or otherwise in accordance with its
-
usual practices; provided, however, that the failure to so record shall not
                 --------  -------
affect the Company's obligations under this Note.

          This Note is a Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 12, 1998, by and among the Company, AGI Incorporated, Klearfold, Inc., the financial institutions signatory thereto (including the Lender) and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                                    IMPAC GROUP, INC.


                                    By:_________________________________
                                       Name: ___________________________
                                       Title:___________________________

                                                                      Schedule A
                                                                      ----------

                       Promissory Note - Revolving Loan

                             dated March __, 1998

                            payable to the order of

                                   [Lender]

________________________________________________________________________________

                              PRINCIPAL PAYMENTS
________________________________________________________________________________

               Amount of                         Unpaid Principal
               Principal         Amount of           Balance         Notation
Date           Borrowed       Principal Repaid       -------         Made By
------         --------       ----------------                       -------

                                  EXHIBIT F-2

                          PROMISSORY NOTE - L/C LOAN
                          --------------------------


$_______________                                           Dated: March __, 1998


          FOR VALUE RECEIVED, [AGI INCORPORATED][KLEARFOLD, INC.] (the "Company") HEREBY PROMISES TO PAY to the order of __________________________ (the "Lender") the principal sum of ______________________ United States Dollars ($_________) or, if less, the aggregate unpaid principal amount of the L/C Loans made by the Lender to the Company pursuant to Section 2.01[(b)][(c)] of the
                                              ----------------------
Credit Agreement (as hereinafter defined), on or before the Termination Date; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to Bank of America National Trust & Savings Association, as Agent (the "Agent"), on behalf of the Lender, at its main office in Chicago, Illinois in immediately available funds. The L/C Loans made by the Lender to the Company pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule A attached hereto which is part of this Note or otherwise in accordance
----------
with its usual practices; provided, however, that the failure to so record shall
                          --------  -------
not affect the Company's obligations under this Note.

          This Note is a Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 12, 1998, by and among the Company, [AGI Incorporated][Klearfold, Inc.], IMPAC Group, Inc., the financial institutions signatory thereto (including the Lender) and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                                    [AGI INCORPORATED]
                                    [KLEARFOLD, INC.]


                                    By: ___________________________________
                                        Name: _______________________________
                                        Title:_______________________________

                                                                      Schedule A
                                                                      ----------

                          Promissory Note - L/C Loan

                             dated March __, 1998

                            payable to the order of

                                   [Lender]

____________________________________________________________________________

                              PRINCIPAL PAYMENTS

____________________________________________________________________________

               Amount of                       Unpaid Principal
               Principal       Amount of            Balance       Notation
     Date       Borrowed   Principal Repaid         -------        Made By
     ----       --------   ----------------                        -------


EXHIBIT.F-2

                                  SCHEDULE 1

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------

                                                       [Date]

Bank of America National Trust
 & Savings Association
as Agent for the Lenders party to the
Credit Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697
Attn:

IMPAC Group, Inc.
____________________
____________________
Attn:

Ladies and Gentlemen:

     We refer to the Credit Agreement, dated as of March 12, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit
                                                                     ------
Agreement"), among IMPAC Group, Inc.  (the "Company"), AGI Incorporated ("AGI"),
---------                                                                 ---
Klearfold, Inc. ("Klearfold"; and together with AGI, each a "L/C Borrower" and
                  ---------                                  ------------
collectively, the "L/C Borrowers"), the financial institutions party thereto
                   -------------
(the "Lenders"),  and Bank of America National Trust & Savings Association, as
      -------
Agent for the Lenders (the "Agent").  Terms defined in the Credit Agreement are
                            -----
used herein as therein defined.

     1. We hereby give you notice of, and request your consent to, the assignment by ____________ (the "Assignor") to _________________ (the
                                 --------
"Assignee") of _____% of the right, title and interest of the Assignor in and to
 --------
the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the [Revolving][L/C] Commitment of the Assignor and all outstanding [Revolving][L/C] Loans made by the Assignor pursuant to the Assignment and Acceptance Agreement attached hereto (the

"Assignment and Acceptance").  Before giving effect to such assignment the
--------------------------
Assignor's [Revolving][L/C] Commitment is $____________ and the aggregate amount of its outstanding [Revolving][L/C] Loans is $____________.

     2. The Assignee agrees that, upon receiving the consent of the Agent and, if applicable, the Issuing Bank to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

     3.   The following administrative details apply to the Assignee:

          (A)  Notice Address:

               Assignee name:_______________________________________
               Address:_____________________________________________
                       _____________________________________________
                       _____________________________________________
               Attention:___________________________________________
               Telephone: (______)__________________________________
               Fax No.:   (______)__________________________________

          (B)  Payment Instructions:

               Account No.:_________________________________________
                        At:_________________________________________
                           _________________________________________
                           _________________________________________
               Reference:___________________________________________
               Attention:___________________________________________

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance .

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                              Very truly yours,

                              [NAME OF ASSIGNOR]

                              By:_____________________________________________

                              Name:___________________________________________

                              Title:__________________________________________


                              [NAME OF ASSIGNEE]

                              By:_____________________________________________

                              Name:___________________________________________

                              Title:__________________________________________

                                      -3-